EXHIBIT 10.2

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 30th day of January, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Attachment 1A Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Attachment 1A Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. In consideration of the mutual promises contained herein, the parties hereto further agree that the servicing of the mortgage loans (the “Attachment 1B Mortgage Loans” and, together with the Attachment 1A Mortgage Loans, the “Mortgage Loans”) listed on Attachment 1B annexed hereto (the “Attachment 1B Mortgage Loan Schedule” and, together with the Attachment 1A Mortgage Loan Schedule, the “Mortgage Loan Schedule”) delivered under the Flow Mortgage Loan Sale and Servicing Agreement dated as of September 7, 2012, between RBS Financial Products Inc. and the Bank, as modified by the Assignment, Assumption and Recognition Agreement, dated as of the date hereof (the “RBS AAR”), among RBS Financial Products Inc., Redwood Residential Acquisition Corporation and the Bank (together, the “Purchase Agreement”) shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1. Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Attachment 1A Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Attachment 1A Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2. Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

3. Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Attachment 1A Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Attachment 1A Mortgage Loans, Depositor is released from all obligations under the Sale and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

4. Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

5. Assignee agrees to be bound, as “Purchaser,” by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Attachment 1A Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1A Mortgage Loans, and Assignor is released from such obligations.

6. Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase Agreement), by all of the terms, covenants and conditions of the Purchase Agreement relating to the Attachment 1B Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1B Mortgage Loans, and Assignor is released from such obligations.

7. The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under both the Sale and Servicing Agreement with respect to the Attachment 1A Mortgage Loans and the Purchase Agreement with respect to the Attachment 1B Mortgage Loans.

Representations and Warranties

8. Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

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(a) Attached hereto as Attachment 2A is a true and accurate copy of the Sale and Servicing Agreement, and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear of all liens, claims and encumbrances;

(c) There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement or the Purchase Agreement;

(d) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under each of the Sale and Servicing Agreement and the Purchase Agreement;

(e) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

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9. Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a) Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

10. Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a) Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b) Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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11. The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a) Attached hereto as Attachment 2A is a true and accurate copy of the Sale and Servicing Agreement and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement and the Purchase Agreement;

(c) The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject. The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank. This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

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Restated Bank Representations and Warranties

12. The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement with respect to each Attachment 1A Mortgage Loan as of the related Closing Date (as such term is defined in the Sale and Servicing Agreement), (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, with respect to each Attachment 1A Mortgage Loan, (c) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement with respect to each Attachment 1B Mortgage Loan as of the related Closing Date (as such term is defined in the Purchase Agreement) and (d) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, with respect to each Attachment 1B Mortgage Loan, in each case as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the date specified, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 16.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

13. (a) Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement or Subsection 7.01 of the Purchase Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) of the Sale and Servicing Agreement or the Purchase Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein. Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall, at its option, (i) substitute a mortgage loan for the defective Mortgage Loan in accordance with the Sale and Servicing Agreement or the Purchase Agreement, as applicable, (ii) repurchase the related Mortgage Loan at the Repurchase Price or (iii) except for a breach of a representation and warranty in Subsection 7.01(bb) of the Sale and Servicing Agreement or the Purchase Agreement, make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach not later than 90 days after its discovery or receipt of notice of such breach and in the case of clauses (ii) and (iii) above, by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

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(b) Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 13(a) above shall be by Arbitration administered by the American Arbitration Association. If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty, has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c) To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 13, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification. Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d) It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e) The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

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Recognition of Assignee

14. (a) From and after the date hereof, subject to clauses (b) and (c) and Sections 16 and 17 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement and the Purchase Agreement, each as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans, the terms of which are incorporated herein by reference, as amended by this Agreement.

(b) From and after the date hereof, the Bank further agrees that the provisions of the Sale and Servicing Agreement shall apply to all of the Mortgage Loans as though all of the Mortgage Loans were sold by the Bank thereunder, and the Bank shall service all of the Mortgage Loans in accordance with the Sale and Servicing Agreement; provided, however, that Subsection 7.04 (Repurchase of Mortgage Loans with Early Payment Default) and Subsection 7.05 (Purchase Price Protection) of the Purchase Agreement shall apply to the Attachment 1B Mortgage Loans as though set forth in the Sale and Servicing Agreement.

(c) It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

15. The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

16. (a) Controlling Holder Rights. The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

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Sale and Servicing Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b) Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase Agreement and the Sale and Servicing Agreement listed below:

Purchase Agreement:

Section	Matter
7.04 7.05	Repurchase of Mortgage Loans with Early Payment Default Purchase Price Protection

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection
Addendum I	Regulation AB Compliance Addendum

(c) In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

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Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

(d) If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 16(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge. Upon the first exercise of an enforcement of any rights pursuant to Section 16(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

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Amendments to Sale and Servicing Agreement

17. The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a) Definitions.

(i) The definitions of “Arbitration,” “Business Day,” “Eligible Account,” “Eligible Investment,“ “Opinion of Counsel,” “Rating Agencies,” “Repurchase Price” and “Servicing Fee Rate” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling and Servicing Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling and Servicing Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of January 1, 2013, in accordance with the Pooling and Servicing Agreement.

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Controlling Holder: At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement. If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, then no entity will have any rights as a Controlling Holder.

Eligible Account: Any account or accounts maintained with a federal or state chartered depository institution or trust company the debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) satisfy each of the following criteria: (1) the short-term unsecured debt obligations of such entity are rated in the highest rating category of Fitch, Inc. (“Fitch”) and Standard & Poor’s Ratings Services (“S&P”) and the long-term unsecured debt obligations of such entity are rated in one of the two highest rating categories of Fitch and S&P and (2) if the unsecured debt obligations of such entity are rated by Kroll Bond Rating Agency, Inc. (“KBRA”), then the short-term unsecured debt obligations of such entity are rated in the highest rating category of KBRA and the long-term unsecured debt obligations of such entity are rated in one of the three highest rating categories of KBRA. If the ratings no longer satisfy each of these criteria, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade. Eligible Accounts may bear interest.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i) direct obligations of, and obligations fully guaranteed by the United States of America which are backed by the full faith and credit of the United States of America;

(ii) (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days are rated “A-1+” by S&P) and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

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(iii) repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days are rated “A-1+” by S&P), in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that short-term obligations with a maturity of at least 60 days are rated “A-1+” by S&P), in each case the time of such investment; and

(vi) any money market funds rated in one of the two highest rating categories by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, with respect to S&P, shares of a money market fund are rated “AAAm”);

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

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Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Rating Agencies: Fitch, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Standard & Poor’s Ratings Services (“S&P”); provided, however, that references to “Rating Agencies” as used in the definition of “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling and Servicing Agreement, then such successor Securities Administrator.

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Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related PPTL, which rate shall be increased by the amount of any increase in the Mortgage Interest Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

(b) Servicing Standard. In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates as a single class.

(c) Segregated Custodial Account. The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2013-2” (the “2013-2 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes. If the 2013-2 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2013-2 Custodial Account to an account that is an Eligible Account. The 2013-2 Custodial Account shall qualify as an Eligible Account.

(d) Determination of Breach of Representations and Warranties. The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(e) Helping Families Act Notice. The following sentence shall be added at the end of Subsection 6.04:

In connection with any Mortgage Loan (i) repurchased by First Republic Bank from the trust created by the Pooling and Servicing Agreement (the “Trust”) or (ii) purchased in the exercise of a Clean-up Call, First Republic Bank shall furnish to the related borrower, within thirty (30) days following the date of such repurchase, the notice required by, and in accordance with, Section 404 of the Helping Families Act.

15

(f) Transfer of Eligible Investments. The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade. Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2013-2 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

(g) Transfer of Accounts. The second sentence of Subsection 11.09 shall be deleted and replaced in its entirety as follows:

Pursuant to Subsections 11.04 and 11.06, such transfer shall be made only with the Purchaser’s approval, which shall not unreasonably be withheld.

(h) Form of Monthly Report. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor. Such reports shall be provided not later than the fifth (5th) Business Day of each calendar month.

(i) Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(j) Clean-up Call. A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33. Clean-up Call. In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call. The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

16

(k) REMIC Provisions.

(i) The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions: Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder; the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii) The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

17

(iii) The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(l) Avoidance of Consolidation.

(i) The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06 Avoidance of Consolidation.

(a) The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the Trust if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

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If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer. The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b) The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Sale and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements. Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation. Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 17(i) of this Agreement above, to read in its entirety as follows:

19

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

(m) Foreclosure Proceedings. The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(n) Modification Payment Plans and Foreclosure Approvals.

(i) The first sentence of the fifth paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan (provided that the Servicer shall in no event extend the final maturity date past February 25, 2043 or, if such 25th day is not a Business Day, the next succeeding Business Day), or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action.

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(ii) The third sentence of the last paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.

(o) Servicer Reports. The Servicer shall provide monthly reports to the Purchaser pursuant to Subsection 11.16 of the Sale and Servicing Agreement in the formats attached hereto as Exhibits 10 and 11, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(p) Assumption Agreements. The first sentence of Subsection 11.18 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

(q) Indemnification Expenses. The first sentence of Subsection 12.01(b) is hereby deleted and replaced in its entirety with the following:

The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

(r) Broker’s Price Opinion. If, in accordance with the Pooling and Servicing Agreement, the Trustee has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain, and if there is no longer a Controlling Holder, the Servicer, promptly upon the request and at the expense of the Trustee, shall obtain a valuation on the related Mortgaged Property in the form of a broker’s price opinion, and provide the results of such valuation to the Trustee.

21

(s) The rights under the Purchase Agreement and the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement and the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

18. All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of the Bank,

First Republic Bank

111 Pine Street

San Francisco, CA 94111

Attention: Tony Sachs

with a copy to the General Counsel at the same address

(b)	In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust – Sequoia Mortgage Trust 2013-2

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

22

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2013-2

(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

19. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

20. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

21. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

22. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of each of the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the assignment of the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of each of the Sale and Servicing Agreement and the Purchase Agreement.

23

23. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

24. The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. The Bank hereby consents to such exercise and enforcement.

25. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

26. Master Servicer. The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

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The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39116400, Sequoia Mortgage Trust 2013-2 Distribution Account

27. The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto. The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto. Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

28. Helping Families Act Notice. Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2013-2 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein. Assignor and Assignee each agree that it will not send such notices to the Mortgagors.

29. Rule 17g-5 Compliance. The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-2” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 29 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

25

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

ASSIGNEE:
Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

FIRST REPUBLIC BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By:
Name:
Title:

Signature Page to Assignment, Assumption and Recognition Agreement – First Republic (SEMT 2013-2)

26

ATTACHMENT 1A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1002338	0.002500			1002338		12-489637-9	1	1	0	3
2	1002338	0.002500			1002338		12-489414-3	1	1	0	9
3	1002338	0.002500			1002338		12-492755-4	1	1	0	3
4	1002338	0.002500			1002338		12-491344-8	1	1	0	9
5	1002338	0.002500			1002338		12-493669-6	1	1	0	7
6	1002338	0.002500			1002338		12-494616-6	1	1	0	7
7	1002338	0.002500			1002338		12-493122-6	1	1	0	9
8	1002338	0.002500			1002338		12-493367-7	1	1	0	7
9	1002338	0.002500			1002338		12-493269-5	1	1	0	7
10	1002338	0.002500			1002338		12-493537-5	1	1	0	7
11	1002338	0.002500			1002338		12-492305-8	1	1	0	3
12	1002338	0.002500			1002338		12-494154-8	1	1	0	7
13	1002338	0.002500			1002338		12-494199-3	1	1	0	7
14	1002338	0.002500			1002338		12-492532-7	1	1	0	7

	12	13	14	15	16	17	18	19	20
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1						1	0	0
2						1	0	0
3						1	0	0
4						1	0	0
5						1	0	0
6						1	0	0
7						1	0	0
8						1	0	0
9						1	0	0
10						1	0	0
11						1	0	0
12						1	0	0
13						1	0	0
14						1	0	0

	21	22	23	24	25	26	27	28
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term
1			0.00		20120910	330000.00	0.041500	240
2			0.00		20121024	1200000.00	0.039500	360
3			0.00		20121115	670000.00	0.038000	360
4			0.00		20121113	670000.00	0.038000	360
5			0.00		20121128	1532000.00	0.038000	360
6			0.00		20121115	532000.00	0.036500	360
7			0.00		20121107	1200000.00	0.037500	360
8			300000.00		20121107	600000.00	0.038000	360
9			522500.00		20121109	1000000.00	0.038000	360
10			0.00		20121204	1650000.00	0.036500	360
11			0.00		20121114	2000000.00	0.035500	360
12			0.00		20121101	1568000.00	0.035500	360
13			0.00		20121109	1001250.00	0.035500	360
14			0.00		20121115	506250.00	0.037500	360

	29	30	31	32	33	34	35	36	37
	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due
1	240	20121101	1	0	0		327336.80	0.041500	2025.91
2	360	20121201	1	0	0		1198255.55	0.039500	5694.45
3	360	20130101	1	0	0		670000.00	0.038000	3121.91
4	360	20130101	1	0	0		670000.00	0.038000	3121.91
5	360	20130101	1	120	0		1532000.00	0.038000	4851.33
6	360	20130101	1	0	0		532000.00	0.036500	2433.68
7	360	20130101	1	0	0		1200000.00	0.037500	5557.39
8	360	20130101	1	120	0		600000.00	0.038000	1900.00
9	360	20130101	1	120	0		1000000.00	0.038000	3166.67
10	360	20130201	1	0	0		1650000.00	0.036500	7548.08
11	360	20130101	1	0	0		1996879.86	0.035500	9036.81
12	360	20130101	1	0	0		1568000.00	0.035500	7084.86
13	360	20130101	1	0	0		1001250.00	0.035500	4524.05
14	360	20130101	1	0	0		506250.00	0.037500	2344.52

	38	39	40	41	42	43	44	45	46
	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)
1	20121201	0	0
2	20121201	0	0
3	20121201	0	0
4	20121201	0	0
5	20121201	0	0
6	20121201	0	0
7	20121201	0	0
8	20121201	0	0
9	20121201	0	0
10	20121201	0	0
11	20121201	0	0
12	20121201	0	0
13	20121201	0	0
14	20121201	0	0

	47	48	49	50	51	52	53	54	55
	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14

	56	57	58	59	60	61	62	63	64
	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14

	65	66	67	68	69	70	71	72
	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers
1		99	99	60		685	3
2		99	99	60		150	1
3		99	99	60		8	2
4		99	99	60		291	1
5		99	99	60		51	2
6				0		611	2
7		99	99	60		303	1
8		99	99	60		78	3
9		99	99	60		174	2
10		99	99	60		554	1
11		99	99	60		669	2
12		99	99	60		563	1
13		99	99	60		572	2
14		99	99	60		57	1

	73	74	75	76	77	78	79	80	81
	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian
1	1		36		0	1
2	0		12		0	1
3	1		0	17	10	1
4	0		1.25		1	1
5	0		0	6	0	1
6	0		7	2	0	1
7	0		0		10	1
8	0		0		0	1
9	0		1		0	1
10	0		2		0	1
11	1		11		8	1
12	0		6		0	1
13	0		2		0	1
14	0		4.5	4.5	0	1

	82	83	84	85	86	87	88	89
	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method
1					793
2					788
3					758
4					712
5					770
6					803
7					773
8					799
9					807
10					752
11					793
12					803
13					744
14					802

	90	91	92	93	94	95	96	97
	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1
2
3
4
5
6
7
8
9
10
11
12
13
14

	98	99	100	101	102	103	104	105
	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income
1	000000000000			3307.00		0.00		3307.00
2	000000000000			26886.08	0.00	0.00	0.00	26886.08
3	000000000000			0.00	20487.00	0.00	0.00	20487.00
4	000000000000			18055.54		0.00		18055.54
5	000000000000			0.00	9583.00	0.00	51667.00	9583.00
6	000000000000			18515.46	0.00	0.00	1176.08	18515.46
7	000000000000			40954.92	0.00	4411.67	0.00	40954.92
8	000000000000			3710.00		0.00		3710.00
9	000000000000			44795.00	0.00	0.00	0.00	44795.00
10	000000000000			13938.76	0.00	10624.00	0.00	13938.76
11	000000000000			8333.34		42426.92		8333.34
12	000000000000			141926.79	0.00	0.00	0.00	141926.79
13	000000000000			31636.00	0.00	0.00	0.00	31636.00
14	000000000000			10416.66	8750.00	2957.00	1243.62	19166.66

	106	107	108	109	110	111	112	113	114
	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves
1	3307.00	0	4		2		4		400954.00
2	26886.08	0	5		3		4		1090071.66
3	20487.00	1	5		3		4		1398593.21
4	18055.54	0	5		3		4		1331583.18
5	61250.00	0	5		2		4		525772.01
6	19691.54	1	5		3		4		925076.27
7	45366.59	0	5		2		4		161824.70
8	3710.00	0	5		2		4		850173.38
9	44795.00	1	5		3		4		152995.94
10	24562.76	0	5		3		4		8841603.90
11	50760.26	0	4		2		4		1180123.78
12	141926.79	0	5		2		4		744676.77
13	31636.00	0	5		2		4		2208429.46
14	23367.28	0	5		2		4		243703.75

	115	116	117	118	119	120	121	122	123
	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type
1	183.35	0.055442				LOS GATOS	CA	95032	3
2	11150.79	0.414742				CHAPPAQUA	NY	10514	1
3	4607.08	0.224878				Cambridge	MA	02138	13
4	6123.34	0.339139				KATONAH	NY	10536	1
5	12328.40	0.201280			100.000000	BROOKLINE	MA	02467	1
6	7461.03	0.378895			100.000000	HEALDSBURG	CA	95448	1
7	8360.52	0.184288				LAGUNA BEACH	CA	92651	1
8	1539.38	0.414928			100.000000	BROOKLYN	NY	11205	15
9	17368.95	0.387743			65.482400	CALABASAS	CA	91302	1
10	9084.51	0.369849			100.000000	Brooklyn	NY	11201	12
11	12101.09	0.238397				NEWPORT BEACH	CA	92625	7
12	17272.92	0.121703			100.000000	SONOMA	CA	95476	1
13	11754.07	0.371541				NEWPORT BEACH	CA	92661	1
14	3878.20	0.165967				Canton	MA	02021	1

	124	125	126	127	128	129	130	131	132
	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	3		550000.00	3	20120822
2	1		2325000.00	3	20120813
3	1		1500000.00	3	20121024
4	1		1300000.00	3	20120924
5	1	1915000.00	1925000.00	3	20121031
6	2	709950.00	735000.00	3	20121105
7	1		2142000.00	3	20121016
8	1	2275000.00	2275000.00	3	20121014
9	1	2030000.00	2030000.00	3	20121018
10	1	3300000.00	3350000.00	3	20121026
11	1		3540000.00	3	20120928
12	1	1960000.00	1960000.00	3	20121025
13	1	1335000.00	1335000.00	3	20121030
14	1	675000.00	675000.00	3	20121003

	133	134	135	136	137	138	139	140	141
	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1				0.600000	0.600000	0	0	0
2				0.516100	0.516100	0	0	0
3				0.446600	0.446600	0	0	0
4				0.515300	0.515300	0	0	0
5				0.800000	0.800000	0	0	0
6				0.749300	0.749300	0	0	0
7				0.560200	0.560200	0	0	0
8				0.395600	0.263700	0	0	0
9				0.750000	0.492600	0	0	0
10				0.500000	0.500000	0	0	0
11				0.564900	0.564900	0	0	0
12				0.800000	0.800000	0	0	0
13				0.750000	0.750000	0	0	0
14				0.750000	0.750000	0	0	0

	142	143	144	145	146	147	148	149
	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14

	150	151	152	153	154	155	156	157
	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14

	158	159	160	161	162	163	164
	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)
1			36		0	20321001	3307
2			12		0	20421101	26886.08
3			0	32		20421201	0
4			18		0	20421201	18055.54
5			0	6	0	20421201	0
6			30	10	0	20421201	18515.46
7			0		0	20421201	40954.92
8			0		300000	20421201	3710
9			20		5364	20421201	44795
10			3		0	20430101	13938.76
11			25		0	20421201	8333.34
12			25		0	20421201	141926.79
13			2			20421201	31636
14			10	10		20421201	10416.66

	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	0	0	0	0	Full	Two Years	Two Months
2	0	0	0	0	0	Full	Two Years	Two Months
3	0	0	20487	0	0	Full	Two Years	Two Months
4	0	0	0	0	0	Full	Two Years	Two Months
5	0	0	9583	0	0	Full	Two Years	Two Months
6	0	0	0	0	1176.08	Full	Two Years	Two Months
7	0	0	0	0	0	Full	Two Years	Two Months
8	0	0	0	0	0	Full	Two Years	Two Months
9	0	0	0	0	0	Full	Two Years	Two Months
10	0	0	0	0	0	Full	Two Years	Two Months
11	0	0	0	0	0	Full	Two Years	Two Months
12	0	0	0	0	0	Full	Two Years	Two Months
13	0	0	0	0	0	Full	Two Years	Two Months
14	2957	0	8750	1243.62	0	Full	Two Years	Two Months

ATTACHMENT 1B

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position
1	1002338	0.002500			1002338		12-114179-5	1	1
2	1002338	0.002500			1002338		12-114425-2	1	1
3	1002338	0.002500			1002338		12-114460-9	1	1
4	1002338	0.002500			1002338		12-463515-7	1	1
5	1002338	0.002500			1002338		12-464699-8	1	1
6	1002338	0.002500			1002338		12-465011-5	1	1
7	1002338	0.002500			1002338		12-465452-1	1	1
8	1002338	0.002500			1002338		12-465719-3	1	1
9	1002338	0.002500			1002338		12-466486-8	1	1
10	1002338	0.002500			1002338		12-467557-5	1	1
11	1002338	0.002500			1002338		12-467694-6	1	1
12	1002338	0.002500			1002338		12-468150-8	1	1
13	1002338	0.002500			1002338		12-468456-9	1	1
14	1002338	0.002500			1002338		12-470267-6	1	1
15	1002338	0.002500			1002338		12-470446-6	1	1
16	1002338	0.002500			1002338		12-470736-0	1	1
17	1002338	0.002500			1002338		12-471014-1	1	1
18	1002338	0.002500			1002338		12-471572-8	1	1
19	1002338	0.002500			1002338		12-472076-9	1	1
20	1002338	0.002500			1002338		12-472416-7	1	1
21	1002338	0.002500			1002338		12-472593-3	1	1
22	1002338	0.002500			1002338		12-472738-4	1	1
23	1002338	0.002500			1002338		12-474057-7	1	1
24	1002338	0.002500			1002338		12-474156-7	1	1
25	1002338	0.002500			1002338		12-474195-5	1	1
26	1002338	0.002500			1002338		12-474562-6	1	1
27	1002338	0.002500			1002338		12-474578-2	1	1
28	1002338	0.002500			1002338		12-474592-3	1	1
29	1002338	0.002500			1002338		12-474611-1	1	1
30	1002338	0.002500			1002338		12-474940-4	1	1
31	1002338	0.002500			1002338		12-475305-9	1	1
32	1002338	0.002500			1002338		12-475537-7	1	1
33	1002338	0.002500			1002338		12-475702-7	1	1
34	1002338	0.002500			1002338		12-475837-1	1	1
35	1002338	0.002500			1002338		12-475854-6	1	1
36	1002338	0.002500			1002338		12-475896-7	1	1
37	1002338	0.002500			1002338		12-476041-9	1	1
38	1002338	0.002500			1002338		12-476098-9	1	1
39	1002338	0.002500			1002338		12-476200-1	1	1
40	1002338	0.002500			1002338		12-476440-3	1	1
41	1002338	0.002500			1002338		12-476524-4	1	1
42	1002338	0.002500			1002338		12-476525-1	1	1
43	1002338	0.002500			1002338		12-476605-1	1	1
44	1002338	0.002500			1002338		12-476632-5	1	1
45	1002338	0.002500			1002338		12-476634-1	1	1
46	1002338	0.002500			1002338		12-476766-1	1	1
47	1002338	0.002500			1002338		12-476767-9	1	1
48	1002338	0.002500			1002338		12-476830-5	1	1
49	1002338	0.002500			1002338		12-477065-7	1	1
50	1002338	0.002500			1002338		12-477133-3	1	1
51	1002338	0.002500			1002338		12-477456-8	1	1
52	1002338	0.002500			1002338		12-477631-6	1	1
53	1002338	0.002500			1002338		12-477879-1	1	1
54	1002338	0.002500			1002338		12-478155-5	1	1
55	1002338	0.002500			1002338		12-478254-6	1	1
56	1002338	0.002500			1002338		12-478572-1	1	1
57	1002338	0.002500			1002338		12-478604-2	1	1
58	1002338	0.002500			1002338		12-478611-7	1	1
59	1002338	0.002500			1002338		12-478637-2	1	1
60	1002338	0.002500			1002338		12-478748-7	1	1
61	1002338	0.002500			1002338		12-479221-4	1	1
62	1002338	0.002500			1002338		12-479290-9	1	1
63	1002338	0.002500			1002338		12-479368-3	1	1
64	1002338	0.002500			1002338		12-479386-5	1	1
65	1002338	0.002500			1002338		12-479893-0	1	1
66	1002338	0.002500			1002338		12-479908-6	1	1
67	1002338	0.002500			1002338		12-479990-4	1	1
68	1002338	0.002500			1002338		12-479991-2	1	1
69	1002338	0.002500			1002338		12-480001-7	1	1
70	1002338	0.002500			1002338		12-480090-0	1	1
71	1002338	0.002500			1002338		12-480441-5	1	1
72	1002338	0.002500			1002338		12-480451-4	1	1
73	1002338	0.002500			1002338		12-480525-5	1	1
74	1002338	0.002500			1002338		12-480643-6	1	1
75	1002338	0.002500			1002338		12-480678-2	1	1
76	1002338	0.002500			1002338		12-480961-2	1	1
77	1002338	0.002500			1002338		12-481023-0	1	1
78	1002338	0.002500			1002338		12-481217-8	1	1
79	1002338	0.002500			1002338		12-481363-0	1	1
80	1002338	0.002500			1002338		12-481370-5	1	1
81	1002338	0.002500			1002338		12-481371-3	1	1
82	1002338	0.002500			1002338		12-481527-0	1	1
83	1002338	0.002500			1002338		12-481675-7	1	1
84	1002338	0.002500			1002338		12-481898-5	1	1
85	1002338	0.002500			1002338		12-481933-0	1	1
86	1002338	0.002500			1002338		12-482270-6	1	1
87	1002338	0.002500			1002338		12-482314-2	1	1
88	1002338	0.002500			1002338		12-482330-8	1	1
89	1002338	0.002500			1002338		12-482369-6	1	1
90	1002338	0.002500			1002338		12-482438-9	1	1
91	1002338	0.002500			1002338		12-482529-5	1	1
92	1002338	0.002500			1002338		12-482530-3	1	1
93	1002338	0.002500			1002338		12-482705-1	1	1
94	1002338	0.002500			1002338		12-482857-0	1	1
95	1002338	0.002500			1002338		12-482897-6	1	1
96	1002338	0.002500			1002338		12-482952-9	1	1
97	1002338	0.002500			1002338		12-483018-8	1	1
98	1002338	0.002500			1002338		12-483065-9	1	1
99	1002338	0.002500			1002338		12-483081-6	1	1
100	1002338	0.002500			1002338		12-483102-0	1	1
101	1002338	0.002500			1002338		12-483303-4	1	1
102	1002338	0.002500			1002338		12-483321-6	1	1
103	1002338	0.002500			1002338		12-483427-1	1	1
104	1002338	0.002500			1002338		12-483477-6	1	1
105	1002338	0.002500			1002338		12-483542-7	1	1
106	1002338	0.002500			1002338		12-483596-3	1	1
107	1002338	0.002500			1002338		12-483605-2	1	1
108	1002338	0.002500			1002338		12-483668-0	1	1
109	1002338	0.002500			1002338		12-483946-0	1	1
110	1002338	0.002500			1002338		12-484241-5	1	1
111	1002338	0.002500			1002338		12-484264-7	1	1
112	1002338	0.002500			1002338		12-484280-3	1	1
113	1002338	0.002500			1002338		12-484437-9	1	1
114	1002338	0.002500			1002338		12-484452-8	1	1
115	1002338	0.002500			1002338		12-484529-3	1	1
116	1002338	0.002500			1002338		12-484534-3	1	1
117	1002338	0.002500			1002338		12-484643-2	1	1
118	1002338	0.002500			1002338		12-484807-3	1	1
119	1002338	0.002500			1002338		12-484848-7	1	1
120	1002338	0.002500			1002338		12-484906-3	1	1
121	1002338	0.002500			1002338		12-484957-6	1	1
122	1002338	0.002500			1002338		12-484987-3	1	1
123	1002338	0.002500			1002338		12-485079-8	1	1
124	1002338	0.002500			1002338		12-485082-2	1	1
125	1002338	0.002500			1002338		12-485094-7	1	1
126	1002338	0.002500			1002338		12-485153-1	1	1
127	1002338	0.002500			1002338		12-485206-7	1	1
128	1002338	0.002500			1002338		12-485229-9	1	1
129	1002338	0.002500			1002338		12-485247-1	1	1
130	1002338	0.002500			1002338		12-485265-3	1	1
131	1002338	0.002500			1002338		12-485269-5	1	1
132	1002338	0.002500			1002338		12-485293-5	1	1
133	1002338	0.002500			1002338		12-485309-9	1	1
134	1002338	0.002500			1002338		12-485374-3	1	1
135	1002338	0.002500			1002338		12-485394-1	1	1
136	1002338	0.002500			1002338		12-485412-1	1	1
137	1002338	0.002500			1002338		12-485418-8	1	1
138	1002338	0.002500			1002338		12-485426-1	1	1
139	1002338	0.002500			1002338		12-485431-1	1	1
140	1002338	0.002500			1002338		12-485453-5	1	1
141	1002338	0.002500			1002338		12-485490-7	1	1
142	1002338	0.002500			1002338		12-485499-8	1	1
143	1002338	0.002500			1002338		12-485507-8	1	1
144	1002338	0.002500			1002338		12-485571-4	1	1
145	1002338	0.002500			1002338		12-485579-7	1	1
146	1002338	0.002500			1002338		12-485585-4	1	1
147	1002338	0.002500			1002338		12-485612-6	1	1
148	1002338	0.002500			1002338		12-485662-1	1	1
149	1002338	0.002500			1002338		12-485733-0	1	1
150	1002338	0.002500			1002338		12-485747-0	1	1
151	1002338	0.002500			1002338		12-485767-8	1	1
152	1002338	0.002500			1002338		12-485779-3	1	1
153	1002338	0.002500			1002338		12-485793-4	1	1
154	1002338	0.002500			1002338		12-485814-8	1	1
155	1002338	0.002500			1002338		12-485844-5	1	1
156	1002338	0.002500			1002338		12-485849-4	1	1
157	1002338	0.002500			1002338		12-485878-3	1	1
158	1002338	0.002500			1002338		12-485913-8	1	1
159	1002338	0.002500			1002338		12-485965-8	1	1
160	1002338	0.002500			1002338		12-485986-4	1	1
161	1002338	0.002500			1002338		12-486026-8	1	1
162	1002338	0.002500			1002338		12-486168-8	1	1
163	1002338	0.002500			1002338		12-486205-8	1	1
164	1002338	0.002500			1002338		12-486218-1	1	1
165	1002338	0.002500			1002338		12-486219-9	1	1
166	1002338	0.002500			1002338		12-486238-9	1	1
167	1002338	0.002500			1002338		12-486239-7	1	1
168	1002338	0.002500			1002338		12-486297-5	1	1
169	1002338	0.002500			1002338		12-486300-7	1	1
170	1002338	0.002500			1002338		12-486312-2	1	1
171	1002338	0.002500			1002338		12-486376-7	1	1
172	1002338	0.002500			1002338		12-486409-6	1	1
173	1002338	0.002500			1002338		12-486446-8	1	1
174	1002338	0.002500			1002338		12-486472-4	1	1
175	1002338	0.002500			1002338		12-486526-7	1	1
176	1002338	0.002500			1002338		12-486558-0	1	1
177	1002338	0.002500			1002338		12-486559-8	1	1
178	1002338	0.002500			1002338		12-486571-3	1	1
179	1002338	0.002500			1002338		12-486583-8	1	1
180	1002338	0.002500			1002338		12-486607-5	1	1
181	1002338	0.002500			1002338		12-486619-0	1	1
182	1002338	0.002500			1002338		12-486623-2	1	1
183	1002338	0.002500			1002338		12-486742-0	1	1
184	1002338	0.002500			1002338		12-486766-9	1	1
185	1002338	0.002500			1002338		12-486824-6	1	1
186	1002338	0.002500			1002338		12-486833-7	1	1
187	1002338	0.002500			1002338		12-486853-5	1	1
188	1002338	0.002500			1002338		12-486868-3	1	1
189	1002338	0.002500			1002338		12-486897-2	1	1
190	1002338	0.002500			1002338		12-487005-1	1	1
191	1002338	0.002500			1002338		12-487020-0	1	1
192	1002338	0.002500			1002338		12-487036-6	1	1
193	1002338	0.002500			1002338		12-487154-7	1	1
194	1002338	0.002500			1002338		12-487238-8	1	1
195	1002338	0.002500			1002338		12-487247-9	1	1
196	1002338	0.002500			1002338		12-487260-2	1	1
197	1002338	0.002500			1002338		12-487262-8	1	1
198	1002338	0.002500			1002338		12-487363-4	1	1
199	1002338	0.002500			1002338		12-487463-2	1	1
200	1002338	0.002500			1002338		12-487522-5	1	1
201	1002338	0.002500			1002338		12-487532-4	1	1
202	1002338	0.002500			1002338		12-487534-0	1	1
203	1002338	0.002500			1002338		12-487564-7	1	1
204	1002338	0.002500			1002338		12-487634-8	1	1
205	1002338	0.002500			1002338		12-487637-1	1	1
206	1002338	0.002500			1002338		12-487689-2	1	1
207	1002338	0.002500			1002338		12-487704-9	1	1
208	1002338	0.002500			1002338		12-487881-5	1	1
209	1002338	0.002500			1002338		12-487883-1	1	1
210	1002338	0.002500			1002338		12-487884-9	1	1
211	1002338	0.002500			1002338		12-487923-5	1	1
212	1002338	0.002500			1002338		12-487937-5	1	1
213	1002338	0.002500			1002338		12-487940-9	1	1
214	1002338	0.002500			1002338		12-487979-7	1	1
215	1002338	0.002500			1002338		12-488009-2	1	1
216	1002338	0.002500			1002338		12-488097-7	1	1
217	1002338	0.002500			1002338		12-488176-9	1	1
218	1002338	0.002500			1002338		12-488184-3	1	1
219	1002338	0.002500			1002338		12-488237-9	1	1
220	1002338	0.002500			1002338		12-488238-7	1	1
221	1002338	0.002500			1002338		12-488261-9	1	1
222	1002338	0.002500			1002338		12-488279-1	1	1
223	1002338	0.002500			1002338		12-488297-3	1	1
224	1002338	0.002500			1002338		12-488394-8	1	1
225	1002338	0.002500			1002338		12-488401-1	1	1
226	1002338	0.002500			1002338		12-488415-1	1	1
227	1002338	0.002500			1002338		12-488420-1	1	1
228	1002338	0.002500			1002338		12-488460-7	1	1
229	1002338	0.002500			1002338		12-488464-9	1	1
230	1002338	0.002500			1002338		12-488485-4	1	1
231	1002338	0.002500			1002338		12-488508-3	1	1
232	1002338	0.002500			1002338		12-488513-3	1	1
233	1002338	0.002500			1002338		12-488629-7	1	1
234	1002338	0.002500			1002338		12-488708-9	1	1
235	1002338	0.002500			1002338		12-488738-6	1	1
236	1002338	0.002500			1002338		12-488742-8	1	1
237	1002338	0.002500			1002338		12-488780-8	1	1
238	1002338	0.002500			1002338		12-488782-4	1	1
239	1002338	0.002500			1002338		12-488821-0	1	1
240	1002338	0.002500			1002338		12-488823-6	1	1
241	1002338	0.002500			1002338		12-488838-4	1	1
242	1002338	0.002500			1002338		12-488894-7	1	1
243	1002338	0.002500			1002338		12-488901-0	1	1
244	1002338	0.002500			1002338		12-488921-8	1	1
245	1002338	0.002500			1002338		12-488925-9	1	1
246	1002338	0.002500			1002338		12-488962-2	1	1
247	1002338	0.002500			1002338		12-488975-4	1	1
248	1002338	0.002500			1002338		12-488989-5	1	1
249	1002338	0.002500			1002338		12-488995-2	1	1
250	1002338	0.002500			1002338		12-489061-2	1	1
251	1002338	0.002500			1002338		12-489068-7	1	1
252	1002338	0.002500			1002338		12-489072-9	1	1
253	1002338	0.002500			1002338		12-489091-9	1	1
254	1002338	0.002500			1002338		12-489101-6	1	1
255	1002338	0.002500			1002338		12-489127-1	1	1
256	1002338	0.002500			1002338		12-489140-4	1	1
257	1002338	0.002500			1002338		12-489148-7	1	1
258	1002338	0.002500			1002338		12-489154-5	1	1
259	1002338	0.002500			1002338		12-489161-0	1	1
260	1002338	0.002500			1002338		12-489165-1	1	1
261	1002338	0.002500			1002338		12-489173-5	1	1
262	1002338	0.002500			1002338		12-489222-0	1	1
263	1002338	0.002500			1002338		12-489248-5	1	1
264	1002338	0.002500			1002338		12-489257-6	1	1
265	1002338	0.002500			1002338		12-489321-0	1	1
266	1002338	0.002500			1002338		12-489327-7	1	1
267	1002338	0.002500			1002338		12-489329-3	1	1
268	1002338	0.002500			1002338		12-489340-0	1	1
269	1002338	0.002500			1002338		12-489349-1	1	1
270	1002338	0.002500			1002338		12-489358-2	1	1
271	1002338	0.002500			1002338		12-489434-1	1	1
272	1002338	0.002500			1002338		12-489457-2	1	1
273	1002338	0.002500			1002338		12-489462-2	1	1
274	1002338	0.002500			1002338		12-489512-4	1	1
275	1002338	0.002500			1002338		12-489552-0	1	1
276	1002338	0.002500			1002338		12-489557-9	1	1
277	1002338	0.002500			1002338		12-489580-1	1	1
278	1002338	0.002500			1002338		12-489595-9	1	1
279	1002338	0.002500			1002338		12-489647-8	1	1
280	1002338	0.002500			1002338		12-489720-3	1	1
281	1002338	0.002500			1002338		12-489729-4	1	1
282	1002338	0.002500			1002338		12-489741-9	1	1
283	1002338	0.002500			1002338		12-489762-5	1	1
284	1002338	0.002500			1002338		12-489857-3	1	1
285	1002338	0.002500			1002338		12-489866-4	1	1
286	1002338	0.002500			1002338		12-489868-0	1	1
287	1002338	0.002500			1002338		12-489880-5	1	1
288	1002338	0.002500			1002338		12-489883-9	1	1
289	1002338	0.002500			1002338		12-489884-7	1	1
290	1002338	0.002500			1002338		12-489900-1	1	1
291	1002338	0.002500			1002338		12-489906-8	1	1
292	1002338	0.002500			1002338		12-489913-4	1	1
293	1002338	0.002500			1002338		12-489918-3	1	1
294	1002338	0.002500			1002338		12-489921-7	1	1
295	1002338	0.002500			1002338		12-489929-0	1	1
296	1002338	0.002500			1002338		12-489954-8	1	1
297	1002338	0.002500			1002338		12-489975-3	1	1
298	1002338	0.002500			1002338		12-489992-8	1	1
299	1002338	0.002500			1002338		12-490076-7	1	1
300	1002338	0.002500			1002338		12-490173-2	1	1
301	1002338	0.002500			1002338		12-490180-7	1	1
302	1002338	0.002500			1002338		12-490210-2	1	1
303	1002338	0.002500			1002338		12-490271-4	1	1
304	1002338	0.002500			1002338		12-490272-2	1	1
305	1002338	0.002500			1002338		12-490306-8	1	1
306	1002338	0.002500			1002338		12-490309-2	1	1
307	1002338	0.002500			1002338		12-490346-4	1	1
308	1002338	0.002500			1002338		12-490358-9	1	1
309	1002338	0.002500			1002338		12-490359-7	1	1
310	1002338	0.002500			1002338		12-490437-1	1	1
311	1002338	0.002500			1002338		12-490441-3	1	1
312	1002338	0.002500			1002338		12-490473-6	1	1
313	1002338	0.002500			1002338		12-490476-9	1	1
314	1002338	0.002500			1002338		12-490484-3	1	1
315	1002338	0.002500			1002338		12-490508-9	1	1
316	1002338	0.002500			1002338		12-490512-1	1	1
317	1002338	0.002500			1002338		12-490516-2	1	1
318	1002338	0.002500			1002338		12-490627-7	1	1
319	1002338	0.002500			1002338		12-490664-0	1	1
320	1002338	0.002500			1002338		12-490686-3	1	1
321	1002338	0.002500			1002338		12-490736-6	1	1
322	1002338	0.002500			1002338		12-490961-0	1	1
323	1002338	0.002500			1002338		12-491000-6	1	1
324	1002338	0.002500			1002338		12-491008-9	1	1
325	1002338	0.002500			1002338		12-491019-6	1	1
326	1002338	0.002500			1002338		12-491050-1	1	1
327	1002338	0.002500			1002338		12-491139-2	1	1
328	1002338	0.002500			1002338		12-491162-4	1	1
329	1002338	0.002500			1002338		12-491348-9	1	1
330	1002338	0.002500			1002338		12-491408-1	1	1
331	1002338	0.002500			1002338		12-491410-7	1	1
332	1002338	0.002500			1002338		12-491430-5	1	1
333	1002338	0.002500			1002338		12-491468-5	1	1
334	1002338	0.002500			1002338		12-491551-8	1	1
335	1002338	0.002500			1002338		12-491605-2	1	1
336	1002338	0.002500			1002338		12-491992-4	1	1
337	1002338	0.002500			1002338		12-492129-2	1	1
338	1002338	0.002500			1002338		12-492178-9	1	1
339	1002338	0.002500			1002338		12-492367-8	1	1
340	1002338	0.002500			1002338		12-492381-9	1	1
341	1002338	0.002500			1002338		12-492475-9	1	1
342	1002338	0.002500			1002338		12-492539-2	1	1
343	1002338	0.002500			1002338		12-492580-6	1	1
344	1002338	0.002500			1002338		22-462801-2	1	1

	10	11	12	13	14	15	16	17	18
	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator
1	0	9						1	0
2	0	7						1	5
3	0	7						1	0
4	0	9						1	0
5	0	9						1	0
6	0	3						1	0
7	0	7						1	0
8	0	9						1	0
9	0	9						1	0
10	0	7						1	0
11	0	7						1	0
12	0	7						1	0
13	0	3						1	5
14	0	9						1	0
15	0	6						1	0
16	0	9						1	0
17	0	6						1	0
18	0	7						1	0
19	0	7						1	0
20	0	7						1	0
21	0	7						1	0
22	0	7						1	5
23	0	9						1	0
24	0	9						1	0
25	0	9						1	0
26	0	3						1	0
27	0	3						1	0
28	0	9						1	0
29	0	9						1	0
30	0	9						1	0
31	0	3						1	0
32	0	7						1	0
33	0	7						1	0
34	0	3						1	0
35	0	9						1	0
36	0	7						1	5
37	0	9						1	5
38	0	7						1	5
39	0	7						1	0
40	0	9						1	0
41	0	9						1	0
42	0	7						1	0
43	0	9						1	0
44	0	6						1	0
45	0	7						1	0
46	0	3						1	0
47	0	7						1	0
48	0	9						1	0
49	0	9						1	0
50	0	9						1	0
51	0	9						1	5
52	0	3						1	0
53	0	3						1	0
54	0	3						1	0
55	0	9						1	0
56	0	7						1	0
57	0	9						1	0
58	0	9						1	0
59	0	9						1	0
60	0	9						1	0
61	0	9						1	0
62	0	3						1	0
63	0	7						1	0
64	0	7						1	0
65	0	7						1	0
66	0	3						1	0
67	0	9						1	0
68	0	7						1	0
69	0	9						1	0
70	0	9						1	0
71	0	7						1	0
72	0	3						1	0
73	0	7						1	0
74	0	3						1	0
75	0	9						1	0
76	0	7						1	0
77	0	9						1	0
78	0	9						1	0
79	0	9						1	0
80	0	9						1	0
81	0	3						1	0
82	0	3						1	0
83	0	7						1	0
84	0	9						1	0
85	0	9						1	0
86	0	9						1	0
87	0	9						1	0
88	0	7						1	0
89	0	9						1	0
90	0	9						1	0
91	0	9						1	0
92	0	9						1	0
93	0	3						1	0
94	0	6						1	0
95	0	9						1	0
96	0	9						1	0
97	0	6						1	0
98	0	3						1	0
99	0	9						1	0
100	0	7						1	0
101	0	9						1	5
102	0	6						1	0
103	0	7						1	5
104	0	6						1	0
105	0	9						1	5
106	0	9						1	5
107	0	3						1	0
108	0	3						1	0
109	0	7						1	0
110	0	3						1	0
111	0	9						1	0
112	0	3						1	0
113	0	3						1	0
114	0	7						1	0
115	0	7						1	0
116	0	6						1	0
117	0	6						1	0
118	0	9						1	0
119	0	3						1	0
120	0	7						1	0
121	0	7						1	0
122	0	7						1	0
123	0	3						1	0
124	0	9						1	0
125	0	9						1	0
126	0	9						1	0
127	0	3						1	0
128	0	7						1	0
129	0	7						1	0
130	0	6						1	0
131	0	6						1	0
132	0	7						1	5
133	0	9						1	0
134	0	9						1	0
135	0	6						1	0
136	0	7						1	0
137	0	3						1	0
138	0	3						1	0
139	0	6						1	0
140	0	6						1	0
141	0	9						1	0
142	0	7						1	0
143	0	6						1	0
144	0	7						1	0
145	0	3						1	0
146	0	9						1	0
147	0	7						1	0
148	0	9						1	0
149	0	3						1	0
150	0	7						1	0
151	0	7						1	0
152	0	7						1	0
153	0	7						1	0
154	0	9						1	0
155	0	9						1	0
156	0	9						1	0
157	0	7						1	5
158	0	7						1	0
159	0	9						1	0
160	0	3						1	0
161	0	7						1	0
162	0	6						1	0
163	0	3						1	0
164	0	7						1	0
165	0	9						1	0
166	0	6						1	0
167	0	9						1	0
168	0	3						1	0
169	0	9						1	0
170	0	7						1	0
171	0	7						1	0
172	0	3						1	0
173	0	7						1	0
174	0	9						1	0
175	0	6						1	0
176	0	3						1	0
177	0	9						1	0
178	0	9						1	0
179	0	7						1	0
180	0	9						1	0
181	0	3						1	0
182	0	3						1	0
183	0	7						1	0
184	0	9						1	0
185	0	3						1	0
186	0	7						1	0
187	0	3						1	0
188	0	9						1	0
189	0	9						1	0
190	0	9						1	0
191	0	6						1	5
192	0	7						1	0
193	0	7						1	0
194	0	7						1	0
195	0	6						1	5
196	0	3						1	0
197	0	7						1	0
198	0	9						1	0
199	0	3						1	0
200	0	9						1	0
201	0	7						1	0
202	0	7						1	0
203	0	7						1	0
204	0	9						1	0
205	0	9						1	0
206	0	7						1	0
207	0	7						1	0
208	0	3						1	0
209	0	9						1	5
210	0	7						1	0
211	0	7						1	0
212	0	7						1	0
213	0	7						1	0
214	0	9						1	0
215	0	3						1	0
216	0	7						1	0
217	0	9						1	0
218	0	3						1	0
219	0	9						1	0
220	0	7						1	0
221	0	7						1	0
222	0	9						1	0
223	0	7						1	0
224	0	7						1	5
225	0	9						1	0
226	0	3						1	0
227	0	9						1	0
228	0	7						1	0
229	0	9						1	0
230	0	7						1	0
231	0	9						1	5
232	0	9						1	0
233	0	7						1	0
234	0	9						1	0
235	0	9						1	0
236	0	9						1	4
237	0	7						1	0
238	0	7						1	5
239	0	9						1	0
240	0	9						1	0
241	0	9						1	0
242	0	9						1	0
243	0	7						1	0
244	0	9						1	0
245	0	3						1	0
246	0	7						1	0
247	0	9						1	0
248	0	9						1	0
249	0	9						1	0
250	0	7						1	0
251	0	7						1	0
252	0	9						1	5
253	0	7						1	0
254	0	9						1	0
255	0	9						1	0
256	0	7						1	0
257	0	9						1	0
258	0	9						1	0
259	0	9						1	0
260	0	9						1	0
261	0	9						1	0
262	0	9						1	0
263	0	7						1	0
264	0	7						1	0
265	0	9						1	0
266	0	9						1	0
267	0	7						1	0
268	0	7						1	0
269	0	9						1	0
270	0	7						1	0
271	0	3						1	0
272	0	6						1	0
273	0	3						1	0
274	0	7						1	0
275	0	9						1	0
276	0	3						1	0
277	0	9						1	0
278	0	7						1	0
279	0	7						1	0
280	0	9						1	0
281	0	9						1	0
282	0	3						1	0
283	0	3						1	0
284	0	7						1	0
285	0	9						1	0
286	0	9						1	0
287	0	7						1	0
288	0	6						1	0
289	0	6						1	0
290	0	9						1	0
291	0	9						1	0
292	0	9						1	0
293	0	3						1	0
294	0	9						1	0
295	0	6						1	5
296	0	7						1	0
297	0	9						1	0
298	0	3						1	0
299	0	3						1	0
300	0	3						1	0
301	0	9						1	0
302	0	9						1	0
303	0	7						1	0
304	0	7						1	0
305	0	9						1	0
306	0	7						1	0
307	0	7						1	0
308	0	9						1	0
309	0	7						1	0
310	0	9						1	0
311	0	6						1	0
312	0	7						1	0
313	0	7						1	0
314	0	9						1	0
315	0	3						1	0
316	0	3						1	0
317	0	9						1	0
318	0	7						1	0
319	0	9						1	5
320	0	6						1	0
321	0	9						1	0
322	0	7						1	0
323	0	7						1	5
324	0	9						1	0
325	0	7						1	0
326	0	9						1	0
327	0	6						1	0
328	0	3						1	5
329	0	9						1	0
330	0	7						1	4
331	0	7						1	0
332	0	7						1	0
333	0	7						1	0
334	0	6						1	0
335	0	6						1	0
336	0	7						1	0
337	0	7						1	5
338	0	6						1	0
339	0	7						1	0
340	0	7						1	0
341	0	7						1	0
342	0	7						1	0
343	0	7						1	0
344	0	3						1	5

	19	20	21	22	23	24	25	26	27
	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate
1	0				0.00		20100930	283000.00	0.041500
2	0				0.00		20120725	672000.00	0.040000
3	0				176000.00		20120910	1000000.00	0.038000
4	0				230000.00		20101122	2500000.00	0.047500
5	0				100000.00		20101104	729750.00	0.042500
6	0				0.00		20101123	3358688.00	0.042500
7	0				0.00		20101112	715000.00	0.044000
8	0				500000.00		20101207	297000.00	0.041500
9	0				18500.00		20110127	57077.00	0.046000
10	0				228750.00		20110330	423750.00	0.047000
11	0				658000.00		20110214	729500.00	0.047500
12	0				0.00		20110208	268000.00	0.046500
13	0				0.00		20110228	350000.00	0.047000
14	0				500000.00		20110504	125000.00	0.034000
15	0				0.00		20110516	1100000.00	0.050000
16	0				0.00		20110526	2000000.00	0.050000
17	0				0.00		20111209	417000.00	0.037000
18	0				0.00		20110728	1100000.00	0.046000
19	0				0.00		20110630	475000.00	0.048000
20	0				0.00		20120214	1000000.00	0.050000
21	0				0.00		20110712	660000.00	0.042500
22	0				0.00		20110715	500000.00	0.041000
23	0				0.00		20110909	720000.00	0.039500
24	0				0.00		20111123	1500000.00	0.043500
25	0				250000.00		20111003	645000.00	0.041000
26	0				245000.00		20110930	415000.00	0.038500
27	0				250000.00		20111202	684000.00	0.041500
28	0				0.00		20110927	729750.00	0.041500
29	0				110250.00		20111222	720000.00	0.040000
30	0				0.00		20111025	410000.00	0.042000
31	0				0.00		20111206	410000.00	0.042500
32	0				0.00		20111005	800000.00	0.041250
33	0				0.00		20120302	146250.00	0.041000
34	0				0.00		20111027	200000.00	0.042000
35	0				0.00		20111227	400000.00	0.037500
36	0				208000.00		20120412	1100000.00	0.044000
37	0				0.00		20111227	222000.00	0.038500
38	0				0.00		20111005	720000.00	0.038750
39	0				0.00		20111104	417000.00	0.040000
40	0				0.00		20111205	1090000.00	0.044000
41	0				65000.00		20111227	545000.00	0.042000
42	0				106650.00		20111021	568800.00	0.042500
43	0				0.00		20111107	530149.00	0.042000
44	0				0.00		20111121	161250.00	0.037500
45	0				0.00		20111130	162000.00	0.037500
46	0				0.00		20111121	461300.00	0.030000
47	0				0.00		20111121	159750.00	0.030000
48	0				0.00		20111207	251000.00	0.040000
49	0				187000.00		20111114	729000.00	0.041250
50	0				573000.00		20111214	417000.00	0.040000
51	0				0.00		20111221	468800.00	0.042000
52	0				710000.00		20120312	417000.00	0.040000
53	0				0.00		20111222	3000000.00	0.045000
54	0				0.00		20120117	200000.00	0.047500
55	0				0.00		20120319	678000.00	0.043500
56	0				0.00		20120531	826000.00	0.041250
57	0				0.00		20120301	165000.00	0.046500
58	0				0.00		20120301	197000.00	0.046500
59	0				0.00		20120301	270000.00	0.046500
60	0				0.00		20120125	2500000.00	0.043000
61	0				0.00		20120412	2400000.00	0.036000
62	0				1000000.00		20120203	417000.00	0.036000
63	0				0.00		20120403	340000.00	0.037500
64	0				0.00		20120127	392000.00	0.040000
65	0				0.00		20120210	417000.00	0.037500
66	0				0.00		20120320	205000.00	0.038500
67	0				0.00		20120605	650000.00	0.043500
68	0				0.00		20120210	850000.00	0.042000
69	0				0.00		20120426	1900000.00	0.040500
70	0				0.00		20120330	187500.00	0.042500
71	0				0.00		20120426	920000.00	0.041000
72	0				0.00		20120316	355000.00	0.036000
73	0				0.00		20120228	154000.00	0.041500
74	0				0.00		20120410	300000.00	0.038500
75	0				500000.00		20120330	625000.00	0.036500
76	0				0.00		20120509	600000.00	0.041000
77	0				200000.00		20120416	727000.00	0.041000
78	0				0.00		20120905	678750.00	0.041500
79	0				0.00		20120419	250000.00	0.038000
80	0				275000.00		20120417	1300500.00	0.040000
81	0				0.00		20120315	1000000.00	0.041250
82	0				200000.00		20120405	348000.00	0.036500
83	0				0.00		20120309	512625.00	0.041500
84	0				0.00		20120417	706000.00	0.039500
85	0				250000.00		20120620	1000000.00	0.040000
86	0				500000.00		20120801	1000000.00	0.039500
87	0				250000.00		20120416	625000.00	0.037500
88	0				787500.00		20120424	1800000.00	0.040000
89	0				0.00		20120409	825000.00	0.042000
90	0				0.00		20120830	992000.00	0.040000
91	0				0.00		20120410	895000.00	0.040500
92	0				350000.00		20120504	350000.00	0.035500
93	0				0.00		20120503	1500000.00	0.042500
94	0				0.00		20120413	265000.00	0.035000
95	0				0.00		20120518	312000.00	0.041000
96	0				400000.00		20120702	895000.00	0.039000
97	0				100000.00		20120502	1400000.00	0.040000
98	0				0.00		20120426	161000.00	0.037500
99	0				0.00		20120418	857000.00	0.040000
100	0				0.00		20120515	1100000.00	0.035000
101	0				0.00		20120612	900000.00	0.042000
102	0				0.00		20120418	244000.00	0.038000
103	0				0.00		20120417	880000.00	0.041500
104	0				0.00		20120611	2000000.00	0.038500
105	0				0.00		20120510	625500.00	0.037000
106	0				0.00		20120507	417000.00	0.037500
107	0				0.00		20120524	125000.00	0.038750
108	0				0.00		20120727	800000.00	0.041500
109	0				0.00		20120907	1380000.00	0.038500
110	0				0.00		20120628	950000.00	0.042000
111	0				0.00		20120628	700000.00	0.042000
112	0				0.00		20120809	3375000.00	0.037500
113	0				140000.00		20120720	180000.00	0.037000
114	0				0.00		20120521	1000000.00	0.041000
115	0				0.00		20120531	384000.00	0.038500
116	0				0.00		20120510	800000.00	0.041500
117	0				0.00		20120607	993750.00	0.041250
118	0				0.00		20120614	150000.00	0.035500
119	0				0.00		20120612	265000.00	0.039500
120	0				0.00		20120605	404000.00	0.038000
121	0				250000.00		20120720	1100000.00	0.042000
122	0				0.00		20120529	920000.00	0.039500
123	0				0.00		20120607	900000.00	0.042500
124	0				155000.00		20120614	721000.00	0.042000
125	0				850000.00		20120612	890000.00	0.041000
126	0				0.00		20120618	1275000.00	0.041500
127	0				0.00		20120614	1000000.00	0.042000
128	0				0.00		20120824	1100000.00	0.038000
129	0				0.00		20120530	2680000.00	0.038000
130	0				200000.00		20120524	1200000.00	0.041500
131	0				0.00		20120731	1125000.00	0.041500
132	0				0.00		20120525	925000.00	0.042000
133	0				0.00		20120626	675000.00	0.040500
134	0				150000.00		20120719	724000.00	0.040000
135	0				0.00		20120606	984000.00	0.042500
136	0				100000.00		20120605	1700000.00	0.042000
137	0				0.00		20120626	935000.00	0.043000
138	0				0.00		20120625	550000.00	0.043000
139	0				0.00		20120604	798750.00	0.039500
140	0				0.00		20120612	835000.00	0.040000
141	0				250000.00		20120622	830000.00	0.033750
142	0				0.00		20121004	1609300.00	0.038000
143	0				0.00		20120525	1230000.00	0.040000
144	0				0.00		20120529	1200000.00	0.042500
145	0				0.00		20120611	755000.00	0.043500
146	0				0.00		20120703	750000.00	0.043500
147	0				0.00		20120626	1524000.00	0.040500
148	0				100000.00		20120702	815000.00	0.043500
149	0				0.00		20120621	585000.00	0.043500
150	0				1200000.00		20120604	1000000.00	0.040000
151	0				0.00		20120928	1075000.00	0.039000
152	0				0.00		20120606	3600000.00	0.037500
153	0				0.00		20120604	900000.00	0.043000
154	0				0.00		20120712	1300000.00	0.043000
155	0				0.00		20120615	122000.00	0.038000
156	0				0.00		20120710	790000.00	0.040000
157	0				0.00		20120531	2310000.00	0.042000
158	0				0.00		20120730	1687500.00	0.039000
159	0				105000.00		20120702	815000.00	0.040500
160	0				0.00		20120706	1500000.00	0.040500
161	0				439200.00		20120606	1000000.00	0.041000
162	0				0.00		20120604	3000000.00	0.039500
163	0				150000.00		20120626	1100000.00	0.033750
164	0				0.00		20120622	1050000.00	0.040500
165	0				0.00		20120629	1425000.00	0.043000
166	0				250000.00		20120613	840000.00	0.038500
167	0				200000.00		20120620	1000000.00	0.041500
168	0				0.00		20120801	2100000.00	0.032500
169	0				0.00		20120715	940000.00	0.041500
170	0				708000.00		20120613	500000.00	0.042000
171	0				0.00		20120619	60000.00	0.042500
172	0				0.00		20120622	1500000.00	0.041500
173	0				0.00		20120727	1157600.00	0.038000
174	0				0.00		20120720	620000.00	0.042500
175	0				0.00		20120620	1560000.00	0.038500
176	0				0.00		20120705	940000.00	0.040500
177	0				50000.00		20120803	910000.00	0.040500
178	0				0.00		20120823	680000.00	0.041500
179	0				200000.00		20120731	600000.00	0.038000
180	0				0.00		20120807	807500.00	0.042000
181	0				500000.00		20120719	835000.00	0.042000
182	0				0.00		20120713	290000.00	0.038000
183	0				1115000.00		20120625	3500000.00	0.040500
184	0				0.00		20120724	1040000.00	0.043000
185	0				1000000.00		20120716	2000000.00	0.038500
186	0				0.00		20120628	1150000.00	0.040500
187	0				0.00		20120720	960000.00	0.041000
188	0				414000.00		20120718	1500000.00	0.033750
189	0				0.00		20120723	925000.00	0.040500
190	0				400000.00		20120822	1485000.00	0.039000
191	0				0.00		20121001	653600.00	0.037000
192	0				0.00		20120702	1344000.00	0.038000
193	0				0.00		20120703	850000.00	0.038000
194	0				0.00		20120716	1120000.00	0.039500
195	0				300000.00		20120913	1200000.00	0.039500
196	0				0.00		20120628	1500000.00	0.040500
197	0				0.00		20120628	500000.00	0.043000
198	0				0.00		20120725	941000.00	0.040500
199	0				0.00		20120809	330000.00	0.034500
200	0				740000.00		20120802	1560000.00	0.040000
201	0				0.00		20120713	799200.00	0.039000
202	0				0.00		20120710	767200.00	0.039500
203	0				0.00		20120821	1800000.00	0.042000
204	0				0.00		20120904	1135000.00	0.040000
205	0				750000.00		20120813	890000.00	0.039000
206	0				0.00		20120705	1108000.00	0.038000
207	0				0.00		20120702	1165500.00	0.039000
208	0				0.00		20120730	800000.00	0.039500
209	0				0.00		20120816	950000.00	0.041000
210	0				0.00		20120830	3150000.00	0.041000
211	0				0.00		20120727	1188000.00	0.040000
212	0				0.00		20120713	2000000.00	0.039000
213	0				0.00		20120712	700000.00	0.040500
214	0				0.00		20120918	525000.00	0.040000
215	0				0.00		20120806	1100000.00	0.039000
216	0				0.00		20120814	1200000.00	0.033000
217	0				100000.00		20120816	850000.00	0.040000
218	0				100000.00		20120912	1000000.00	0.043000
219	0				0.00		20120823	1335000.00	0.044500
220	0				0.00		20120817	620680.00	0.039500
221	0				0.00		20120807	872000.00	0.039500
222	0				0.00		20120724	727500.00	0.041000
223	0				0.00		20120718	1048000.00	0.040500
224	0				0.00		20120716	860000.00	0.039000
225	0				0.00		20120822	1090000.00	0.039000
226	0				0.00		20120817	650000.00	0.046500
227	0				100000.00		20120830	800000.00	0.042000
228	0				0.00		20120724	1060000.00	0.040500
229	0				142000.00		20120815	1087945.00	0.039000
230	0				0.00		20120830	2350000.00	0.038500
231	0				50000.00		20120803	995000.00	0.041500
232	0				0.00		20120918	1180000.00	0.038500
233	0				0.00		20120829	580000.00	0.040000
234	0				100000.00		20120822	988000.00	0.040500
235	0				0.00		20121001	711000.00	0.040000
236	0				100000.00		20120828	1000000.00	0.037500
237	0				0.00		20120726	936000.00	0.040000
238	0				0.00		20120801	1088000.00	0.038500
239	0				0.00		20120906	597023.00	0.040000
240	0				1250000.00		20120913	925000.00	0.038500
241	0				0.00		20120824	1090000.00	0.040500
242	0				250000.00		20120907	718000.00	0.040500
243	0				150000.00		20120726	850000.00	0.039500
244	0				0.00		20120905	810000.00	0.037500
245	0				0.00		20120914	900000.00	0.038000
246	0				0.00		20120807	1341600.00	0.039500
247	0				0.00		20120831	1000000.00	0.038000
248	0				0.00		20120904	913000.00	0.038500
249	0				400000.00		20120822	950000.00	0.040000
250	0				0.00		20120731	825000.00	0.039000
251	0				0.00		20120801	900000.00	0.039500
252	0				0.00		20120920	159000.00	0.037500
253	0				0.00		20120810	1200000.00	0.034000
254	0				0.00		20120907	225000.00	0.039000
255	0				500000.00		20121002	1100000.00	0.040000
256	0				0.00		20120806	999200.00	0.039500
257	0				0.00		20120906	970000.00	0.038000
258	0				0.00		20120822	2000000.00	0.042000
259	0				0.00		20120824	978000.00	0.041000
260	0				0.00		20120820	857000.00	0.042000
261	0				150000.00		20120828	1257000.00	0.039000
262	0				0.00		20121001	787500.00	0.038500
263	0				0.00		20120905	2000000.00	0.037000
264	0				0.00		20120813	1837500.00	0.038500
265	0				0.00		20120904	1000000.00	0.038000
266	0				0.00		20120911	970000.00	0.040000
267	0				0.00		20120810	2000000.00	0.038500
268	0				0.00		20120802	920000.00	0.039500
269	0				500000.00		20120928	890000.00	0.040000
270	0				0.00		20120820	417000.00	0.037500
271	0				0.00		20120830	765000.00	0.040000
272	0				0.00		20120905	432000.00	0.038500
273	0				500000.00		20120907	2000000.00	0.040500
274	0				100000.00		20120928	1100000.00	0.039000
275	0				750000.00		20120831	1000000.00	0.039500
276	0				0.00		20120906	1100000.00	0.038500
277	0				0.00		20120913	525000.00	0.043000
278	0				275000.00		20120905	1300000.00	0.036000
279	0				0.00		20120914	700000.00	0.038000
280	0				0.00		20121005	579000.00	0.034500
281	0				0.00		20120827	920000.00	0.038000
282	0				0.00		20120919	812500.00	0.036000
283	0				0.00		20120917	743000.00	0.037500
284	0				0.00		20120817	1144000.00	0.036000
285	0				0.00		20120917	666000.00	0.039000
286	0				0.00		20121002	931000.00	0.039000
287	0				0.00		20120928	581250.00	0.039000
288	0				0.00		20120820	536000.00	0.037500
289	0				0.00		20120904	993000.00	0.038000
290	0				0.00		20120914	890000.00	0.039000
291	0				0.00		20120829	1800000.00	0.042000
292	0				0.00		20120917	720000.00	0.040000
293	0				0.00		20120921	2000000.00	0.037500
294	0				0.00		20120910	724000.00	0.039000
295	0				0.00		20120816	1788000.00	0.035500
296	0				0.00		20120810	750000.00	0.038500
297	0				0.00		20120904	1000000.00	0.037500
298	0				150000.00		20120910	790000.00	0.038000
299	0				172500.00		20120910	1000000.00	0.038500
300	0				250000.00		20120926	1000000.00	0.040000
301	0				0.00		20120914	1385000.00	0.041500
302	0				0.00		20120910	1090000.00	0.038000
303	0				0.00		20120831	1500000.00	0.036500
304	0				0.00		20120830	1500000.00	0.037500
305	0				281000.00		20120919	707000.00	0.041000
306	0				0.00		20120827	840000.00	0.037500
307	0				215000.00		20121003	765000.00	0.037500
308	0				0.00		20120924	1254000.00	0.038500
309	0				0.00		20120817	1212000.00	0.036500
310	0				0.00		20120927	635000.00	0.040000
311	0				0.00		20120824	2000000.00	0.037000
312	0				0.00		20120823	1000000.00	0.039500
313	0				0.00		20120829	1500000.00	0.043000
314	0				0.00		20121002	850000.00	0.036500
315	0				0.00		20120917	750000.00	0.039000
316	0				0.00		20120917	750000.00	0.039000
317	0				0.00		20120917	500000.00	0.038000
318	0				0.00		20120907	1650000.00	0.039500
319	0				0.00		20120921	109500.00	0.042000
320	0				0.00		20120830	720000.00	0.036500
321	0				0.00		20120913	1380000.00	0.037500
322	0				0.00		20120920	750000.00	0.039500
323	0				0.00		20121004	1152000.00	0.039000
324	0				235000.00		20120927	1980000.00	0.040500
325	0				0.00		20120918	1100000.00	0.042500
326	0				0.00		20120917	1197900.00	0.038500
327	0				500000.00		20120912	1200000.00	0.037500
328	0				0.00		20120907	1062000.00	0.046000
329	0				700000.00		20120926	794000.00	0.040000
330	0				490000.00		20120918	1376500.00	0.038500
331	0				0.00		20120906	1080000.00	0.039000
332	0				0.00		20121005	900000.00	0.037500
333	0				0.00		20120918	1000000.00	0.035500
334	0				0.00		20120914	1012000.00	0.039000
335	0				0.00		20120917	795000.00	0.038000
336	0				600000.00		20120921	1500000.00	0.036500
337	0				0.00		20120924	760000.00	0.037500
338	0				0.00		20120928	784800.00	0.036000
339	0				0.00		20121001	1690000.00	0.037500
340	0				0.00		20121002	788500.00	0.039500
341	0				0.00		20121002	620000.00	0.037500
342	0				0.00		20121005	1475000.00	0.035500
343	0				0.00		20121003	2000000.00	0.037000
344	0				0.00		20111202	475000.00	0.047500

	28	29	30	31	32	33	34	35	36
	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate
1	360	360	20101201	1	0	0		272219.98	0.041500
2	360	360	20120901	1	0	0		667126.42	0.040000
3	360	360	20121101	1	0	0		995507.07	0.038000
4	360	360	20110101	1	0	0		2417515.10	0.047500
5	360	360	20110101	1	0	0		703516.97	0.042500
6	360	360	20110101	1	0	0		3237950.84	0.042500
7	360	360	20110101	1	0	0		689945.52	0.044000
8	360	360	20110201	1	0	0		286593.55	0.041500
9	360	360	20110401	1	0	0		55385.67	0.046000
10	360	360	20110501	1	0	0		411997.42	0.047000
11	360	360	20110401	1	0	0		708446.24	0.047500
12	360	360	20110401	1	0	0		260129.51	0.046500
13	360	360	20110501	1	0	0		336442.67	0.047000
14	360	360	20110701	1	0	0		121097.76	0.034000
15	360	360	20110701	1	120	0		1100000.00	0.046500
16	360	360	20110801	1	0	0		1953160.08	0.046000
17	360	360	20120201	1	0	0		409266.05	0.037000
18	360	360	20110901	1	0	0		1075062.85	0.046000
19	360	360	20110801	1	0	0		463970.69	0.048000
20	360	360	20110901	1	0	0		977401.28	0.043000
21	360	360	20110901	1	0	0		644095.89	0.042500
22	360	360	20110901	1	0	0		487635.15	0.041000
23	360	360	20111101	1	0	0		703932.98	0.039500
24	360	360	20120101	1	0	0		1473032.56	0.043500
25	360	360	20111201	1	0	0		631931.94	0.041000
26	360	360	20111201	1	0	0		406220.96	0.038500
27	360	360	20120201	1	0	0		672265.05	0.041500
28	360	360	20111201	1	0	0		715092.66	0.041500
29	360	360	20120201	1	0	0		707320.41	0.040000
30	360	360	20111201	1	0	0		401836.17	0.042000
31	360	360	20120201	1	0	0		402060.51	0.042500
32	360	360	20111201	1	0	0		783474.05	0.037500
33	360	360	20120501	1	0	0		144361.41	0.041000
34	360	360	20120101	1	0	0		196308.60	0.042000
35	360	360	20120301	1	0	0		393268.31	0.037500
36	360	360	20120201	1	0	0		1069763.60	0.041000
37	360	360	20120301	1	0	0		218327.87	0.038500
38	360	360	20111201	1	0	0		704834.30	0.038750
39	360	360	20120101	1	0	0		409031.07	0.040000
40	360	360	20120201	1	0	0		1072102.33	0.044000
41	360	360	20120301	1	0	0		536518.47	0.042000
42	360	360	20120101	1	0	0		558393.08	0.042500
43	360	360	20120101	1	0	0		520364.21	0.042000
44	360	360	20120101	1	0	0		158031.72	0.037500
45	360	360	20120201	1	0	0		159021.15	0.037500
46	360	360	20120101	1	0	0		450853.29	0.030000
47	360	360	20120101	1	0	0		156132.15	0.030000
48	360	360	20120201	1	0	0		246579.70	0.040000
49	360	360	20120101	1	0	0		715367.99	0.041250
50	360	360	20120201	1	0	0		409656.38	0.040000
51	360	360	20120201	1	0	0		460827.04	0.042000
52	360	360	20120501	1	0	0		411519.87	0.040000
53	360	360	20120201	1	0	0		2951603.20	0.045000
54	360	360	20120301	1	0	0		197176.61	0.047500
55	360	360	20120501	1	0	0		669622.47	0.043500
56	360	360	20120701	1	0	0		817768.65	0.041250
57	360	360	20120501	1	0	0		163067.33	0.046500
58	360	360	20120501	1	0	0		194692.56	0.046500
59	360	360	20120501	1	0	0		266837.57	0.046500
60	360	360	20120401	1	0	0		2460255.96	0.043000
61	360	360	20120601	1	0	0		2369994.44	0.036000
62	360	360	20120401	1	0	0		410463.45	0.036000
63	360	360	20120601	1	0	0		335858.10	0.037500
64	360	360	20120301	1	0	0		385682.59	0.040000
65	360	360	20120401	1	0	0		410630.20	0.037500
66	360	360	20120501	1	0	0		202234.54	0.038500
67	360	360	20120801	1	0	0		644674.76	0.043500
68	360	360	20120401	1	0	0		837995.64	0.042000
69	360	360	20120701	1	0	0		1880813.86	0.040500
70	360	360	20120501	1	0	0		185141.84	0.042500
71	360	360	20120601	1	0	0		909457.80	0.041000
72	360	360	20120501	1	0	0		349999.28	0.036000
73	360	360	20120401	1	0	0		151805.90	0.041500
74	360	360	20120601	1	0	0		296408.43	0.038500
75	360	360	20120601	1	0	0		617253.19	0.036500
76	360	360	20120701	1	0	0		593994.32	0.041000
77	360	360	20120601	1	0	0		718669.33	0.041000
78	360	360	20121101	1	0	0		675883.85	0.041500
79	360	360	20120601	1	0	0		246980.83	0.038000
80	360	360	20120601	1	0	0		1285333.62	0.040000
81	360	360	20120501	1	0	0		987143.24	0.041250
82	360	360	20120601	1	0	0		342921.12	0.036500
83	360	360	20120501	1	0	0		506063.20	0.041500
84	360	360	20120601	1	0	0		692770.48	0.039500
85	360	360	20120801	1	0	0		991282.68	0.040000
86	360	360	20121001	1	0	0		994156.37	0.039500
87	360	360	20120701	1	0	0		618348.41	0.037500
88	360	360	20120701	1	120	0		1800000.00	0.040000
89	360	360	20120601	1	0	0		815711.62	0.042000
90	360	360	20121101	1	0	0		987697.81	0.040000
91	360	360	20120601	1	0	0		884653.71	0.040500
92	360	360	20120701	1	0	0		346143.68	0.035500
93	360	360	20120701	1	0	0		1485379.18	0.042500
94	360	360	20120601	1	0	0		261629.32	0.035000
95	360	360	20120701	1	0	0		300850.26	0.041000
96	360	360	20120901	1	0	0		888393.74	0.039000
97	360	360	20120701	1	0	0		1385737.95	0.040000
98	360	360	20120601	1	0	0		159038.69	0.037500
99	360	360	20120601	1	0	0		847005.72	0.040000
100	360	360	20120701	1	0	0		1087775.28	0.035000
101	360	360	20120801	1	0	0		892427.05	0.042000
102	360	360	20120601	1	0	0		241053.31	0.038000
103	360	360	20120601	1	0	0		870004.62	0.041500
104	360	360	20120801	1	0	0		1982099.95	0.038500
105	360	360	20120701	1	0	0		613806.19	0.037000
106	360	360	20120701	1	0	0		412562.05	0.037500
107	360	360	20120701	1	0	0		123698.37	0.038750
108	360	360	20121001	1	0	0		795488.01	0.041500
109	360	360	20121101	1	0	0		1373854.15	0.038500
110	360	360	20120901	1	0	0		943350.26	0.042000
111	360	360	20120901	1	0	0		695100.17	0.042000
112	360	360	20121001	1	120	0		3370000.00	0.037500
113	360	360	20120901	1	0	0		177611.60	0.037000
114	360	360	20120701	1	0	0		989990.60	0.041000
115	360	360	20120701	1	0	0		379983.90	0.038500
116	360	360	20120701	1	0	0		792062.89	0.041500
117	360	360	20120801	1	0	0		985276.30	0.041250
118	360	360	20120801	1	0	0		148585.46	0.035500
119	360	360	20120801	1	0	0		262669.45	0.039500
120	360	360	20120801	1	0	0		400352.41	0.038000
121	360	360	20120901	1	120	0		1100000.00	0.042000
122	360	360	20120801	1	0	0		911909.17	0.039500
123	360	360	20120801	1	120	0		900000.00	0.042500
124	360	360	20120801	1	0	0		714933.21	0.042000
125	360	360	20120801	1	0	0		882377.33	0.041000
126	360	360	20120901	1	0	0		1265995.72	0.041500
127	360	360	20120801	1	120	0		1000000.00	0.042000
128	360	360	20121101	1	0	0		1095057.76	0.038000
129	360	360	20120701	1	0	0		2651725.59	0.038000
130	360	360	20120801	1	120	0		1200000.00	0.041500
131	360	360	20120901	1	0	0		1117055.02	0.041500
132	360	360	20120701	1	0	0		914653.84	0.042000
133	360	360	20120901	1	0	0		670147.74	0.040500
134	360	360	20120901	1	0	0		718749.33	0.040000
135	360	360	20120801	1	0	0		975793.49	0.042500
136	360	360	20120801	1	0	0		1685695.55	0.042000
137	360	360	20120901	1	0	0		928570.92	0.043000
138	360	360	20120801	1	0	0		539990.12	0.043000
139	360	360	20120801	1	0	0		791725.50	0.039500
140	360	360	20120801	1	0	0		827721.05	0.040000
141	360	360	20120901	1	0	0		823287.22	0.033750
142	360	360	20121201	1	0	0		1604487.31	0.038000
143	360	360	20120701	1	0	0		1217469.79	0.040000
144	360	360	20120801	1	0	0		1189992.07	0.042500
145	360	360	20120801	1	0	0		748814.54	0.043500
146	360	360	20120901	1	0	0		744888.87	0.043500
147	360	360	20120801	1	0	0		1510831.47	0.040500
148	360	360	20120901	1	120	0		815000.00	0.043500
149	360	360	20120801	1	0	0		580207.31	0.043500
150	360	360	20120801	1	0	0		814442.67	0.040000
151	360	360	20121101	1	0	0		1070254.54	0.039000
152	360	360	20120801	1	120	0		3600000.00	0.037500
153	360	360	20120801	1	120	0		900000.00	0.043000
154	360	360	20120901	1	0	0		1291061.17	0.043000
155	360	360	20120801	1	0	0		120898.50	0.038000
156	360	360	20120901	1	0	0		784270.64	0.040000
157	360	360	20120801	1	0	0		2290562.82	0.042000
158	360	360	20120901	1	0	0		1675044.12	0.039000
159	360	360	20120901	1	0	0		809141.37	0.040500
160	360	360	20120901	1	0	0		1489217.27	0.040500
161	360	360	20120801	1	0	0		991435.19	0.041000
162	360	360	20120801	1	0	0		2973616.99	0.039500
163	360	360	20120901	1	120	0		1100000.00	0.033750
164	360	360	20120801	1	0	0		1040927.17	0.040500
165	360	360	20120901	1	0	0		1415201.68	0.043000
166	360	360	20120801	1	0	0		832481.98	0.038500
167	360	360	20120801	1	0	0		991510.65	0.041500
168	360	360	20121001	1	120	0		2100000.00	0.032500
169	360	360	20120901	1	0	0		933361.51	0.041500
170	360	360	20120801	1	0	0		495792.81	0.042000
171	360	360	20120801	1	0	0		59293.28	0.042500
172	360	360	20120801	1	0	0		1487266.03	0.041500
173	360	360	20120901	1	0	0		1148904.11	0.038000
174	360	360	20120901	1	0	0		615698.66	0.042500
175	360	360	20120801	1	0	0		1502315.39	0.038500
176	360	360	20120901	1	0	0		933242.79	0.040500
177	360	360	20121001	1	0	0		904775.58	0.040500
178	360	360	20121001	1	0	0		676164.80	0.041500
179	360	360	20120901	1	0	0		595492.79	0.038000
180	360	360	20121001	1	0	0		802986.09	0.042000
181	360	360	20120901	1	0	0		829155.23	0.042000
182	360	360	20120901	1	0	0		287821.51	0.038000
183	360	360	20120901	1	0	0		3474840.29	0.040500
184	360	360	20120901	1	120	0		1040000.00	0.043000
185	360	360	20120901	1	0	0		1985107.23	0.038500
186	360	360	20120901	1	0	0		1141733.25	0.040500
187	360	360	20120901	1	0	0		953159.88	0.041000
188	360	360	20120901	1	120	0		1500000.00	0.033750
189	360	360	20120901	1	0	0		918350.65	0.040500
190	360	360	20121001	1	0	0		1476245.32	0.039000
191	360	360	20121201	1	0	0		651610.65	0.037000
192	360	360	20120901	1	0	0		1333903.91	0.038000
193	360	360	20120901	1	0	0		843614.83	0.038000
194	360	360	20120901	1	0	0		1111805.47	0.039500
195	360	360	20121101	1	120	0		1200000.00	0.039500
196	360	360	20120901	1	120	0		1500000.00	0.040500
197	360	360	20120901	1	120	0		500000.00	0.043000
198	360	360	20120901	1	120	0		941000.00	0.040500
199	360	360	20121001	1	0	0		327895.30	0.034500
200	360	360	20121001	1	0	0		1550964.23	0.040000
201	360	360	20120901	1	0	0		793300.88	0.039000
202	360	360	20120901	1	0	0		761586.76	0.039500
203	360	360	20121001	1	120	0		1800000.00	0.042000
204	360	360	20121101	1	0	0		1130077.61	0.040000
205	360	360	20121001	1	0	0		884753.09	0.039000
206	360	360	20120901	1	0	0		1099676.73	0.038000
207	360	360	20120901	1	0	0		1156897.14	0.039000
208	360	360	20121001	1	0	0		795325.11	0.039500
209	360	360	20121001	1	0	0		944594.14	0.041000
210	360	360	20121001	1	0	0		3132075.40	0.041000
211	360	360	20121001	1	0	0		1181118.89	0.040000
212	360	360	20120901	1	0	0		1985237.51	0.039000
213	360	360	20120901	1	0	0		694968.05	0.040500
214	360	360	20121101	1	0	0		522723.11	0.040000
215	360	360	20121001	1	0	0		1093515.04	0.039000
216	360	360	20121001	1	0	0		1192145.79	0.033000
217	360	360	20121001	1	0	0		845076.63	0.040000
218	360	360	20121101	1	120	0		1000000.00	0.043000
219	360	360	20121001	1	120	0		1335000.00	0.044500
220	360	360	20121001	1	0	0		617052.98	0.039500
221	360	360	20121001	1	0	0		866904.35	0.039500
222	360	360	20120901	1	0	0		722316.49	0.041000
223	360	360	20120901	1	120	0		1048000.00	0.040500
224	360	360	20120901	1	0	0		853652.12	0.039000
225	360	360	20121001	1	120	0		1090000.00	0.039000
226	360	360	20121001	1	0	0		646649.02	0.046500
227	360	360	20121101	1	0	0		796651.89	0.042000
228	360	360	20120901	1	0	0		1052380.19	0.040500
229	360	360	20121001	1	0	0		1081531.10	0.039000
230	360	360	20121001	1	0	0		2336023.25	0.038500
231	360	360	20121001	1	0	0		989388.21	0.041500
232	360	360	20121101	1	120	0		1180000.00	0.038500
233	360	360	20121001	1	0	0		576640.54	0.040000
234	360	360	20121001	1	0	0		982327.81	0.040500
235	360	360	20121201	1	120	0		711000.00	0.040000
236	360	360	20121101	1	0	0		995467.38	0.037500
237	360	360	20121001	1	0	0		930578.52	0.040000
238	360	360	20121001	1	0	0		1081529.05	0.038500
239	360	360	20121101	1	0	0		594433.78	0.040000
240	360	360	20121101	1	0	0		920880.50	0.038500
241	360	360	20121001	1	0	0		1083742.22	0.040500
242	360	360	20121101	1	0	0		714913.62	0.040500
243	360	360	20120901	1	0	0		843780.93	0.039500
244	360	360	20121101	1	0	0		806328.58	0.037500
245	360	360	20121101	1	0	0		739479.20	0.038000
246	360	360	20121001	1	0	0		1333760.20	0.039500
247	360	360	20121101	1	0	0		995507.07	0.038000
248	360	360	20121101	1	0	0		908933.95	0.038500
249	360	360	20121001	1	0	0		943094.46	0.040000
250	360	360	20121001	1	0	0		820136.27	0.039000
251	360	360	20121001	1	0	0		894740.74	0.039500
252	360	360	20121101	1	0	0		157296.67	0.037500
253	360	360	20121001	1	0	0		1192280.14	0.034000
254	360	360	20121101	1	0	0		224006.75	0.039000
255	360	360	20121201	1	0	0		1096824.91	0.040000
256	360	360	20121001	1	0	0		993361.05	0.039500
257	360	360	20121101	1	0	0		965641.86	0.038000
258	360	360	20121001	1	120	0		2000000.00	0.042000
259	360	360	20121001	1	0	0		972434.80	0.041000
260	360	360	20121001	1	120	0		816862.51	0.042000
261	360	360	20121101	1	0	0		1251451.15	0.039000
262	360	360	20121201	1	0	0		781654.41	0.038500
263	360	360	20121101	1	0	0		1990854.89	0.037000
264	360	360	20121001	1	120	0		1837500.00	0.038500
265	360	360	20121101	1	0	0		995507.07	0.038000
266	360	360	20121101	1	0	0		965793.21	0.040000
267	360	360	20121001	1	120	0		2000000.00	0.038500
268	360	360	20121001	1	0	0		914623.85	0.039500
269	360	360	20121201	1	0	0		887431.06	0.040000
270	360	360	20121001	1	0	0		414475.90	0.037500
271	360	360	20121101	1	0	0		761682.28	0.040000
272	360	360	20121101	1	0	0		430076.06	0.038500
273	360	360	20121101	1	0	0		1991402.90	0.040500
274	360	360	20121101	1	0	0		1095144.18	0.039000
275	360	360	20121101	1	0	0		995624.49	0.039500
276	360	360	20121101	1	120	0		1100000.00	0.038500
277	360	360	20121101	1	0	0		522841.79	0.043000
278	360	360	20121101	1	0	0		1293950.72	0.036000
279	360	360	20121101	1	0	0		696854.94	0.038000
280	360	360	20121201	1	0	0		577158.93	0.034500
281	360	360	20121001	1	0	0		914479.93	0.038000
282	360	360	20121101	1	0	0		808719.18	0.036000
283	360	360	20121101	1	0	0		739632.28	0.037500
284	360	360	20121001	1	0	0		1136891.49	0.036000
285	360	360	20121101	1	0	0		651377.94	0.039000
286	360	360	20121201	1	0	0		928264.58	0.039000
287	360	360	20121101	1	0	0		578684.12	0.039000
288	360	360	20121001	1	0	0		532755.64	0.037500
289	360	360	20121101	1	0	0		988538.53	0.038000
290	360	360	20121101	1	0	0		886071.21	0.039000
291	360	360	20121101	1	120	0		1800000.00	0.042000
292	360	360	20121101	1	0	0		716877.41	0.040000
293	360	360	20121101	1	0	0		1990934.77	0.037500
294	360	360	20121101	1	0	0		720804.00	0.039000
295	360	360	20121001	1	0	0		1776792.75	0.035500
296	360	360	20121001	1	0	0		745539.31	0.038500
297	360	360	20121101	1	0	0		995467.38	0.037500
298	360	360	20121101	1	0	0		786450.58	0.038000
299	360	360	20121101	1	0	0		995546.47	0.038500
300	360	360	20121201	1	0	0		997113.54	0.040000
301	360	360	20121101	1	120	0		1385000.00	0.041500
302	360	360	20121101	1	0	0		1085102.70	0.038000
303	360	360	20121001	1	0	0		1490760.35	0.036500
304	360	360	20121101	1	0	0		1493201.08	0.037500
305	360	360	20121101	1	0	0		703987.81	0.041000
306	360	360	20121101	1	0	0		836192.59	0.037500
307	360	360	20121201	1	0	0		762691.97	0.037500
308	360	360	20121201	1	0	0		1250282.83	0.038500
309	360	360	20121001	1	0	0		1204534.38	0.036500
310	360	360	20121201	1	0	0		633167.11	0.040000
311	360	360	20121001	1	0	0		1982363.31	0.037000
312	360	360	20121001	1	0	0		994156.37	0.039500
313	360	360	20121101	1	0	0		1493833.72	0.043000
314	360	360	20121201	1	0	0		847390.05	0.036500
315	360	360	20121101	1	0	0		746689.20	0.039000
316	360	360	20121101	1	0	0		746689.20	0.039000
317	360	360	20121101	1	0	0		492729.75	0.038000
318	360	360	20121101	1	0	0		1642780.42	0.039500
319	360	360	20121101	1	0	0		109041.71	0.042000
320	360	360	20121101	1	0	0		716678.79	0.036500
321	360	360	20121101	1	0	0		1373744.99	0.037500
322	360	360	20121101	1	0	0		746718.38	0.039500
323	360	360	20121201	1	0	0		1148615.27	0.039000
324	360	360	20121201	1	0	0		1974335.48	0.040500
325	360	360	20121101	1	0	0		1095437.36	0.042500
326	360	360	20121101	1	0	0		1192565.13	0.038500
327	360	360	20121101	1	0	0		1194560.87	0.037500
328	360	360	20121101	1	0	0		1057864.32	0.046000
329	360	360	20121201	1	0	0		791708.16	0.040000
330	360	360	20121101	1	120	0		1376500.00	0.038500
331	360	360	20121101	1	0	0		1075232.48	0.039000
332	360	360	20121201	1	0	0		897284.66	0.037500
333	360	360	20121101	1	0	0		995305.91	0.035500
334	360	360	20121101	1	0	0		1007532.65	0.039000
335	360	360	20121101	1	0	0		791428.10	0.038000
336	360	360	20121201	1	120	0		1500000.00	0.036500
337	360	360	20121101	1	0	0		756555.21	0.037500
338	360	360	20121201	1	0	0		782369.04	0.036000
339	360	360	20121201	1	120	0		1690000.00	0.037500
340	360	360	20121201	1	120	0		788500.00	0.039500
341	360	360	20121201	1	0	0		618129.44	0.037500
342	360	360	20121201	1	0	0		1470390.97	0.035500
343	360	360	20121201	1	120	0		2000000.00	0.037000
344	360	360	20120201	1	0	0		467670.34	0.047500

	37	38	39	40	41	42	43	44	45	46
	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)
1	1375.67	20121201	0	0
2	3208.23	20121201	0	0
3	4659.57	20121201	0	0
4	13041.18	20121201	0	0
5	3589.93	20121201	0	0
6	16522.73	20121201	0	0
7	3580.44	20121201	0	0
8	1443.73	20121201	0	0
9	292.60	20121201	0	0
10	2197.73	20121201	0	0
11	3805.42	20121201	0	0
12	1381.91	20121201	0	0
13	1815.23	20121201	0	0
14	554.35	20121201	0	0
15	4262.50	20121201	0	0
16	10736.43	20121201	0	0
17	1919.38	20121201	0	0
18	5639.09	20121201	0	0
19	2492.16	20121201	0	0
20	4967.61	20121201	0	0
21	3246.80	20121201	0	0
22	2415.99	20121201	0	0
23	3416.67	20121201	0	0
24	7467.18	20121201	0	0
25	3116.63	20121201	0	0
26	1945.55	20121201	0	0
27	3324.95	20121201	0	0
28	3547.34	20121201	0	0
29	3437.39	20121201	0	0
30	2004.97	20121201	0	0
31	2016.95	20121201	0	0
32	3877.20	20121201	0	0
33	706.68	20121201	0	0
34	978.03	20121201	0	0
35	1852.46	20121201	0	0
36	5316.77	20121201	0	0
37	1040.75	20121201	0	0
38	3385.71	20121201	0	0
39	1990.82	20121201	0	0
40	5458.29	20121201	0	0
41	2665.14	20121201	0	0
42	2798.15	20121201	0	0
43	2592.52	20121201	0	0
44	746.77	20121201	0	0
45	750.25	20121201	0	0
46	1944.86	20121201	0	0
47	673.51	20121201	0	0
48	1198.31	20121201	0	0
49	3533.10	20121201	0	0
50	1990.82	20121201	0	0
51	2292.51	20121201	0	0
52	1990.82	20121201	0	0
53	15200.56	20121201	0	0
54	1043.29	20121201	0	0
55	3375.16	20121201	0	0
56	4003.21	20121201	0	0
57	850.80	20121201	0	0
58	1015.80	20121201	0	0
59	1392.22	20121201	0	0
60	12371.79	20121201	0	0
61	10911.49	20121201	0	0
62	1895.87	20121201	0	0
63	1574.59	20121201	0	0
64	1871.47	20121201	0	0
65	1931.19	20121201	0	0
66	961.06	20121201	0	0
67	3235.78	20121201	0	0
68	4156.65	20121201	0	0
69	9125.74	20121201	0	0
70	922.39	20121201	0	0
71	4445.43	20121201	0	0
72	1613.99	20121201	0	0
73	748.60	20121201	0	0
74	1406.42	20121201	0	0
75	2859.12	20121201	0	0
76	2899.19	20121201	0	0
77	3512.85	20121201	0	0
78	3299.43	20121201	0	0
79	1164.89	20121201	0	0
80	6208.79	20121201	0	0
81	4846.50	20121201	0	0
82	1591.96	20121201	0	0
83	2491.89	20121201	0	0
84	3350.23	20121201	0	0
85	4774.15	20121201	0	0
86	4745.37	20121201	0	0
87	2894.47	20121201	0	0
88	6000.00	20121201	0	0
89	4034.39	20121201	0	0
90	4735.96	20121201	0	0
91	4298.71	20121201	0	0
92	1581.44	20121201	0	0
93	7379.10	20121201	0	0
94	1189.97	20121201	0	0
95	1507.58	20121201	0	0
96	4221.43	20121201	0	0
97	6683.81	20121201	0	0
98	745.62	20121201	0	0
99	4091.45	20121201	0	0
100	4939.49	20121201	0	0
101	4401.15	20121201	0	0
102	1136.94	20121201	0	0
103	4277.71	20121201	0	0
104	9376.16	20121201	0	0
105	2879.07	20121201	0	0
106	1931.19	20121201	0	0
107	587.80	20121201	0	0
108	3888.83	20121201	0	0
109	6469.55	20121201	0	0
110	4645.66	20121201	0	0
111	3423.12	20121201	0	0
112	10531.25	20121201	0	0
113	828.51	20121201	0	0
114	4831.98	20121201	0	0
115	1800.22	20121201	0	0
116	3888.83	20121201	0	0
117	4816.21	20121201	0	0
118	677.76	20121201	0	0
119	1257.52	20121201	0	0
120	1882.47	20121201	0	0
121	3850.00	20121201	0	0
122	4365.74	20121201	0	0
123	3187.50	20121201	0	0
124	3525.81	20121201	0	0
125	4300.47	20121201	0	0
126	6197.82	20121201	0	0
127	3500.00	20121201	0	0
128	5125.53	20121201	0	0
129	12487.66	20121201	0	0
130	4150.00	20121201	0	0
131	5468.66	20121201	0	0
132	4523.41	20121201	0	0
133	3242.04	20121201	0	0
134	3456.49	20121201	0	0
135	4840.69	20121201	0	0
136	8313.29	20121201	0	0
137	4627.05	20121201	0	0
138	2721.79	20121201	0	0
139	3790.37	20121201	0	0
140	3986.42	20121201	0	0
141	3669.40	20121201	0	0
142	7498.65	20121201	0	0
143	5872.21	20121201	0	0
144	5903.28	20121201	0	0
145	3758.48	20121201	0	0
146	3733.59	20121201	0	0
147	7319.81	20121201	0	0
148	2954.38	20121201	0	0
149	2912.20	20121201	0	0
150	4774.15	20121201	0	0
151	5070.43	20121201	0	0
152	11250.00	20121201	0	0
153	3225.00	20121201	0	0
154	6433.33	20121201	0	0
155	568.47	20121201	0	0
156	3771.58	20121201	0	0
157	11296.30	20121201	0	0
158	7959.40	20121201	0	0
159	3914.46	20121201	0	0
160	7204.54	20121201	0	0
161	4831.98	20121201	0	0
162	14236.12	20121201	0	0
163	3093.75	20121201	0	0
164	5043.17	20121201	0	0
165	7051.92	20121201	0	0
166	3937.99	20121201	0	0
167	4861.03	20121201	0	0
168	5687.50	20121201	0	0
169	4569.37	20121201	0	0
170	2445.09	20121201	0	0
171	295.16	20121201	0	0
172	7291.55	20121201	0	0
173	5393.92	20121201	0	0
174	3050.03	20121201	0	0
175	7313.41	20121201	0	0
176	4514.84	20121201	0	0
177	4370.75	20121201	0	0
178	3305.50	20121201	0	0
179	2795.74	20121201	0	0
180	3948.81	20121201	0	0
181	4083.29	20121201	0	0
182	1351.28	20121201	0	0
183	16810.58	20121201	0	0
184	3726.67	20121201	0	0
185	9376.16	20121201	0	0
186	5523.48	20121201	0	0
187	4638.70	20121201	0	0
188	4218.75	20121201	0	0
189	4442.80	20121201	0	0
190	7004.27	20121201	0	0
191	3008.41	20121201	0	0
192	6262.47	20121201	0	0
193	3960.64	20121201	0	0
194	5314.82	20121201	0	0
195	3950.00	20121201	0	0
196	5062.50	20121201	0	0
197	1791.67	20121201	0	0
198	3175.88	20121201	0	0
199	1472.65	20121201	0	0
200	7447.68	20121201	0	0
201	3769.57	20121201	0	0
202	3640.65	20121201	0	0
203	6300.00	20121201	0	0
204	5418.66	20121201	0	0
205	4197.85	20121201	0	0
206	5162.81	20121201	0	0
207	5497.29	20121201	0	0
208	3796.30	20121201	0	0
209	4590.38	20121201	0	0
210	15220.75	20121201	0	0
211	5671.69	20121201	0	0
212	9433.36	20121201	0	0
213	3362.12	20121201	0	0
214	2506.43	20121201	0	0
215	5188.35	20121201	0	0
216	5255.46	20121201	0	0
217	4058.03	20121201	0	0
218	3583.33	20121201	0	0
219	4950.63	20121201	0	0
220	2945.36	20121201	0	0
221	4137.96	20121201	0	0
222	3515.27	20121201	0	0
223	3537.00	20121201	0	0
224	4056.35	20121201	0	0
225	3542.50	20121201	0	0
226	3351.64	20121201	0	0
227	3912.14	20121201	0	0
228	5091.20	20121201	0	0
229	5131.49	20121201	0	0
230	11016.99	20121201	0	0
231	4836.73	20121201	0	0
232	3785.83	20121201	0	0
233	2769.01	20121201	0	0
234	4745.39	20121201	0	0
235	2370.00	20121201	0	0
236	4631.16	20121201	0	0
237	4468.61	20121201	0	0
238	5100.63	20121201	0	0
239	2850.28	20121201	0	0
240	4336.48	20121201	0	0
241	5235.30	20121201	0	0
242	3448.57	20121201	0	0
243	4033.57	20121201	0	0
244	3751.24	20121201	0	0
245	4193.62	20121201	0	0
246	6366.39	20121201	0	0
247	4659.57	20121201	0	0
248	4280.22	20121201	0	0
249	4535.45	20121201	0	0
250	3891.26	20121201	0	0
251	4270.84	20121201	0	0
252	736.35	20121201	0	0
253	5321.77	20121201	0	0
254	1061.25	20121201	0	0
255	5251.57	20121201	0	0
256	4741.58	20121201	0	0
257	4519.79	20121201	0	0
258	7000.00	20121201	0	0
259	4725.68	20121201	0	0
260	2859.02	20121201	0	0
261	5928.87	20121201	0	0
262	3691.86	20121201	0	0
263	9205.66	20121201	0	0
264	5895.31	20121201	0	0
265	4659.57	20121201	0	0
266	4630.93	20121201	0	0
267	6416.67	20121201	0	0
268	4365.74	20121201	0	0
269	4249.00	20121201	0	0
270	1931.19	20121201	0	0
271	3652.23	20121201	0	0
272	2025.25	20121201	0	0
273	9606.05	20121201	0	0
274	5188.35	20121201	0	0
275	4745.37	20121201	0	0
276	3529.17	20121201	0	0
277	2598.08	20121201	0	0
278	5910.39	20121201	0	0
279	3261.70	20121201	0	0
280	2583.84	20121201	0	0
281	4286.81	20121201	0	0
282	3693.99	20121201	0	0
283	3440.95	20121201	0	0
284	5201.14	20121201	0	0
285	3141.31	20121201	0	0
286	4391.23	20121201	0	0
287	2741.57	20121201	0	0
288	2482.30	20121201	0	0
289	4626.96	20121201	0	0
290	4197.85	20121201	0	0
291	6300.00	20121201	0	0
292	3437.39	20121201	0	0
293	9262.31	20121201	0	0
294	3414.88	20121201	0	0
295	8078.91	20121201	0	0
296	3516.06	20121201	0	0
297	4631.16	20121201	0	0
298	3681.06	20121201	0	0
299	4688.08	20121201	0	0
300	4774.15	20121201	0	0
301	4789.79	20121201	0	0
302	5078.94	20121201	0	0
303	6861.89	20121201	0	0
304	6946.73	20121201	0	0
305	3416.21	20121201	0	0
306	3890.17	20121201	0	0
307	3542.83	20121201	0	0
308	5878.86	20121201	0	0
309	5544.41	20121201	0	0
310	3031.59	20121201	0	0
311	9205.66	20121201	0	0
312	4745.37	20121201	0	0
313	7423.07	20121201	0	0
314	3888.41	20121201	0	0
315	3537.51	20121201	0	0
316	3537.51	20121201	0	0
317	2329.79	20121201	0	0
318	7829.86	20121201	0	0
319	535.47	20121201	0	0
320	3293.71	20121201	0	0
321	6391.00	20121201	0	0
322	3559.03	20121201	0	0
323	5433.62	20121201	0	0
324	9509.99	20121201	0	0
325	5411.34	20121201	0	0
326	5615.85	20121201	0	0
327	5557.39	20121201	0	0
328	5444.28	20121201	0	0
329	3790.68	20121201	0	0
330	4416.27	20121201	0	0
331	5094.02	20121201	0	0
332	4168.04	20121201	0	0
333	4518.40	20121201	0	0
334	4773.28	20121201	0	0
335	3704.36	20121201	0	0
336	4562.50	20121201	0	0
337	3519.68	20121201	0	0
338	3568.06	20121201	0	0
339	5281.25	20121201	0	0
340	2595.48	20121201	0	0
341	2871.32	20121201	0	0
342	6664.65	20121201	0	0
343	6166.67	20121201	0	0
344	2477.82	20121201	0	0

	47	48	49	50	51	52	53	54
	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344

	55	56	57	58	59	60	61	62	63
	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344

	64	65	66	67	68	69	70	71
	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties
1					0		344	1
2			6	1	60	60	749	1
3			6	1	60	60	566	1
4			20	1	60	60	128	1
5					0		695	1
6					0		16	1
7					0		571	1
8					0		556	1
9					0		619	1
10					0		200	1
11					0		149	1
12					0		532	1
13					0		535	1
14					0		319	1
15			6	1	60	60	472	1
16			98	1	60	60	594	1
17					0		239	1
18			6	1	60	60	59	1
19			98	1	48	48	363	1
20					0		534	1
21					0		641	1
22					0		533	1
23					0		162	1
24			98	1	60	60	672	1
25					0		258	1
26					0		158	2
27			98	1	60	60	625	2
28					0		678	1
29					0		223	1
30					0		457	1
31			6	1	48	48	343	1
32			15	1	60	60	720	1
33					0		376	1
34					0		690	1
35					0		196	1
36			99	99	60		233	1
37					0		13	1
38					0		700	1
39					0		113	1
40					0		197	1
41					0		586	1
42					0		99	1
43					0		763	1
44					0		15	1
45					0		109	1
46					0		74	2
47					0		74	1
48					0		602	1
49					0		689	1
50					0		87	1
51					0		504	1
52					0		528	1
53			6	1	60	60	768	1
54					0		184	3
55					0		224	1
56			20	1	60	60	382	1
57					0		31	3
58					0		31	3
59					0		31	3
60			6	1	60	60	624	1
61			20	1	60	60	638	1
62					0		370	1
63					0		138	1
64					0		60	1
65					0		702	1
66					0		564	1
67			20	1	60	60	44	1
68			15	1	60	60	642	1
69					0		340	1
70					0		69	1
71			20	1	60	60	6	1
72			6	1	36	36	378	1
73			6	1	60	60	247	1
74					0		62	1
75					0		236	1
76			20	1	60	60	357	1
77			6	1	60	60	165	1
78			6	1	60	60	620	1
79					0		74	2
80			20	1	60	60	549	1
81			6	1	60	60	461	1
82					0		708	1
83			6	1	60	60	605	1
84					0		559	1
85					0		119	2
86			6	1	60	60	50	1
87					0		89	2
88			6	1	60	60	569	1
89			6	1	60	60	298	1
90			6	1	60	60	33	1
91			6	1	60	60	614	1
92					0		697	1
93			6	1	60	60	590	1
94					0		628	1
95					0		356	1
96			6	1	60	60	226	1
97			6	1	36	36	130	1
98					0		109	1
99					0		598	1
100			6	1	60	60	81	2
101			20	1	60	60	665	1
102					0		270	1
103			20	1	60	60	153	1
104			20	1	60	60	347	1
105					0		717	1
106					0		280	1
107					0		54	1
108			6	1	60	60	246	1
109			6	1	60	60	769	1
110			6	1	60	60	582	1
111			6	1	60	60	582	1
112			6	1	36	36	155	1
113					0		126	1
114			6	1	60	60	542	1
115			6	1	60	60	770	1
116			20	1	60	60	195	1
117			20	1	60	60	304	1
118					0		393	1
119					0		107	1
120					0		738	1
121			6	1	60	60	673	2
122			20	1	60	60	106	1
123			6	1	60	60	358	1
124			6	1	60	60	429	1
125			6	1	60	60	584	1
126			6	1	60	60	120	1
127			20	1	60	60	470	1
128			6	1	60	60	442	1
129					0		72	1
130			6	1	60	60	743	1
131			6	1	36	36	360	1
132			20	1	60	60	636	1
133			6	1	60	60	484	1
134			6	1	60	60	558	1
135			6	1	60	60	175	1
136			6	1	60	60	390	1
137					0		383	1
138			6	1	60	60	573	1
139			6	1	60	60	775	1
140			20	1	60	60	392	1
141			6	1	60	60	115	1
142			6	1	60	60	221	1
143			20	1	60	60	3	1
144			20	1	60	60	728	1
145			15	1	60	60	732	1
146			99	99	60		714	1
147			20	1	60	60	491	1
148			6	1	60	60	659	1
149			20	1	60	60	746	1
150			20	1	60	60	616	1
151			6	1	60	60	219	1
152			20	1	36	36	329	1
153			20	1	60	60	98	1
154			6	1	60	60	688	1
155					0		393	1
156			6	1	60	60	560	1
157			6	1	60	60	593	1
158			6	1	60	60	118	1
159			6	1	60	60	400	1
160			6	1	60	60	110	1
161			15	1	60	60	541	1
162			20	1	60	60	767	1
163					0		667	1
164			6	1	60	60	539	1
165			6	1	60	60	433	1
166			20	1	60	60	189	1
167			6	1	60	60	761	1
168					0		772	1
169			6	1	60	60	691	1
170			6	1	60	60	63	1
171					0		432	1
172			20	1	60	60	653	1
173			6	1	60	60	269	1
174			6	1	60	60	75	1
175			6	1	60	60	494	1
176			6	1	60	60	409	1
177			6	1	60	60	551	1
178			6	1	60	60	617	1
179					0		173	1
180			6	1	60	60	122	1
181			6	1	60	60	658	1
182			20	1	60	60	679	1
183			6	1	60	60	341	1
184			6	1	60	60	170	1
185			6	1	60	60	580	1
186			6	1	60	60	675	3
187			6	1	36	36	540	1
188					0		660	1
189			6	1	60	60	186	1
190			6	1	60	60	643	1
191			6	1	60	60	248	1
192			6	1	60	60	79	1
193			20	1	60	60	213	1
194			6	1	60	60	310	1
195			6	1	60	60	500	1
196			6	1	60	60	190	1
197			6	1	60	60	190	2
198			6	1	60	60	397	1
199					0		46	1
200			6	1	60	60	615	2
201			6	1	60	60	581	1
202			6	1	60	60	635	1
203			6	1	60	60	116	1
204					0		724	2
205					0		80	1
206			6	1	60	60	694	1
207			6	1	60	60	644	1
208			6	1	60	60	499	2
209			6	1	60	60	648	1
210			6	1	60	60	67	1
211			6	1	60	60	601	1
212			6	1	60	60	766	1
213			6	1	60	60	125	1
214					0		699	1
215			6	1	60	60	379	1
216			6	1	60	60	249	1
217			6	1	60	60	565	1
218			6	1	60	60	198	1
219			6	1	60	60	637	1
220			6	1	60	60	229	1
221			6	1	60	60	651	1
222			6	1	60	60	547	1
223			6	1	60	60	737	1
224			6	1	60	60	243	1
225			6	1	60	60	686	1
226			6	1	60	60	587	1
227			6	1	60	60	2	1
228			99	99	60		751	1
229			6	1	60	60	214	1
230			6	1	60	60	661	1
231			6	1	60	60	606	1
232					0		657	1
233			6	1	60	60	4	1
234			6	1	60	60	709	1
235			6	1	60	60	129	1
236			6	1	60	60	336	1
237			6	1	60	60	367	1
238			6	1	60	60	676	1
239			6	1	60	60	202	1
240			6	1	60	60	626	1
241			6	1	60	60	235	1
242			6	1	60	60	519	1
243			6	1	60	60	765	1
244					0		752	1
245			6	1	60	60	704	1
246			6	1	60	60	577	4
247			6	1	60	60	232	1
248			6	1	60	60	759	1
249					0		328	1
250			6	1	60	60	330	1
251			6	1	60	60	544	1
252			6	1	60	60	176	1
253			6	1	60	60	84	1
254					0		373	1
255			6	1	60	60	662	1
256			6	1	60	60	324	1
257			6	1	60	60	48	1
258			6	1	60	60	654	1
259			6	1	60	60	604	3
260			6	1	60	60	698	1
261			6	1	60	60	543	1
262			6	1	60	60	183	1
263			6	1	60	60	216	1
264			6	1	60	60	591	1
265			6	1	60	60	576	1
266			6	1	60	60	32	1
267			6	1	60	60	711	1
268			6	1	60	60	538	1
269			6	1	60	60	703	1
270					0		652	1
271			6	1	60	60	692	1
272			6	1	60	60	366	1
273			6	1	60	60	683	1
274			6	1	60	60	41	1
275			6	1	60	60	509	1
276			6	1	60	60	760	1
277					0		696	1
278			6	1	60	60	475	1
279			6	1	60	60	24	1
280			6	1	60	60	629	1
281			6	1	60	60	321	1
282			6	1	60	60	600	1
283			6	1	60	60	707	1
284			6	1	60	60	762	1
285					0		92	3
286			6	1	60	60	693	1
287			6	1	60	60	315	1
288			6	1	60	60	710	1
289			6	1	60	60	252	1
290			6	1	60	60	655	1
291			6	1	60	60	585	1
292			6	1	60	60	385	1
293			6	1	60	60	631	1
294			6	1	60	60	750	1
295					0		596	3
296			6	1	60	60	332	1
297			6	1	60	60	568	1
298			6	1	60	60	609	1
299			6	1	60	60	650	1
300			6	1	60	60	211	1
301			6	1	60	60	164	1
302			6	1	60	60	570	1
303			6	1	60	60	70	1
304			6	1	60	60	463	1
305			6	1	60	60	705	1
306			6	1	60	60	758	1
307					0		7	1
308			6	1	60	60	583	1
309			6	1	60	60	166	1
310			6	1	60	60	645	2
311			6	1	60	60	589	1
312			6	1	60	60	448	1
313			6	1	60	60	663	3
314			6	1	60	60	505	1
315			6	1	60	60	663	1
316			6	1	60	60	663	1
317			6	1	60	60	574	1
318			6	1	60	60	47	3
319					0		503	1
320			6	1	60	60	234	1
321					0		684	1
322			6	1	60	60	306	2
323			6	1	60	60	43	1
324			6	1	60	60	228	1
325			6	1	60	60	83	1
326			6	1	60	60	633	1
327			6	1	60	60	185	1
328			6	1	60	60	47	3
329			6	1	60	60	117	1
330			6	1	60	60	477	1
331			6	1	60	60	670	1
332			6	1	60	60	5	1
333			6	1	60	60	199	1
334			6	1	60	60	757	1
335			6	1	60	60	555	1
336			6	1	60	60	401	1
337			6	1	30	30	713	1
338			6	1	60	60	745	1
339			6	1	60	60	727	1
340			6	1	60	60	193	1
341			6	1	60	60	282	1
342			6	1	60	60	395	1
343			6	1	60	60	209	1
344					0		680	4

	72	73	74	75	76	77	78	79	80
	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1		0		2	0	2	1	20100727
2		0		1	5	4	1	20120702
3		0		1	0	15	1	20120726
4		0		16	5	1	1	20100824
5		1		2	0	7	1	20100930
6		1		25	0	2	1	20100824
7		1		10	10	15	1	20111110
8		0		8	0	40	1	20101021
9		0		0	0	22	1	20090219
10		0		10	0	7	1	20101228
11		1		22	0	38	1	20101227
12		1		14	0	1	1	20110113
13		1		8	0	3	1	20110202
14		1		10	0	7	1	20110311
15		0		6	0	2	1	20110420
16		1		6	6	1	1	20110502
17		0		7	0	7	1	20111123
18		1		7	0	6	1	20110525
19		1		20	5	0	1	20110609
20		1		28	0	0	1	20110620
21		1		0	0	40	1	20110421
22		1		50	0	5	1	20110629
23		1		50	1	2	1	20110808
24		1		12	0	5	1	20110810
25		0		0	0	5	1	20110811
26		1		1	0	18	1	20110817
27		1		20	0	17	1	20110819
28		0		20	0	20	1	20110819
29		0		3	5	4	1	20111214
30		1		10	0	1	1	20110829
31		0		5	5	4	1	20110817
32		0		2	0	3	1	20110914
33		0		11	0	7	1	20110919
34		1		24	10	15	1	20110922
35		1		4	12	3	1	20110915
36		0		13	7	5	1	20110923
37		0		5	0	1	1	20110927
38		0		8	0	0	1	20101028
39		0		12	1	5	1	20110930
40		0		4	0	2	1	20111005
41		0		7	18	7	1	20111007
42		0		35	30	8	1	20111003
43		0		3	2	2	1	20111007
44		0		8	0	8	1	20111012
45		0		17	7	1	1	20111012
46		0		15	0	0	1	20111003
47		0		15	0	16	1	20111003
48		0		10	0	7	1	20111017
49		0		21	10	4	1	20111025
50		0		0	0	20	1	20111025
51		1		3	5	9	1	20111031
52		0		4	0	5	1	20111104
53		0		5	0	1	1	20111110
54		0		5	0	4	1	20111020
55		1		8	0	4	1	20111124
56		0		3	0	5	1	20110514
57		1		30	0	3	1	20111202
58		1		30	0	3	1	20111202
59		1		30	0	3	1	20111202
60		0		12	1	11	1	20111207
61		1		20	1	7	1	20111220
62		1		5	0	7	1	20100922
63		0		5	0	2	1	20111220
64		0		2	1	2	1	20111205
65		0		8	0	4	1	20120112
66		0		16	12	6	1	20120112
67		0		20	0	7	1	20120529
68		1		11	0	2	1	20120106
69		0		12	0	3	1	20120117
70		0		4	0	0	1	20120126
71		0		2	0	5	1	20120411
72		1		0	0	15	1	20120126
73		0		0	0	0	1	20120127
74		0		1	0	6	1	20120131
75		1		9	9	14	1	20120201
76		0		2	0	8	1	20120207
77		0		14	0	0	1	20120208
78		0		27	22	7	1	20120814
79		0		15	0	17	1	20120216
80		1		12	0	13	1	20120216
81		0		1	0	7	1	20120216
82		1		28	5	17	1	20120221
83		1		20	1	13	1	20120224
84		0		6	2	2	1	20120228
85		0		10	0	7	1	20120301
86		0		15	0	8	1	20120620
87		0		4	1	4	1	20120307
88		0		27	17	10	1	20120228
89		0		1	0	9	1	20120308
90		1		8	3	6	1	20120815
91		0		11	0	2	1	20120305
92		1		14	0	14	1	20120303
93		1		40	0	33	1	20120315
94		0		4	0	4	1	20120206
95		1		10	10	0	1	20120127
96		0		10	18	9	1	20120320
97		0		1	2	2	1	20120321
98		0		17	7	1	1	20120322
99		0		23	12	2	1	20120322
100		1		10	3	2	1	20120322
101		0		18	0	7	1	20120326
102		0		12	10	0	1	20120326
103		0		14	0	11	1	20120322
104		0		21	2	2	1	20120518
105		1		10	0	16	1	20120326
106		0		1	0	8	1	20120330
107		0		14	20	18	1	20120402
108		0		5	6	1	1	20120710
109		0		5	0	3	1	20120820
110		1		40	35	3	1	20120416
111		1		40	35	3	1	20120416
112		1		11	9	3	1	20120416
113		0		0	0	2	1	20120418
114		0		0	0	9	1	20120410
115		0		5	0	1	1	20120412
116		0		6	0	8	1	20120420
117		0		3	1	1	1	20120424
118		0		7	16	24	1	20120423
119		0		10	2	20	1	20120417
120		0		8	0	8	1	20120215
121		0		6	10	13	1	20120501
122		0		5	1	1	1	20120501
123		0		41	0	32	1	20120502
124		0		1	3	1	1	20120502
125		0		8	0	17	1	20120502
126		0		10	5	7	1	20120503
127		1		2	3	3	1	20120501
128		0		4	0	2	1	20120723
129		1		16	0	3	1	20120504
130		0		11	0	3	1	20120418
131		0		5	8	2	1	20120503
132		1		15	15	0	1	20120502
133		1		30	0	20	1	20120426
134		0		7	3	1	1	20110202
135		0		3	0	2	1	20120508
136		0		3	15	9	1	20120507
137		1		47	38	7	1	20120508
138		1		38	0	32	1	20120508
139		0		3	0	2	1	20120508
140		0		1	7	3	1	20120508
141		1		31	0	19	1	20120809
142		1		16	16	1	1	20120906
143		0		9	0	2	1	20120510
144		1		5	12	9	1	20120502
145		0		21	0	8	1	20120504
146		0		10	4	5	1	20120511
147		0		1	30	26	1	20120413
148		0		9	0	7	1	20120514
149		0		4	0	3	1	20120425
150		0		10	3	12	1	20111130
151		0		2	0	1	1	20120515
152		1		18	0	8	1	20120522
153		0		22	16	23	1	20120515
154		1		20	10	9	1	20120516
155		0		7	0	24	1	20120423
156		0		7	3	2	1	20120516
157		0		4	0	7	1	20110726
158		0		12	3	4	1	20120517
159		0		7	0	3	1	20120518
160		1		20	0	5	1	20120518
161		1		23	23	1	1	20120521
162		0		12	7	11	1	20120522
163		0		18	0	15	1	20120522
164		0		20	7	3	1	20120523
165		0		0	0	4	1	20120521
166		0		4	2	2	1	20120521
167		1		10	20	10	1	20120523
168		1		14	10	11	1	20120525
169		0		3	17	5	1	20120524
170		0		0	1	19	1	20120523
171		0		0	0	2	1	20120525
172		1		15	9	2	1	20120525
173		0		9	0	7	1	20120524
174		0		17	1	12	1	20120503
175		0		3	0	3	1	20120529
176		0		2	15	6	1	20120524
177		1		30	0	4	1	20120529
178		0		8	0	11	1	20120521
179		0		1	0	5	1	20120718
180		0		4	0	2	1	20120531
181		0		10	10	30	1	20120531
182		0		0	0	31	1	20120530
183		0		1	0	1	1	20120604
184		0		0	0	7	1	20120604
185		0		24	2	14	1	20120605
186		1		16	5	15	1	20120605
187		0		2	0	7	1	20120604
188		1		23	0	1	1	20120605
189		0		3	2	1	1	20120606
190		1		4	0	8	1	20120605
191		0		0	0	2	1	20120604
192		1		2	0	1	1	20120517
193		0		6	0	18	1	20110611
194		1		13	13	3	1	20120409
195		0		3	3	3	1	20120612
196		0		20	0	20	1	20120612
197		0		20	0	20	1	20120612
198		0		0	0	3	1	20120531
199		0		3	3	8	1	20120615
200		0		16	0	9	1	20120618
201		0		5	0	1	1	20120618
202		0		5	0	6	1	20120615
203		0		4	10	10	1	20120618
204		0		3	6	2	1	20120619
205		0		7	3	16	1	20120619
206		0		1	0	3	1	20120620
207		1		15	15	6	1	20120615
208		0		0	25	1	1	20120614
209		0		1	35	12	1	20120614
210		0		9	0	3	1	20120622
211		0		7	6	3	1	20120622
212		0		1	1	2	1	20120622
213		0		0	2	8	1	20120626
214		1		5	0	1	1	20120626
215		0		9	16	1	1	20120521
216		0		0	0	4	1	20120626
217		0		12	5	7	1	20120628
218		0		11	4	16	1	20120628
219		1		5	8	4	1	20120625
220		0		1	2	7	1	20120702
221		1		2	0	7	1	20120621
222		0		6	6	9	1	20120702
223		1		10	5	7	1	20120703
224		0		6	9	7	1	20120620
225		0		5	3	1	1	20120629
226		1		38	32	21	1	20120810
227		0		1	3	1	1	20120709
228		1		10	0	10	1	20120706
229		0		8	0	8	1	20120706
230		0		2	0	0	1	20120628
231		0		3	4	7	1	20120709
232		1		0	0	10	1	20120709
233		1		24	0	17	1	20120705
234		0		17	0	7	1	20120712
235		1		27	0	3	1	20120625
236		0		2	8	5	1	20120711
237		1		35	10	7	1	20120213
238		0		12	15	5	1	20120713
239		0		3	0	11	1	20120712
240		0		1	24	3	1	20120713
241		0		3	0	3	1	20120627
242		0		0	0	8	1	20120711
243		0		7	15	3	1	20120724
244		0		0	2	2	1	20120710
245		0		8	0	13	1	20120713
246		1		12	0	1	1	20120706
247		1		10	0	4	1	20120814
248		1		13	11	2	1	20120717
249		0		8	6	8	1	20120713
250		0		9	10	2	1	20120712
251		0		16	2	10	1	20120718
252		0		1	5	3	1	20120717
253		0		1	0	1	1	20120806
254		0		0	0	7	1	20120709
255		1		8	2	3	1	20120719
256		0		1	5	2	1	20120719
257		0		31	0	4	1	20120618
258		1		4	2	1	1	20120719
259		1		11	4	10	1	20120718
260		0		2	2	1	1	20120718
261		1		3	4	8	1	20120717
262		1		7	6	3	1	20120924
263		0		10	0	1	1	20120720
264		1		14	0	2	1	20120720
265		0		10	0	8	1	20120625
266		0		14	0	14	1	20120723
267		1		12	12	7	1	20120723
268		0		11	0	1	1	20120723
269		0		0	0	15	1	20120717
270		1		40	0	6	1	20120723
271		0		1	0	1	1	20120724
272		0		0	0	2	1	20120718
273		1		25	0	14	1	20120725
274		0		3	8	11	1	20120820
275		1		11	0	2	1	20120719
276		0		4	6	13	1	20120725
277		0		14	0	4	1	20120718
278		0		20	0	17	1	20120628
279		0		10	0	14	1	20120713
280		0		2	0	18	1	20120724
281		0		9	2	2	1	20120727
282		1		12	6	18	1	20120718
283		0		7	12	10	1	20120724
284		0		1	2	4	1	20120731
285		0		6	0	2	1	20120731
286		0		1	5	3	1	20120721
287		1		20	0	20	1	20120731
288		0		1	13	2	1	20120731
289		0		0	0	4	1	20120731
290		0		2	0	5	1	20120730
291		0		14	4	1	1	20120731
292		1		1	0	1	1	20120730
293		1		6	0	2	1	20120731
294		0		1	7	0	1	20120731
295		1		5	0	3	1	20120801
296		1		5	8	2	1	20120724
297		1		9	9	4	1	20120727
298		1		15	0	2	1	20120814
299		0		21	15	20	1	20120802
300		0		3	8	7	1	20120803
301		0		5	0	7	1	20120904
302		0		1	3	1	1	20120802
303		0		14	0	11	1	20120801
304		0		17	7	2	1	20120720
305		0		19	0	9	1	20120731
306		0		0	0	4	1	20120806
307		0		0	15	10	1	20120807
308		0		3	8	7	1	20120807
309		0		0	4	3		20120807
310		0		1	0	10	1	20120808
311		0		1	0	4	1	20120806
312		0		4	7	1	1	20120809
313		1		9	1	16	1	20120808
314		0		10	0	25	1	20120809
315		1		9	1	16	1	20120808
316		1		9	1	16	1	20120808
317		0		19	0	3	1	20120809
318		0		10	2	9	1	20120809
319		0		0	0	7	1	20120813
320		0		0	0	3	1	20120813
321		1		15	0	2	1	20120814
322		0		1	9	2	1	20120822
323		0		2	0	1	1	20120820
324		0		16	24	2	1	20120817
325		0		6	0	1	1	20120815
326		0		7	12	2	1	20120820
327		0		4	4	1	1	20120822
328		0		10	2	9	1	20120809
329		0		1	19	9	1	20120827
330		0		1	7	5	1	20120828
331		0		6	0	8	1	20120829
332		0		12	0	3	1	20120829
333		0		2	0	8	1	20120806
334		0		2	2	4	1	20120830
335		0		3	11	2	1	20120830
336		0		4	0	4	1	20120910
337		0		4	4	2	1	20120912
338		0		7	0	7	1	20120911
339		0		11	0	10	1	20120917
340		0		0	0	12	1	20120917
341		0		7	11	2	1	20120829
342		0		1	1	2	1	20120920
343		0		1	4	4	1	20120921
344		1		33	0	11	1	20111102

	81	82	83	84	85	86	87	88	89
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method
1						809	809		3
2						799
3						800
4						766	799		3
5						772	795		3
6						777
7						812	782		3
8						820	794		3
9						820	685		3
10						710	798		3
11						726	806		3
12						817	818		3
13						727	768		3
14						800	781		3
15						771	699		3
16						788	780		3
17						787	707		3
18						795	770		3
19						746	747		3
20						807	810		3
21						784	788		3
22						798	810		3
23						788	782		3
24						791	780		3
25						810	785		3
26						805	778		3
27						772	777		3
28						809	807		3
29						777	794		3
30						790	783		3
31						752	771		3
32						800	789		3
33						786	783		3
34						803	807		3
35						751
36						800	768		3
37						770	778		3
38						791	777		3
39						748	760		3
40						792	727		3
41						781	768		3
42						760	729		3
43						810	804		3
44						802	797		3
45						778	744		3
46						793	737		3
47						804	737		3
48						814	805		3
49						770
50						790	799		3
51						811	805		3
52						772	757		3
53						675	666		3
54						752	732		3
55						759	750		3
56						780	735		3
57						701	672		3
58						701	672		3
59						701	672		3
60						795	799		3
61						766	777		3
62						816	726		3
63						750	749		3
64						714	671		3
65						717	725		3
66						795	798		3
67						797	781		3
68						793	799		3
69						717	707		3
70						778	782		3
71						746	772		3
72						825	795		3
73						789	788		3
74						782	773		3
75						774	772		3
76						728	762		3
77						790	771		3
78						772
79						793	737		3
80						772	779		3
81						781	789		3
82						793	805		3
83						694	705		3
84						771	749		3
85						800	787		3
86						751
87						763	776		3
88						818	794		3
89						796	809		3
90						771
91						777	773		3
92						787	707		3
93						807	790		3
94						781	763		3
95						763	780		3
96						800	793		3
97						797	790		3
98						758
99						813
100						809	792		3
101						724	720		3
102						816	798		3
103						750	755		3
104						787	789		3
105						810	812		3
106						717	756		3
107						806	796		3
108						797
109						779
110						771	789		3
111						771	789		3
112						766
113						808	802		3
114						819	801		3
115						765	784		3
116						803	797		3
117						777	699		3
118						804	796		3
119						792	789		3
120						785	766		3
121						762
122						787	752		3
123						812	801		3
124						799	791		3
125						784	779		3
126						809	765		3
127						778	765		3
128						797
129						715	690		3
130						729	685		3
131						773
132						781
133						796	801		3
134						753
135						731	726		3
136						785	802		3
137						778	802		3
138						772	792		3
139						796	719		3
140						798	732		3
141						763	743		3
142						746
143						786
144						811	728		3
145						786	770		3
146						800	730		3
147						778	719		3
148						761	742		3
149						791	770		3
150						786	790		3
151						790
152						753	798		3
153						790	751		3
154						799	797		3
155						804	796		3
156						783	796		3
157						746	693		3
158						700	690		3
159						772	764		3
160						749	750		3
161						795	778		3
162						799	777		3
163						727	739		3
164						768	766		3
165						795	791		3
166						772	783		3
167						786	786		3
168						783
169						768	772		3
170						788	737		3
171						758	743		3
172						770	767		3
173						780	757		3
174						791	779		3
175						791	801		3
176						794
177						761
178						755
179						789
180						770
181						797	779		3
182						780	802		3
183						697	674		3
184						800
185						732	788		3
186						779	769		3
187						798
188						792
189						791	778		3
190						748
191						760
192						751	663		3
193						802	786		3
194						763	750		3
195						784
196						765	778		3
197						766	778		3
198						788
199						816
200						793
201						802	751		3
202						760	780		3
203						738
204						792
205						792
206						716	737		3
207						802	814		3
208						814
209						785
210						809
211						792
212						749	713		3
213						811	786		3
214						808
215						793
216						775
217						782
218						777
219						767
220						817
221						741
222						787	765		3
223						789	780		3
224						811	766		3
225						783
226						808
227						751
228						767
229						800
230						792
231						796
232						822
233						798
234						801
235						762
236						787
237						795
238						775
239						809
240						806
241						800
242						782
243						814
244						798
245						800
246						770
247						809
248						804
249						799
250						809
251						793
252						764
253						757
254						816
255						812
256						792
257						808
258						781
259						801
260						808
261						753
262						787
263						799
264						728
265						783
266						790
267						802
268						798
269						723
270						815
271						773
272						702
273						768
274						766
275						802
276						795
277						788
278						780
279						790
280						800
281						800
282						795
283						798
284						789
285						786
286						761
287						773
288						796
289						779
290						778
291						786
292						815
293						796
294						784
295						786
296						803
297						793
298						787
299						775
300						789
301						765
302						779
303						789
304						739
305						791
306						798
307						752
308						801
309						804
310						794
311						775
312						817
313						797
314						805
315						797
316						797
317						797
318						777
319						813
320						788
321						737
322						799
323						769
324						803
325						802
326						807
327						804
328						777
329						779
330						762
331						790
332						782
333						794
334						777
335						732
336						780
337						785
338						801
339						778
340						803
341						793
342						798
343						798
344						811	785		3

	90	91	92	93	94	95	96	97	98
	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History
1									000000000000
2									000000000000
3									000000000000
4									000000000000
5									000000000000
6									000000000000
7									000000000000
8									000000000000
9									000000000000
10									000000000000
11									000000000000
12									000000000000
13									000000000000
14									000000000000
15									000000000000
16									000000000000
17									000000000000
18									000000000000
19									000000000000
20									000000000000
21									000000000000
22									000000000000
23									000000000000
24									000000000000
25									000000000000
26									000000000000
27									000000000000
28									000000000000
29									000000000000
30									000000000000
31									000000000000
32									000000000000
33									000000000000
34									000000000000
35									000000000000
36									000000000000
37									000000000000
38									000000000000
39									000000000000
40									000000000000
41									000000000000
42									000000000000
43									000000000000
44									000000000000
45									000000000000
46									000000000000
47									000000000000
48									000000000000
49									000000000000
50									000000000000
51									000000000000
52									000000000000
53									000000000000
54									000000000000
55									000000000000
56									000000000000
57									000000000000
58									000000000000
59									000000000000
60									000000000000
61									000000000000
62									000000000000
63									000000000000
64									000000000000
65									000000000000
66									000000000000
67									000000000000
68									000000000000
69									000000000000
70									000000000000
71									000000000000
72									000000000000
73									000000000000
74									000000000000
75									000000000000
76									000000000000
77									000000000000
78									000000000000
79									000000000000
80									000000000000
81									000000000000
82									000000000000
83									000000000000
84									000000000000
85									000000000000
86									000000000000
87									000000000000
88									000000000000
89									000000000000
90									000000000000
91									000000000000
92									000000000000
93									000000000000
94									000000000000
95									000000000000
96									000000000000
97									000000000000
98									000000000000
99									000000000000
100									000000000000
101									000000000000
102									000000000000
103									000000000000
104									000000000000
105									000000000000
106									000000000000
107									000000000000
108									000000000000
109									000000000000
110									000000000000
111									000000000000
112									000000000000
113									000000000000
114									000000000000
115									000000000000
116									000000000000
117									000000000000
118									000000000000
119									000000000000
120									000000000000
121									000000000000
122									000000000000
123									000000000000
124									000000000000
125									000000000000
126									000000000000
127									000000000000
128									000000000000
129									000000000000
130									000000000000
131									000000000000
132									000000000000
133									000000000000
134									000000000000
135									000000000000
136									000000000000
137									000000000000
138									000000000000
139									000000000000
140									000000000000
141									000000000000
142									000000000000
143									000000000000
144									000000000000
145									000000000000
146									000000000000
147									000000000000
148									000000000000
149									000000000000
150									000000000000
151									000000000000
152									000000000000
153									000000000000
154									000000000000
155									000000000000
156									000000000000
157									000000000000
158									000000000000
159									000000000000
160									000000000000
161									000000000000
162									000000000000
163									000000000000
164									000000000000
165									000000000000
166									000000000000
167									000000000000
168									000000000000
169									000000000000
170									000000000000
171									000000000000
172									000000000000
173									000000000000
174									000000000000
175									000000000000
176									000000000000
177									000000000000
178									000000000000
179									000000000000
180									000000000000
181									000000000000
182									000000000000
183									000000000000
184									000000000000
185									000000000000
186									000000000000
187									000000000000
188									000000000000
189									000000000000
190									000000000000
191									000000000000
192									000000000000
193									000000000000
194									000000000000
195									000000000000
196									000000000000
197									000000000000
198									000000000000
199									000000000000
200									000000000000
201									000000000000
202									000000000000
203									000000000000
204									000000000000
205									000000000000
206									000000000000
207									000000000000
208									000000000000
209									000000000000
210									000000000000
211									000000000000
212									000000000000
213									000000000000
214									000000000000
215									000000000000
216									000000000000
217									000000000000
218									000000000000
219									000000000000
220									000000000000
221									000000000000
222									000000000000
223									000000000000
224									000000000000
225									000000000000
226									000000000000
227									000000000000
228									000000000000
229									000000000000
230									000000000000
231									000000000000
232									000000000000
233									000000000000
234									000000000000
235									000000000000
236									000000000000
237									000000000000
238									000000000000
239									000000000000
240									000000000000
241									000000000000
242									000000000000
243									000000000000
244									000000000000
245									000000000000
246									000000000000
247									000000000000
248									000000000000
249									000000000000
250									000000000000
251									000000000000
252									000000000000
253									000000000000
254									000000000000
255									000000000000
256									000000000000
257									000000000000
258									000000000000
259									000000000000
260									000000000000
261									000000000000
262									000000000000
263									000000000000
264									000000000000
265									000000000000
266									000000000000
267									000000000000
268									000000000000
269									000000000000
270									000000000000
271									000000000000
272									000000000000
273									000000000000
274									000000000000
275									000000000000
276									000000000000
277									000000000000
278									000000000000
279									000000000000
280									000000000000
281									000000000000
282									000000000000
283									000000000000
284									000000000000
285									000000000000
286									000000000000
287									000000000000
288									000000000000
289									000000000000
290									000000000000
291									000000000000
292									000000000000
293									000000000000
294									000000000000
295									000000000000
296									000000000000
297									000000000000
298									000000000000
299									000000000000
300									000000000000
301									000000000000
302									000000000000
303									000000000000
304									000000000000
305									000000000000
306									000000000000
307									000000000000
308									000000000000
309									000000000000
310									000000000000
311									000000000000
312									000000000000
313									000000000000
314									000000000000
315									000000000000
316									000000000000
317									000000000000
318									000000000000
319									000000000000
320									000000000000
321									000000000000
322									000000000000
323									000000000000
324									000000000000
325									000000000000
326									000000000000
327									000000000000
328									000000000000
329									000000000000
330									000000000000
331									000000000000
332									000000000000
333									000000000000
334									000000000000
335									000000000000
336									000000000000
337									000000000000
338									000000000000
339									000000000000
340									000000000000
341									000000000000
342									000000000000
343									000000000000
344									000000000000

	99	100	101	102	103	104	105	106
	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income
1			8325.40	0.00	0.00	0.00	8325.40	8325.40
2			5833.34	8220.90	0.00	0.00	14054.24	14054.24
3			12500.00	0.00	39908.97	0.00	12500.00	52408.97
4			24062.50	0.00	198667.40	0.00	24062.50	222729.90
5			20437.58	0.00	0.00	0.00	20437.58	20437.58
6			0.00	0.00	247247.30	0.00	0.00	247247.30
7			0.00	26444.20	24193.00	0.00	26444.20	50637.20
8			11455.00	74.51	2299.67	0.00	11529.51	13829.18
9			0.00	0.00	6953.17	0.00	0.00	6953.17
10			8831.33	0.00	3752.33	0.00	8831.33	12583.66
11			54749.50	0.00	0.00	0.00	54749.50	54749.50
12			18952.00	0.00	0.00	0.00	18952.00	18952.00
13			7392.95	0.00	0.00	0.00	7392.95	7392.95
14			75000.00	0.00	1976.00	0.00	75000.00	76976.00
15			20833.33	0.00	9898.00	0.00	20833.33	30731.33
16			0.00	0.00	76656.17	0.00	0.00	76656.17
17			16250.00	0.00	223.45	0.00	16250.00	16473.45
18			16666.67	0.00	8104.17	0.00	16666.67	24770.84
19			5962.33	2709.83	6901.25	1515.00	8672.16	17088.41
20			0.00	0.00	40973.42	0.00	0.00	40973.42
21			0.00	0.00	14250.25	0.00	0.00	14250.25
22			217068.00	0.00	0.00	0.00	217068.00	217068.00
23			0.00	0.00	0.00	20573.33	0.00	20573.33
24			0.00	0.00	40839.33	0.00	0.00	40839.33
25			0.00	68373.94	695.00	0.00	68373.94	69068.94
26			0.00	0.00	15176.91	0.00	0.00	15176.91
27			11784.00	0.00	30686.17	0.00	11784.00	42470.17
28			15000.00	0.00	11380.83	0.00	15000.00	26380.83
29			0.00	0.00	39004.01	0.00	0.00	39004.01
30			6277.54	0.00	9563.46	0.00	6277.54	15841.00
31			11033.92	6456.58	0.00	0.00	17490.50	17490.50
32			20834.14	0.00	12319.88	0.00	20834.14	33154.02
33			6008.06	0.00	0.00	0.00	6008.06	6008.06
34			31393.00	0.00	35396.00	0.00	31393.00	66789.00
35			0.00	2250.00	16163.00	0.00	2250.00	18413.00
36			106529.70	9473.94	4085.00	0.00	116003.64	120088.64
37			11833.34	0.00	0.00	0.00	11833.34	11833.34
38			74329.00	0.00	688.42	0.00	74329.00	75017.42
39			136774.00	0.00	0.00	0.00	136774.00	136774.00
40			18372.00	0.00	22979.00	0.00	18372.00	41351.00
41			12500.00	0.00	8702.17	0.00	12500.00	21202.17
42			10369.16	9196.00	0.00	0.00	19565.16	19565.16
43			17103.43	13811.42	0.00	0.00	30914.85	30914.85
44			10445.00	0.00	0.00	0.00	10445.00	10445.00
45			4651.61	5109.86	1391.44	0.00	9761.47	11152.91
46			8872.65	0.00	4164.73	0.00	8872.65	13037.38
47			12044.54	0.00	0.00	0.00	12044.54	12044.54
48			7916.67	0.00	0.00	0.00	7916.67	7916.67
49			0.00	12044.00	74404.50	10185.00	12044.00	96633.50
50			0.00	0.00	26916.73	0.00	0.00	26916.73
51			29166.66	0.00	0.00	0.00	29166.66	29166.66
52			34836.25	0.00	0.00	0.00	34836.25	34836.25
53			195833.36	0.00	0.00	0.00	195833.36	195833.36
54			25534.00	0.00	0.00	910.92	25534.00	26444.92
55			22694.00	0.00	0.00	0.00	22694.00	22694.00
56			11250.00	11666.00	0.00	0.00	22916.00	22916.00
57			12571.00	0.00	0.00	0.00	12571.00	12571.00
58			12571.00	0.00	0.00	0.00	12571.00	12571.00
59			12571.00	0.00	0.00	0.00	12571.00	12571.00
60			45095.83	0.00	0.00	0.00	45095.83	45095.83
61			7389.60	0.00	93442.61	0.00	7389.60	100832.21
62			0.00	0.00	42636.08	0.00	0.00	42636.08
63			15105.69	0.00	0.00	0.00	15105.69	15105.69
64			10833.34	5462.17	0.00	0.00	16295.51	16295.51
65			8666.67	0.00	0.00	0.00	8666.67	8666.67
66			1826.62	0.00	3207.84	0.00	1826.62	5034.46
67			20174.84	0.00	0.00	0.00	20174.84	20174.84
68			48763.00	0.00	0.00	0.00	48763.00	48763.00
69			14000.00	0.00	39679.42	0.00	14000.00	53679.42
70			32332.66	0.00	0.00	0.00	32332.66	32332.66
71			28242.28	0.00	0.00	0.00	28242.28	28242.28
72			2065.54	0.00	1014.38	0.00	2065.54	3079.92
73			6666.66	0.00	592.50	0.00	6666.66	7259.16
74			20833.00	0.00	2187.00	0.00	20833.00	23020.00
75			4018.33	0.00	17593.18	0.00	4018.33	21611.51
76			27311.45	0.00	0.00	0.00	27311.45	27311.45
77			50743.21	0.00	0.00	0.00	50743.21	50743.21
78			6266.67	4663.31	9268.42	0.00	10929.98	20198.40
79			6809.88	0.00	0.00	0.00	6809.88	6809.88
80			18075.17	0.00	17673.00	0.00	18075.17	35748.17
81			27825.00	0.00	616.29	0.00	27825.00	28441.29
82			0.00	10623.00	0.00	0.00	10623.00	10623.00
83			31600.00	0.00	124109.00	0.00	31600.00	155709.00
84			22916.67	15416.66	0.00	0.00	38333.33	38333.33
85			25000.00	0.00	17401.69	0.00	25000.00	42401.69
86			37999.91	0.00	12363.83	0.00	37999.91	50363.74
87			14083.33	11339.50	2791.67	0.00	25422.83	28214.50
88			0.00	2507.81	79691.58	0.00	2507.81	82199.39
89			17092.25	0.00	0.00	0.00	17092.25	17092.25
90			50695.31	0.00	0.00	0.00	50695.31	50695.31
91			50482.42	0.00	0.00	0.00	50482.42	50482.42
92			15043.07	0.00	68621.93	0.00	15043.07	83665.00
93			830.00	0.00	25469.17	0.00	830.00	26299.17
94			6287.50	0.00	0.00	0.00	6287.50	6287.50
95			5000.00	5000.00	8394.54	4016.25	10000.00	22410.79
96			0.00	0.00	56672.55	0.00	0.00	56672.55
97			144438.00	0.00	33540.00	9720.33	144438.00	187698.33
98			4651.61	5109.86	1391.44	0.00	9761.47	11152.91
99			17766.66	8717.25	991.13	0.00	26483.91	27475.04
100			5307.75	4659.36	19517.44	0.00	9967.11	29484.55
101			4711.22	0.00	13342.12	0.00	4711.22	18053.34
102			6019.00	0.00	0.00	0.00	6019.00	6019.00
103			6250.00	0.00	14166.67	0.00	6250.00	20416.67
104			76510.56	0.00	38801.75	0.00	76510.56	115312.31
105			0.00	0.00	30571.72	0.00	0.00	30571.72
106			8333.34	0.00	0.00	0.00	8333.34	8333.34
107			8901.40	5870.05	123.00	0.00	14771.45	14894.45
108			17829.12	0.00	0.00	4792.33	17829.12	22621.45
109			35952.22	0.00	0.00	0.00	35952.22	35952.22
110			13875.91	0.00	17662.92	0.00	13875.91	31538.83
111			11930.00	0.00	22047.00	0.00	11930.00	33977.00
112			0.00	25000.00	72466.63	0.00	25000.00	97466.63
113			0.00	0.00	5206.92	0.00	0.00	5206.92
114			30457.00	0.00	0.00	0.00	30457.00	30457.00
115			4709.25	0.00	0.00	0.00	4709.25	4709.25
116			16575.67	0.00	0.00	0.00	16575.67	16575.67
117			14581.29	0.00	1708.47	0.00	14581.29	16289.76
118			0.00	0.00	29100.79	0.00	0.00	29100.79
119			6621.44	5178.17	4289.75	0.00	11799.61	16089.36
120			10502.59	0.00	0.00	0.00	10502.59	10502.59
121			25000.00	13237.91	18380.32	0.00	38237.91	56618.23
122			10156.89	10494.05	0.00	4812.49	20650.94	25463.43
123			13476.54	0.00	2446.00	5072.03	13476.54	20994.57
124			13239.58	0.00	1361.58	1181.50	13239.58	15782.66
125			41965.32	0.00	0.00	0.00	41965.32	41965.32
126			15833.34	0.00	0.00	0.00	15833.34	15833.34
127			0.00	5000.00	18793.45	0.00	5000.00	23793.45
128			74345.80	0.00	0.00	0.00	74345.80	74345.80
129			48804.19	0.00	167348.50	0.00	48804.19	216152.69
130			30130.00	0.00	0.00	0.00	30130.00	30130.00
131			20185.00	22876.60	0.00	0.00	43061.60	43061.60
132			0.00	583.42	9378.92	4067.17	583.42	14029.51
133			0.00	0.00	35372.40	0.00	0.00	35372.40
134			15042.96	12600.17	0.00	0.00	27643.13	27643.13
135			22916.67	0.00	0.00	0.00	22916.67	22916.67
136			19583.34	23083.33	0.00	0.00	42666.67	42666.67
137			10625.00	5009.00	2180.00	3801.00	15634.00	21615.00
138			7514.75	0.00	9412.50	0.00	7514.75	16927.25
139			18750.00	0.00	0.00	0.00	18750.00	18750.00
140			14102.28	0.00	0.00	0.00	14102.28	14102.28
141			0.00	0.00	54776.75	0.00	0.00	54776.75
142			0.00	12500.00	181523.20	0.00	12500.00	194023.20
143			29866.17	0.00	0.00	0.00	29866.17	29866.17
144			16666.67	7948.32	3080.71	0.00	24614.99	27695.70
145			17198.85	0.00	0.00	0.00	17198.85	17198.85
146			11787.00	6500.00	0.00	0.00	18287.00	18287.00
147			34881.00	10833.00	0.00	0.00	45714.00	45714.00
148			14977.14	0.00	1953.81	0.00	14977.14	16930.95
149			0.00	0.00	15550.00	0.00	0.00	15550.00
150			25954.99	20592.32	71326.42	0.00	46547.31	117873.73
151			31985.00	0.00	0.00	0.00	31985.00	31985.00
152			10439.00	0.00	222098.90	0.00	10439.00	232537.90
153			30270.43	8526.00	0.00	0.00	38796.43	38796.43
154			34762.32	0.00	0.00	0.00	34762.32	34762.32
155			0.00	0.00	29100.79	0.00	0.00	29100.79
156			13982.00	0.00	9690.00	0.00	13982.00	23672.00
157			19199.83	0.00	33104.00	0.00	19199.83	52303.83
158			57004.72	0.00	0.00	0.00	57004.72	57004.72
159			39183.00	0.00	0.00	0.00	39183.00	39183.00
160			51983.34	0.00	0.00	0.00	51983.34	51983.34
161			23597.67	19360.63	0.00	0.00	42958.30	42958.30
162			90356.04	2774.00	0.00	8756.16	93130.04	101886.20
163			0.00	0.00	49684.33	0.00	0.00	49684.33
164			11667.07	5534.66	17502.63	0.00	17201.73	34704.36
165			8401.96	1175.16	8896.21	1542.00	9577.12	20015.33
166			38917.75	5778.08	0.00	0.00	44695.83	44695.83
167			38379.58	0.00	0.00	0.00	38379.58	38379.58
168			19125.00	0.00	32064.25	0.00	19125.00	51189.25
169			19166.66	1791.00	442.25	0.00	20957.66	21399.91
170			0.00	7650.93	6250.00	0.00	7650.93	13900.93
171			0.00	0.00	7028.17	0.00	0.00	7028.17
172			16137.50	44188.00	0.00	0.00	60325.50	60325.50
173			69444.00	0.00	0.00	0.00	69444.00	69444.00
174			0.00	0.00	47897.12	0.00	0.00	47897.12
175			8000.00	0.00	20833.00	0.00	8000.00	28833.00
176			12501.17	7401.96	0.00	0.00	19903.13	19903.13
177			40302.53	0.00	0.00	0.00	40302.53	40302.53
178			17596.00	0.00	0.00	0.00	17596.00	17596.00
179			42519.17	0.00	0.00	0.00	42519.17	42519.17
180			23569.46	0.00	0.00	0.00	23569.46	23569.46
181			0.00	0.00	17568.00	299.00	0.00	17867.00
182			0.00	0.00	7049.00	0.00	0.00	7049.00
183			133333.00	0.00	0.00	0.00	133333.00	133333.00
184			0.00	0.00	9723.94	0.00	0.00	9723.94
185			123274.10	14648.41	0.00	0.00	137922.51	137922.51
186			20461.83	2333.33	0.00	18562.27	22795.16	41357.43
187			42002.59	0.00	0.00	0.00	42002.59	42002.59
188			60623.83	0.00	0.00	0.00	60623.83	60623.83
189			4000.00	9177.00	5977.00	0.00	13177.00	19154.00
190			174784.30	0.00	0.00	0.00	174784.30	174784.30
191			10400.00	0.00	0.00	0.00	10400.00	10400.00
192			0.00	0.00	25370.00	0.00	0.00	25370.00
193			70572.00	0.00	0.00	0.00	70572.00	70572.00
194			16458.33	0.00	38419.58	38419.58	16458.33	93297.49
195			20833.34	13351.00	0.00	0.00	34184.34	34184.34
196			24458.00	0.00	6945.81	0.00	24458.00	31403.81
197			24458.00	0.00	6945.81	0.00	24458.00	31403.81
198			16687.65	0.00	62537.67	0.00	16687.65	79225.32
199			0.00	0.00	10603.36	0.00	0.00	10603.36
200			19112.49	0.00	18113.00	0.00	19112.49	37225.49
201			18628.25	0.00	0.00	0.00	18628.25	18628.25
202			18000.00	0.00	0.00	0.00	18000.00	18000.00
203			49500.17	0.00	0.00	0.00	49500.17	49500.17
204			5422.30	9700.31	0.00	11703.33	15122.61	26825.94
205			62500.00	0.00	6250.00	0.00	62500.00	68750.00
206			21250.00	0.00	0.00	0.00	21250.00	21250.00
207			2250.00	20761.32	0.00	0.00	23011.32	23011.32
208			6467.00	8557.59	0.00	0.00	15024.59	15024.59
209			1733.34	3466.66	7879.79	5784.33	5200.00	18864.12
210			126182.20	0.00	0.00	0.00	126182.20	126182.20
211			28326.00	12333.00	0.00	0.00	40659.00	40659.00
212			20000.00	0.00	9524.17	0.00	20000.00	29524.17
213			0.00	0.00	11305.00	3606.00	0.00	14911.00
214			0.00	0.00	8583.17	0.00	0.00	8583.17
215			18333.33	14583.34	0.00	0.00	32916.67	32916.67
216			22519.12	0.00	10196.00	0.00	22519.12	32715.12
217			0.00	4800.48	21407.00	0.00	4800.48	26207.48
218			21469.42	5000.00	0.00	0.00	26469.42	26469.42
219			6250.00	0.00	36777.75	0.00	6250.00	43027.75
220			17633.71	1810.50	0.00	0.00	19444.21	19444.21
221			0.00	0.00	25063.75	0.00	0.00	25063.75
222			21667.00	13520.00	1271.16	0.00	35187.00	36458.16
223			0.00	15578.66	12900.00	0.00	15578.66	28478.66
224			5926.84	20291.67	3066.00	0.00	26218.51	29284.51
225			22923.93	15058.67	0.00	0.00	37982.60	37982.60
226			0.00	0.00	142590.20	0.00	0.00	142590.20
227			8333.33	11666.67	0.00	0.00	20000.00	20000.00
228			21957.83	0.00	0.00	0.00	21957.83	21957.83
229			0.00	0.00	42376.33	0.00	0.00	42376.33
230			41413.75	0.00	4907.56	0.00	41413.75	46321.31
231			0.00	33333.33	0.00	0.00	33333.33	33333.33
232			24743.85	0.00	0.00	0.00	24743.85	24743.85
233			0.00	0.00	20950.44	0.00	0.00	20950.44
234			34858.75	0.00	0.00	0.00	34858.75	34858.75
235			0.00	0.00	16124.00	0.00	0.00	16124.00
236			13951.51	6862.76	0.00	0.00	20814.27	20814.27
237			2219.38	1665.01	6166.42	6566.33	3884.39	16617.14
238			12909.73	7916.67	0.00	0.00	20826.40	20826.40
239			4666.67	0.00	13296.95	0.00	4666.67	17963.62
240			0.00	0.00	39000.00	0.00	0.00	39000.00
241			18515.04	0.00	1129.17	0.00	18515.04	19644.21
242			0.00	0.00	17372.16	0.00	0.00	17372.16
243			17500.00	0.00	0.00	0.00	17500.00	17500.00
244			15324.57	7000.00	0.00	0.00	22324.57	22324.57
245			25835.32	0.00	13638.23	0.00	25835.32	39473.55
246			0.00	0.00	19440.67	0.00	0.00	19440.67
247			36000.00	968.00	0.00	1307.00	36968.00	38275.00
248			6377.50	0.00	14845.94	6891.25	6377.50	28114.69
249			0.00	16004.58	56513.67	0.00	16004.58	72518.25
250			21821.67	15000.00	0.00	0.00	36821.67	36821.67
251			25623.08	0.00	314.92	0.00	25623.08	25938.00
252			11458.20	0.00	0.00	0.00	11458.20	11458.20
253			20833.33	0.00	0.00	0.00	20833.33	20833.33
254			0.00	0.00	8557.16	0.00	0.00	8557.16
255			41623.05	6918.75	1375.00	0.00	48541.80	49916.80
256			19056.87	9352.43	0.00	0.00	28409.30	28409.30
257			11738.59	0.00	106737.10	0.00	11738.59	118475.69
258			0.00	13902.66	19865.31	0.00	13902.66	33767.97
259			5100.75	0.00	8166.41	0.00	5100.75	13267.16
260			15749.60	4787.16	0.00	0.00	20536.76	20536.76
261			36728.66	0.00	0.00	0.00	36728.66	36728.66
262			11401.00	0.00	0.00	0.00	11401.00	11401.00
263			50000.00	0.00	0.00	0.00	50000.00	50000.00
264			0.00	0.00	82467.00	0.00	0.00	82467.00
265			38775.50	0.00	0.00	0.00	38775.50	38775.50
266			20491.04	0.00	0.00	0.00	20491.04	20491.04
267			0.00	0.00	31502.00	17583.33	0.00	49085.33
268			16863.33	0.00	723.83	0.00	16863.33	17587.16
269			15131.96	0.00	7543.03	0.00	15131.96	22674.99
270			47871.19	0.00	0.00	0.00	47871.19	47871.19
271			5295.64	0.00	8250.00	0.00	5295.64	13545.64
272			14909.63	0.00	0.00	0.00	14909.63	14909.63
273			0.00	0.00	73941.51	0.00	0.00	73941.51
274			18333.37	0.00	1750.00	10293.61	18333.37	30376.98
275			0.00	0.00	37223.83	0.00	0.00	37223.83
276			16916.00	13564.00	0.00	0.00	30480.00	30480.00
277			8972.22	0.00	8196.76	0.00	8972.22	17168.98
278			0.00	0.00	58101.50	0.00	0.00	58101.50
279			64969.31	0.00	0.00	0.00	64969.31	64969.31
280			20192.31	0.00	0.00	0.00	20192.31	20192.31
281			25055.00	11591.67	0.00	0.00	36646.67	36646.67
282			19666.58	0.00	0.00	0.00	19666.58	19666.58
283			10674.00	10154.00	0.00	0.00	20828.00	20828.00
284			10416.67	18233.00	0.00	0.00	28649.67	28649.67
285			8097.52	0.00	5221.58	0.00	8097.52	13319.10
286			6666.66	11400.63	0.00	0.00	18067.29	18067.29
287			17654.76	0.00	1390.72	0.00	17654.76	19045.48
288			4583.32	18874.87	0.00	0.00	23458.19	23458.19
289			15000.00	0.00	0.00	0.00	15000.00	15000.00
290			10000.00	0.00	4302.00	0.00	10000.00	14302.00
291			7963.00	30170.42	0.00	16436.25	38133.42	54569.67
292			0.00	0.00	15031.75	0.00	0.00	15031.75
293			0.00	0.00	34985.02	0.00	0.00	34985.02
294			5877.75	6202.02	0.00	0.00	12079.77	12079.77
295			26109.48	0.00	3899.68	0.00	26109.48	30009.16
296			2625.00	0.00	18132.61	0.00	2625.00	20757.61
297			40952.39	5500.00	0.00	0.00	46452.39	46452.39
298			33571.42	0.00	0.00	0.00	33571.42	33571.42
299			24641.97	4480.00	0.00	0.00	29121.97	29121.97
300			25404.22	2050.12	0.00	0.00	27454.34	27454.34
301			30714.75	0.00	0.00	0.00	30714.75	30714.75
302			26118.08	13908.43	0.00	0.00	40026.51	40026.51
303			45619.70	0.00	0.00	0.00	45619.70	45619.70
304			20033.59	11128.75	0.00	0.00	31162.34	31162.34
305			22534.69	0.00	0.00	0.00	22534.69	22534.69
306			15833.33	0.00	0.00	0.00	15833.33	15833.33
307			0.00	0.00	51615.33	0.00	0.00	51615.33
308			34618.92	8226.27	0.00	0.00	42845.19	42845.19
309			0.00	50921.55	0.00	3896.04	0.00	54817.59
310			11675.98	0.00	13342.17	0.00	11675.98	25018.15
311			39887.82	0.00	7817.11	0.00	39887.82	47704.93
312			16666.67	11083.33	0.00	0.00	27750.00	27750.00
313			0.00	0.00	29503.25	0.00	0.00	29503.25
314			12809.58	0.00	15929.98	0.00	12809.58	28739.56
315			0.00	0.00	29503.25	0.00	0.00	29503.25
316			0.00	0.00	29503.25	0.00	0.00	29503.25
317			25337.08	0.00	3058.88	1345.13	25337.08	29741.09
318			14071.75	6437.50	8124.00	0.00	20509.25	28633.25
319			0.00	0.00	1800.53	0.00	0.00	1800.53
320			10000.00	0.00	0.00	0.00	10000.00	10000.00
321			0.00	0.00	89470.69	0.00	0.00	89470.69
322			13961.96	8866.66	0.00	0.00	22828.62	22828.62
323			62500.00	0.00	0.00	0.00	62500.00	62500.00
324			32074.80	15125.00	0.00	4796.80	47199.80	51996.60
325			0.00	0.00	74709.24	0.00	0.00	74709.24
326			21590.92	9992.96	0.00	0.00	31583.88	31583.88
327			51101.63	0.00	0.00	0.00	51101.63	51101.63
328			12493.97	6897.32	6339.00	0.00	19391.29	25730.29
329			20833.33	13773.83	0.00	0.00	34607.16	34607.16
330			13927.00	9678.00	0.00	3144.00	23605.00	26749.00
331			20907.71	0.00	0.00	0.00	20907.71	20907.71
332			31083.33	0.00	29458.00	0.00	31083.33	60541.33
333			20833.34	0.00	113.00	1199.67	20833.34	22146.01
334			12848.82	19166.67	0.00	0.00	32015.49	32015.49
335			15416.67	4696.25	0.00	0.00	20112.92	20112.92
336			40450.00	0.00	5000.00	0.00	40450.00	45450.00
337			6250.00	6250.00	3323.33	0.00	12500.00	15823.33
338			14805.22	0.00	0.00	0.00	14805.22	14805.22
339			20056.34	0.00	33536.51	0.00	20056.34	53592.85
340			0.00	0.00	44585.00	0.00	0.00	44585.00
341			18081.32	6524.37	0.00	0.00	24605.69	24605.69
342			14583.33	10416.68	7112.50	0.00	25000.01	32112.51
343			16882.37	38250.98	0.00	0.00	55133.35	55133.35
344			18604.31	0.00	3864.58	0.00	18604.31	22468.89

	107	108	109	110	111	112	113	114	115
	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers
1	1	5		2		3		289565.58	2636.65
2	1	5		2		3		179823.88	6688.41
3	0	5		3		3		1243521.11	11613.83
4	1	5		2		3		1963330.64	44857.80
5	1	4		2		3		1770153.90	9425.81
6	0	5		2		4		2752215.38	63270.58
7	0	4		2		3		3930944.00	18639.55
8	0	5		3		3		167883.91	5112.65
9	0	5		2		3		15607.79	689.75
10	1	5		2		3		218286.24	5783.45
11	1	4		2		3		260585.70	16145.63
12	0	3		2		3		3433354.23	4808.12
13	0	4		2		3		2972788.91	2926.13
14	0	4		2		3		1030964.98	20945.17
15	0	5		3		3		4956028.00	7738.15
16	0	4		2		3		5899803.44	18328.49
17	0	5		2		3		1343697.18	3350.70
18	0	5		2		3		1384868.91	9660.63
19	0	4		2		3		763631.50	5881.83
20	0	4		2		3		1313974.00	15520.73
21	0	4		2		3		2438250.95	5258.34
22	0	4		2		3		7683768.49	11157.30
23	1	5		2		4		2391219.00	5427.24
24	0	4		2		3		1076776.37	4214.62
25	0	5		3		3		414355.06	7618.30
26	0	4		2		3		697996.25	4748.86
27	0	4		2		3		11803493.40	6141.19
28	1	5		2		3		240752.04	4943.77
29	0	5		2		4		339255.20	7859.31
30	0	4		2		3		9160103.39	4296.08
31	0	5		2		4		60936.61	4613.99
32	1	5		2		3		3269448.49	11782.94
33	1	5		2		4		63021.55	3097.76
34	0	5		2		3		16323113.88	24164.26
35	0	4		2		3		107585.47	5417.10
36	0	5		2		4		1764521.40	9318.88
37	1	5		2		3		101686.20	4823.27
38	0	5		2		4		942097.24	14958.47
39	1	5		2		3		5407862.09	10134.95
40	0	5		2		4		79217.47	8613.41
41	0	5		2		3		257561.50	7399.56
42	0	5		2		3		929690.09	5681.72
43	1	5		2		4		208711.89	3867.45
44	0	5		2		3		140385.70	495.09
45	1	5		2		3		468023.02	4357.44
46	0	5		2		3		887619.82	1116.00
47	0	5		2		3		660239.84	1302.01
48	0	5		2		3		766011.27	3074.04
49	0	5		2		4		674375.66	20563.61
50	0	5		2		4		3447713.30	10029.17
51	0	5		2		3		358435.18	4832.92
52	0	5		2		3		333327.06	11565.64
53	1	5		2		3		1954533.02	35720.00
54	0	5		2		4		642302.00	6830.72
55	0	4		2		3		48695.24	5160.62
56	0	5		3		3		329276.34	4003.43
57	0	4		2		3		277810.71	1638.00
58	0	4		2		3		278913.87	1638.00
59	0	4		2		3		261831.84	1638.00
60	1	5		2		4		714394.19	17032.69
61	1	4		2		3		1331309.76	14368.59
62	0	4		2		3		2956295.33	12535.01
63	0	5		3		3		41671.51	3087.60
64	0	5		2		3		144847.23	5740.91
65	1	5		2		3		285480.21	3552.47
66	0	5		2		3		51495.49	1838.58
67	0	5		2		3		15642.07	8667.11
68	1	4		2		3		3459727.00	7763.07
69	1	5		2		4		13825767.00	14541.75
70	0	5		2		3		3516736.33	10996.34
71	0	5		2		3		213037.13	6281.08
72	0	4		2		3		176770.18	1817.15
73	0	5		2		3		29211.38	2201.70
74	0	5		2		3		1673205.86	15632.88
75	0	4		2		3		2957043.62	8988.23
76	0	5		2		3		310038.68	4061.21
77	0	5		2		4		166975.41	11848.54
78	0	5		2		3		467075.61	10266.85
79	1	5		2		4		372643.32	1643.91
80	0	5		2		3		377004.30	9351.72
81	0	5		2		3		1317703.58	12033.51
82	0	4		2		3		948564.32	4077.11
83	0	4		2		3		4014924.44	17719.68
84	0	5		2		4		5137320.50	5320.67
85	1	5		2		3		1347820.74	8208.97
86	0	5		3		4		2115094.89	19082.82
87	0	5		3		3		76531.59	6018.15
88	1	5		3		4		2150867.99	16423.44
89	0	5		2		3		198625.98	7790.65
90	1	5		2		3		1050001.83	10073.16
91	0	5		2		3		146807.37	6653.58
92	1	4		2		3		1816059.28	5429.86
93	0	4		2		4		168832.23	9664.94
94	0	5		2		3		206231.98	2159.76
95	0	4		2		3		151083.91	10506.18
96	0	5		2		3		1577619.31	9583.33
97	1	5		3		3		1156056.01	10079.40
98	1	5		2		3		538867.65	4358.56
99	0	5		2		3		273350.19	7756.20
100	0	4		2		3		1038968.25	10873.90
101	0	5		2		3		662628.22	1938.93
102	0	5		2		3		111809.31	2200.55
103	0	5		2		3		1325476.34	5710.54
104	0	5		2		3		7400707.07	15394.19
105	0	4		2		3		6589484.83	5013.76
106	0	5		2		3		321153.83	3382.50
107	0	5		2		3		37705.97	1199.00
108	0	5		2		3		340604.40	10073.33
109	1	5		2		4		1756194.11	9512.96
110	0	5		2		3		2291593.00	11940.60
111	1	5		2		3		3174282.25	13162.69
112	1	5		2		4		1163239.07	14122.91
113	0	5		2		3		255489.00	1944.26
114	0	5		2		3		6952197.50	11555.39
115	0	5		3		3		14442.17	2774.22
116	0	5		2		3		1566672.90	6048.46
117	1	5		2		3		223239.81	6919.89
118	0	5		2		3		9840980.05	2249.49
119	0	5		2		3		64979.59	1707.08
120	0	5		3		3		184023.27	3532.02
121	1	5		2		3		2595049.62	18644.38
122	1	5		2		3		529267.40	6426.97
123	0	5		3		3		2579680.04	4595.71
124	1	5		2		4		315376.60	5031.51
125	0	5		2		3		715212.84	16446.21
126	0	5		2		3		107876.45	6436.25
127	0	4		2		3		902319.00	6181.54
128	0	5		2		4		770215.73	18906.14
129	1	4		2		3		4935734.22	34411.51
130	0	5		2		3		976788.35	8632.25
131	0	5		2		4		1264266.14	7604.68
132	0	4		2		3		5501563.32	592.05
133	1	5		2		3		2015420.20	10456.08
134	1	5		2		3		1840178.03	6639.88
135	0	5		2		3		571844.50	7958.96
136	0	5		3		3		421960.92	14242.13
137	0	4		2		3		157598.18	6888.70
138	0	4		2		3		47914.11	5982.09
139	0	5		2		3		1179925.74	5476.88
140	0	5		2		3		879827.87	5695.91
141	1	5		2		3		1694885.23	8019.32
142	1	5		2		4		2548363.72	22836.53
143	0	5		2		3		3571504.51	7977.25
144	0	4		2		3		906062.64	10937.03
145	0	5		2		4		381782.24	5988.64
146	0	5		2		3		261995.40	5241.05
147	0	5		2		3		3698946.67	8470.80
148	1	5		2		3		1538748.30	6946.77
149	0	5		3		3		109148.50	6443.92
150	0	5		3		3		1918399.52	17339.23
151	0	5		2		3		393315.48	8239.34
152	1	4		2		4		2105679.31	17951.93
153	0	5		2		3		3264311.00	7902.83
154	0	5		2		3		5070409.73	13060.20
155	0	5		2		3		9842010.22	2252.40
156	0	5		2		3		213188.23	6318.06
157	1	5		3		3		2514515.81	22260.51
158	0	5		3		3		408704.80	11680.27
159	0	5		2		3		387081.32	7550.56
160	0	5		2		4		381312.00	9305.02
161	1	4		2		3		1396139.90	10344.36
162	1	5		2		3		2819710.19	21375.72
163	0	5		3		4		714272.19	7035.30
164	0	5		2		3		646142.48	14260.02
165	0	5		3		3		339100.72	9677.41
166	0	5		2		3		439176.69	8228.50
167	0	4		2		3		2199170.93	11283.60
168	0	5		2		3		68455.34	10294.16
169	0	5		2		3		167551.29	6676.77
170	0	5		2		3		1520403.00	6033.00
171	0	5		2		3		87664.20	2501.33
172	0	4		2		3		194115.22	14043.78
173	0	5		3		3		639242.53	6236.07
174	1	5		3		3		1217577.92	5206.42
175	0	5		2		4		605973.17	10861.39
176	0	5		2		4		283813.07	6617.79
177	0	5		2		3		751317.00	8318.44
178	1	5		2		4		275238.61	5637.76
179	0	5		3		3		106117.75	8440.06
180	1	5		3		3		202650.38	6870.50
181	1	5		2		3		2679529.42	7904.36
182	0	5		3		3		121033.10	1823.58
183	1	5		3		3		6790526.80	46119.88
184	0	5		3		3		5341728.83	4466.21
185	0	5		2		3		2964741.35	20329.78
186	1	5		2		3		2325615.24	4280.49
187	1	5		2		3		4541984.31	8341.71
188	0	5		2		3		880766.82	11203.28
189	1	5		3		4		597060.33	7134.87
190	0	5		2		4		1107653.02	15870.41
191	0	5		3		3		170871.04	4539.60
192	0	4		2		3		5597742.56	9450.33
193	0	5		2		3		5351736.91	8525.10
194	1	5		2		3		417586.57	10262.72
195	0	5		2		4		1864526.77	11168.02
196	0	5		2		3		676878.95	8815.05
197	0	5		2		3		1865815.95	8815.05
198	1	5		3		4		3362697.34	17342.42
199	0	5		3		3		332057.70	3585.00
200	1	5		3		4		1888273.06	13918.61
201	1	5		2		4		101521.81	6421.16
202	0	5		3		4		816119.05	4984.20
203	1	5		2		4		1791145.25	11860.24
204	0	5		2		4		96144.60	7465.66
205	1	5		3		3		4419563.84	12739.38
206	0	5		3		3		702694.13	7639.38
207	0	5		2		3		431755.00	10520.78
208	0	5		2		3		955876.78	3302.40
209	0	5		2		3		764165.31	6858.99
210	1	5		2		4		1185256.02	23633.93
211	0	5		2		3		507965.00	8485.53
212	1	5		2		3		639819.45	12937.49
213	1	5		3		3		1474691.60	6772.58
214	0	5		2		4		148749.89	3707.07
215	0	5		2		3		902266.24	7890.13
216	0	5		2		4		2504842.94	14355.39
217	1	5		2		3		97225.81	7073.40
218	0	5		2		3		1360696.13	5195.95
219	0	5		2		3		638646.82	12387.69
220	0	5		3		4		447947.34	3877.18
221	0	5		2		3		175375.59	6263.43
222	0	5		3		3		101394.71	8195.79
223	0	5		2		3		288597.29	9463.46
224	1	5		2		4		143052.47	6509.95
225	0	5		3		4		503980.01	5545.46
226	1	5		2		3		188140.43	18294.32
227	0	5		3		3		303443.52	6362.00
228	1	5		2		4		213284.62	6802.54
229	1	5		2		3		709351.08	8759.19
230	0	5		2		4		1840640.78	13831.54
231	1	5		3		3		335004.29	7150.00
232	1	5		2		3		5783967.05	8195.16
233	0	5		2		4		2182676.79	5248.09
234	0	5		2		3		693619.78	6926.43
235	1	5		2		4		1115433.00	5108.08
236	0	5		2		3		640820.45	7168.43
237	1	5		2		3		1891630.24	6606.97
238	1	5		2		3		695927.13	7559.98
239	0	5		2		4		1166740.08	5866.92
240	1	5		3		3		986635.43	11462.10
241	0	5		3		3		287387.78	7578.74
242	0	5		2		4		1349773.63	7589.90
243	1	5		2		4		2581193.93	5948.25
244	0	5		2		3		203517.90	6704.07
245	0	5		2		3		1792046.00	10002.60
246	0	5		2		4		368315.56	10768.19
247	0	5		2		3		910253.77	10682.55
248	0	5		2		3		267417.00	8164.51
249	0	5		3		3		220913.37	16896.75
250	1	5		2		4		1164367.27	7809.88
251	1	5		2		4		725540.97	4840.03
252	0	5		3		4		161837.07	2228.62
253	0	5		3		4		436641.67	8527.08
254	0	5		3		4		195731.61	2227.43
255	1	5		2		3		806272.39	11091.51
256	0	5		3		3		782901.49	6193.23
257	0	5		2		3		1284093.39	13506.23
258	0	5		2		3		5511016.80	10383.65
259	1	5		2		4		730148.12	4926.10
260	0	5		2		4		72299.66	7467.17
261	0	5		2		4		563355.11	12928.49
262	0	5		2		3		422540.83	5016.44
263	0	5		2		3		2822057.54	13225.00
264	0	5		2		3		4181940.21	9203.32
265	0	5		2		3		2128585.32	8313.47
266	0	5		2		4		519701.89	7173.91
267	0	5		2		4		706695.90	9360.57
268	0	5		2		4		714533.91	5914.56
269	0	5		2		3		478080.35	9274.07
270	0	5		2		4		675028.65	17128.31
271	0	5		3		3		310806.36	5400.65
272	0	5		2		4		143117.20	5272.05
273	0	5		2		4		86617.25	24437.67
274	0	5		2		3		616271.73	9158.66
275	1	5		2		4		916865.19	13586.70
276	1	5		2		4		1094694.00	6038.09
277	0	5		2		3		2388994.60	7200.67
278	0	5		2		4		2912778.50	16965.64
279	0	5		2		3		572602.92	7068.66
280	0	5		2		3		53456.83	4290.87
281	0	5		2		3		564353.60	6457.14
282	0	5		2		3		1038543.18	5504.68
283	1	5		3		4		859919.59	4755.03
284	0	5		2		4		267009.00	7405.94
285	0	5		2		3		494552.37	4745.60
286	0	5		2		4		333639.95	7131.16
287	0	5		2		4		777380.43	8128.61
288	1	5		2		4		3588719.32	8953.99
289	0	5		3		3		1004294.72	7312.50
290	0	5		2		3		1728101.47	6726.23
291	0	5		2		3		1438337.04	14957.55
292	1	5		2		3		3709710.11	3730.88
293	0	5		2		3		4140605.64	13924.04
294	0	5		2		4		384795.71	5531.33
295	0	5		2		4		3849933.19	11130.40
296	0	5		2		3		2386885.79	7854.68
297	0	5		2		3		396580.92	9076.80
298	0	5		2		4		52691.54	7885.93
299	0	5		3		4		1370940.43	9741.30
300	0	5		3		3		340056.27	8118.25
301	0	5		2		3		2811962.46	10218.80
302	0	5		3		3		284871.50	7420.91
303	0	5		3		3		684642.12	8553.69
304	1	5		2		3		193509.12	13016.51
305	0	5		2		3		742762.06	7923.20
306	0	5		3		4		271616.31	6746.58
307	0	5		2		3		480260.58	9646.91
308	0	5		3		3		618061.22	11144.03
309	0	5		2		3		467621.96	16768.70
310	1	5		3		4		1445679.25	6972.56
311	0	5		2		3		7870877.75	18418.87
312	0	5		2		3		366383.40	7320.45
313	1	5		2		4		22048665.00	14654.26
314	0	5		2		3		5122916.94	9107.57
315	1	5		2		4		23327536.41	13308.92
316	1	5		2		4		23327536.41	13308.92
317	0	5		2		3		1893927.18	5668.65
318	0	5		2		3		131438.75	10651.57
319	0	5		2		3		27891.29	500.19
320	0	5		3		3		358621.96	4425.00
321	0	5		2		4		2450719.98	10217.55
322	0	5		2		4		1703916.24	9551.49
323	0	5		3		3		645403.35	12481.25
324	0	5		2		3		2103513.08	15365.00
325	0	5		2		4		1324637.93	19088.21
326	0	5		2		3		551373.30	6954.77
327	0	5		2		4		1417700.76	10787.55
328	0	5		2		3		367985.49	10827.31
329	1	5		2		4		290704.01	10025.69
330	1	5		2		3		2190805.38	14206.39
331	0	5		2		4		430046.38	7323.97
332	0	5		3		4		1427571.99	10939.82
333	0	5		2		4		1367261.21	6324.90
334	0	5		3		4		454988.07	6819.30
335	0	5		2		3		106334.11	5448.59
336	0	5		2		3		196081.76	13734.99
337	0	5		3		3		2528080.54	6398.95
338	0	5		2		3		302258.82	4613.31
339	0	5		2		3		1795590.09	8703.48
340	0	5		3		4		4001121.82	16313.65
341	0	5		2		4		202959.40	6321.20
342	0	5		3		3		771593.26	9585.58
343	0	5		2		4		257398.62	28415.73
344	0	4		2		3		590727.06	1505.42

	116	117	118	119	120	121	122
	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code
1	0.316700			100.000000	San Francisco	CA	94109
2	0.475900			100.000000	Redwood City	CA	94062
3	0.221600			100.000000	PIEDMONT	CA	94611
4	0.201400				Southampton	NY	11968
5	0.461200				Pleasanton	CA	94566
6	0.255900				Weston	MA	02493
7	0.368100			100.000000	Laguna Beach	CA	92651
8	0.369700				San Francisco	CA	94118
9	0.099200				San Diego	CA	92105
10	0.459600			100.000000	Miami Beach	FL	33140
11	0.294900			25.000000	Los Angeles	CA	90292
12	0.253700			100.000000	Portland	OR	97229
13	0.395800				Lake Oswego	OR	97034
14	0.272100				Bolinas	CA	94924
15	0.251800			100.000000	San Francisco	CA	94110
16	0.239100				Belvedere	CA	94920
17	0.203400			100.000000	Palo Alto	CA	94306
18	0.390000			100.000000	Brookline	MA	02467
19	0.344200			100.000000	Lexington	MA	02421
20	0.378800			100.000000	San Francisco	CA	94105
21	0.369000			100.000000	Sonoma	CA	95476
22	0.051400			100.000000	Ketchum	ID	83340
23	0.263800				Westlake Village	CA	91361
24	0.103200			100.000000	Hillsborough	CA	94010
25	0.110300				San Carlos	CA	94070
26	0.312900				San Francisco	CA	94114
27	0.144600				Los Angeles	CA	90291
28	0.187400				Burlingame	CA	94010
29	0.201500			100.000000	Orinda	CA	94563
30	0.271200				Tarrytown	NY	10591
31	0.263800				New York	NY	10021
32	0.355400			42.500000	Los Angeles	CA	90036
33	0.515600			100.000000	San Diego	CA	92104
34	0.361800				San Fernando	CA	91340
35	0.294200			100.000000	North Bergen	NJ	07047
36	0.077600			100.000000	Newton Center	MA	02459
37	0.407600				Los Angeles	CA	90017
38	0.199400				Sausalito	CA	94965
39	0.074100				Carmel by the Sea	CA	93921
40	0.208300			100.000000	Needham	MA	02492
41	0.349000				Berkeley	CA	94705
42	0.290400			100.000000	REDWOOD CITY	CA	94062
43	0.125100				Campbell	CA	95008
44	0.047400			100.000000	Boston	MA	02125
45	0.390700			25.000000	Boston	MA	02125
46	0.085600				Boston	MA	02120
47	0.108100				Dorchester	MA	02125
48	0.388300				Danville	CA	94526
49	0.212800			100.000000	Redwood City	CA	94062
50	0.372600				Los Angeles	CA	90020
51	0.165700				Kirkwood	CA	95646
52	0.332000				Cambridge	MA	02138
53	0.182400				East Hampton	NY	11937
54	0.258300				Medford	MA	02155
55	0.227400				San Francisco	CA	94131
56	0.174700			100.000000	New York	NY	10011
57	0.130300				Roxbury	MA	02119
58	0.130300				Roxbury	MA	02119
59	0.130300				Roxbury	MA	02119
60	0.377700				Rancho Santa Fe	CA	92067
61	0.142500				Tiburon	CA	94920
62	0.294000			100.000000	San Francisco	CA	94109
63	0.204400				New York	NY	10003
64	0.352300				Newtonville	MA	02460
65	0.409900			100.000000	Weston	MA	02493
66	0.365200				Los Angeles	CA	90015
67	0.429600				New York	NY	10065
68	0.159200			39.290000	San Francisco	CA	94118
69	0.270900				Wellesley	MA	02482
70	0.340100				Brighton	MA	02135
71	0.222400			100.000000	Needham	MA	02492
72	0.590000				San Anselmo	CA	94960
73	0.303300			100.000000	Cambridge	MA	02139
74	0.679100				Dennis	MA	02638
75	0.415900				Monte Sereno	CA	95030
76	0.148700				Chicago	IL	60647
77	0.233500				Holmdel	NJ	07733
78	0.508300			100.000000	SAN FRANCISCO	CA	94109
79	0.241400				BOSTON	MA	02136
80	0.261600				Rancho Santa Fe	CA	92067
81	0.423100				Woodside	CA	94062
82	0.383800				Berkeley	CA	94708
83	0.113800			100.000000	San Rafael	CA	94903
84	0.138800				San Francisco	CA	94158
85	0.193600				Brooklyn	NY	11215
86	0.378900				Boston	MA	02116
87	0.213300				San Francisco	CA	94114
88	0.199800			25.430000	Malibu	CA	90265
89	0.455800				San Rafael	CA	94901
90	0.198700			100.000000	DOVER	MA	02030
91	0.131800				Oakland	CA	94618
92	0.064900				Redondo Beach	CA	90277
93	0.367500				Los Angeles	CA	90049
94	0.343500				San Carlos	CA	94070
95	0.468800				Truckee	CA	96161
96	0.169100				Salinas	CA	93908
97	0.053700			100.000000	Newton	MA	02468
98	0.390800				Boston	MA	02130
99	0.282300				Oakland	CA	94611
100	0.368800			100.000000	Brookline	MA	02446
101	0.107400				Los Altos Hills	CA	94022
102	0.365600			100.000000	San Francisco	CA	94115
103	0.279700			100.000000	San Francisco	CA	94127
104	0.133500			100.000000	Los Altos	CA	94022
105	0.164000			100.000000	Larkspur	CA	94939
106	0.405900				San Francisco	CA	94110
107	0.080500				Tewksbury	MA	01876
108	0.445300				New York	NY	10028
109	0.264600			100.000000	MENLO PARK	CA	94025
110	0.378600				San Francisco	CA	94133
111	0.387400				Carmel	CA	93923
112	0.144900				San Francisco	CA	94133
113	0.373400				Corte Madera	CA	94925
114	0.379400			62.830000	San Francisco	CA	94105
115	0.589100			89.870000	Boston	MA	02215
116	0.364900			100.000000	San Francisco	CA	94118
117	0.424800			10.000000	Brooklyn	NY	11201
118	0.077300			100.000000	Mill Valley	CA	94941
119	0.106100				San Carlos	CA	94070
120	0.336300			100.000000	Acton	MA	01720
121	0.329300			100.000000	San Francisco	CA	94118
122	0.252400			20.610000	San Anselmo	CA	94960
123	0.218900				Palo Alto	CA	94303
124	0.318800				Menlo Park	CA	94025
125	0.391900				Palo Alto	CA	94301
126	0.406500				Burlingame	CA	94010
127	0.259800				Mill Valley	CA	94941
128	0.254300			100.000000	TRUCKEE	CA	96161
129	0.159200			20.710000	Brookline	MA	02445
130	0.286500			100.000000	Larkspur	CA	94939
131	0.176600			100.000000	Cambridge	MA	02138
132	0.042200			100.000000	San Francisco	CA	94105
133	0.295600				Tahoe City	CA	96145
134	0.240200				San Francisco	CA	94122
135	0.347300			100.000000	Moraga	CA	94556
136	0.333800			100.000000	Burlingame	CA	94010
137	0.318700				Los Angeles	CA	90066
138	0.353400				Venice	CA	90291
139	0.292100			100.000000	San Francisco	CA	94115
140	0.403900				Los Gatos	CA	95032
141	0.146400			100.000000	LOS ANGELES (ENCINO AREA)	CA	91316
142	0.117700			100.000000	NEW YORK	NY	10065
143	0.267100				Los Altos	CA	94024
144	0.394900			100.000000	San Francisco	CA	94127
145	0.348200				Los Angeles	CA	90048
146	0.286600				Santa Clara	CA	95051
147	0.185300			100.000000	Mill Valley	CA	94941
148	0.410300				Portola Valley	CA	94028
149	0.414400				San Francisco	CA	94117
150	0.147100			100.000000	San Francisco	CA	94118
151	0.257600			100.000000	WESTFIELD	NJ	07090
152	0.077200			25.000000	Los Angeles	CA	90077
153	0.203700			100.000000	San Francisco	CA	94115
154	0.375700				Kentfield	CA	94904
155	0.077400			100.000000	San Rafael	CA	94903
156	0.266900				Mill Valley	CA	94941
157	0.425600			100.000000	San Francisco	CA	94118
158	0.204900			100.000000	New York	NY	10023
159	0.192700				San Francisco	CA	94114
160	0.179000				Old Greenwich	CT	06870
161	0.240800			20.000000	Berkeley	CA	94705
162	0.209800			41.070000	San Francisco	CA	94123
163	0.141600				LOS ANGELES	CA	90035
164	0.410900			100.000000	Gearhart	OR	97138
165	0.483500				Calistoga	CA	94515
166	0.184100			100.000000	Tiburon	CA	94920
167	0.294000				Carpinteria	CA	93013
168	0.201100				LOS ANGELES	CA	90210
169	0.312000				San Carlos	CA	94070
170	0.434000			100.000000	San Rafael	CA	94901
171	0.355900			100.000000	Boston	MA	02115
172	0.232800				Newport Beach	CA	92660
173	0.089800			100.000000	Dover	MA	02032
174	0.108700				Hingham	MA	02043
175	0.376700			100.000000	Los Gatos	CA	95032
176	0.332500				San Francisco	CA	94127
177	0.206400				Palo Alto	CA	94303
178	0.320400			100.000000	SAN FRANCISCO	CA	94107
179	0.198500			100.000000	Medfield	MA	02052
180	0.291500				Studio City Area	CA	91604
181	0.442400				San Francisco	CA	94115
182	0.258700				Los Altos	CA	94024
183	0.345900				Irvine	CA	92603
184	0.459300				Larkspur	CA	94939
185	0.147400				Los Angeles	CA	90049
186	0.103500				San Francisco	CA	94123
187	0.198600				Redwood City	CA	94062
188	0.184800			100.000000	LOS ANGELES	CA	90064
189	0.372500				Ridgefield	CT	06877
190	0.090800			100.000000	KENTFIELD	CA	94904
191	0.436500			100.000000	BOSTON	MA	02116
192	0.372500			100.000000	Lexington	MA	02420
193	0.120800			100.000000	Harvey Cedars	NJ	08008
194	0.110000			100.000000	San Francisco	CA	94117
195	0.326700			100.000000	NEW YORK	NY	10128
196	0.280700				Palo Alto	CA	94301
197	0.280700			25.000000	Palo Alto	CA	94301
198	0.218900				Sonoma	CA	95476
199	0.338100				JAMAICA PLAIN	MA	02130
200	0.373900				San Francisco	CA	94118
201	0.344700			100.000000	Oak Park Area	CA	91377
202	0.276900			100.000000	Santa Monica	CA	90405
203	0.239600				New York	NY	10025
204	0.278300				SAN FRANCISCO	CA	94115
205	0.185300				San Francisco	CA	94123
206	0.359500			100.000000	Mountain View	CA	94041
207	0.457200			100.000000	Los Angeles	CA	90035
208	0.219800				San Francisco	CA	94123
209	0.363600			100.000000	MONTARA	CA	94037
210	0.187300			100.000000	BOSTON	MA	02116
211	0.208700			100.000000	Berkeley	CA	94708
212	0.438200				Palo Alto	CA	94306
213	0.454200			100.000000	Los Angeles	CA	90049
214	0.431900			100.000000	SAN FRANCISCO	CA	94107
215	0.239700				Larkspur	CA	94939
216	0.438800			100.000000	OAKLAND	CA	94618
217	0.269900				Belmont	CA	94002
218	0.196300				SAN FRANCISCO	CA	94114
219	0.287900				SAN FRANCISCO	CA	94123
220	0.199400			100.000000	Hingham	MA	02043
221	0.249900			100.000000	NAPA	CA	94558
222	0.224800				San Francisco	CA	94107
223	0.332300			100.000000	Greenbrae	CA	94904
224	0.222300				Oakland	CA	94610
225	0.146000			100.000000	TIBURON	CA	94920
226	0.128300				Piedmont	CA	94611
227	0.318100				ORINDA	CA	94563
228	0.309800				Oakland	CA	94705
229	0.206700				Irvine	CA	92603
230	0.298600			100.000000	RIVERSIDE	CT	06878
231	0.214500				Mountain View	CA	94040
232	0.331200			100.000000	CARMEL VALLEY	CA	93924
233	0.250500			100.000000	Natick	MA	01760
234	0.198700				SAN FRANCISCO	CA	94117
235	0.316800			100.000000	NEW YORK	NY	10075
236	0.344400				PORTOLA VALLEY	CA	94028
237	0.397600			100.000000	Mill Valley	CA	94941
238	0.363000			100.000000	Piedmont	CA	94610
239	0.326600			100.000000	LOS ALTOS	CA	94022
240	0.293900				LOS ALTOS HILLS	CA	94304
241	0.385800				Piedmont	CA	94611
242	0.436900				SAN FRANCISCO	CA	94133
243	0.339900			100.000000	San Francisco	CA	94131
244	0.300300			100.000000	HERMOSA BEACH	CA	90254
245	0.253400				SAN FRANCISCO	CA	94109
246	0.553900			100.000000	Palo Alto	CA	94301
247	0.279100				ALTADENA	CA	91001
248	0.290400				LOS ANGELES	CA	90024
249	0.233000				Los Angeles	CA	90064
250	0.212100			100.000000	San Carlos	CA	94070
251	0.186600				San Francisco	CA	94122
252	0.194500				JAMAICA PLAIN	MA	02130
253	0.409300			100.000000	PETALUMA	CA	94952
254	0.260300			100.000000	SANTA BARBARA	CA	93101
255	0.222200			100.000000	SAN DIEGO (DEL MAR AREA)	CA	92014
256	0.218000			100.000000	Redwood City	CA	94061
257	0.114000			100.000000	BIG SKY	MT	59716
258	0.307500				New York	NY	10011
259	0.371300			100.000000	SAN FRANCISCO	CA	94118
260	0.363600				San Francisco	CA	94122
261	0.352000				ATHERTON	CA	94027
262	0.440000			100.000000	STUDIO CITY	CA	91604
263	0.264500			100.000000	GREENWICH	CT	06831
264	0.111600			100.000000	Venice	CA	90291
265	0.214400			100.000000	GLEN ELLEN	CA	95442
266	0.350100				DOVER	MA	02030
267	0.190700			100.000000	Los Angeles	CA	90064
268	0.336300			100.000000	San Francisco	CA	94110
269	0.409000				LOS GATOS	CA	95032
270	0.357800			100.000000	Incline Village	NV	89451
271	0.398700				POWAY	CA	92064
272	0.353600			100.000000	HOBOKEN	NJ	07030
273	0.330500				HILLSBOROUGH	CA	94010
274	0.301500			100.000000	NEWTON	MA	02465
275	0.365000			100.000000	SAN FRANCISCO	CA	94121
276	0.198100				SARATOGA	CA	95070
277	0.419400				BELMONT	CA	94002
278	0.292000			100.000000	SAN FRANCISCO	CA	94133
279	0.108800			100.000000	FALMOUTH	MA	02540
280	0.212500			100.000000	BROOKLYN	NY	11211
281	0.176200				NEWTON	MA	02458
282	0.279900				SAN CARLOS	CA	94070
283	0.228300			100.000000	WALNUT CREEK	CA	94596
284	0.258500			100.000000	Lafayette	CA	94549
285	0.356300				SAN FRANCISCO	CA	94117
286	0.394700				SAN FRANCISCO	CA	94114
287	0.426800			100.000000	NEW YORK	NY	10036
288	0.381700			100.000000	SAN FRANCISCO	CA	94103
289	0.487500			100.000000	SAN FRANCISCO	CA	94158
290	0.470300			100.000000	SAN FRANCISCO	CA	94127
291	0.274100				HILLSBOROUGH	CA	94010
292	0.248200			100.000000	MENLO PARK	CA	94025
293	0.398000				LAGUNA BEACH	CA	92651
294	0.457900				TIBURON	CA	94920
295	0.370900			100.000000	SAN FRANICSCO	CA	94110
296	0.378400			100.000000	San Francisco	CA	94107
297	0.195400			100.000000	LARKSPUR	CA	94939
298	0.234900				HILLSBOROUGH	CA	94010
299	0.334500				TIBURON	CA	94920
300	0.295700				PORTOLA VALLEY	CA	94028
301	0.332700				SAN FRANCISCO	CA	94110
302	0.185400			100.000000	SAN FRANCISCO	CA	94114
303	0.187500			100.000000	BOSTON	MA	02118
304	0.417700			100.000000	SARATOGA	CA	95070
305	0.351600				DANVILLE	CA	94526
306	0.426100			100.000000	SAN FRANCISCO	CA	94103
307	0.186900			100.000000	MASHPEE	MA	02649
308	0.260100				MENLO PARK	CA	94025
309	0.305900			100.000000	Danville	CA	94526
310	0.278700				SAN FRANCISCO	CA	94118
311	0.386100			100.000000	MENLO PARK	CA	94025
312	0.263800			100.000000	CORTE MADERA	CA	94925
313	0.496700			100.000000	SAN FRANCISCO	CA	94117
314	0.316900			100.000000	SANTA BARBARA	CA	93108
315	0.451100				LOS ANGELES	CA	90049
316	0.451100				ALAMO	CA	94507
317	0.190600			100.000000	CARMEL	CA	93923
318	0.372000			100.000000	SAN FRANCISCO	CA	94133
319	0.277800				BOSTON	MA	02125
320	0.442500			100.000000	LOS ANGELES	CA	91607
321	0.114200			100.000000	PORTOLA VALLEY	CA	94028
322	0.418400			100.000000	BOSTON	MA	02118
323	0.199700			100.000000	TUXEDO PARK	NY	10987
324	0.295500				SAN FRANCISCO	CA	94118
325	0.255500			100.000000	SAN FRANCISCO	CA	94105
326	0.220200				MENLO PARK	CA	94025
327	0.211100			100.000000	TIBURON	CA	94920
328	0.420800				SAN FRANCISCO	CA	94109
329	0.289700			100.000000	SAN FRANCISCO	CA	94123
330	0.531100			100.000000	TIBURON	CA	94920
331	0.350300			100.000000	ORINDA	CA	94563
332	0.180700			100.000000	KENNEBUNK	ME	04043
333	0.285600			100.000000	BURLINGAME	CA	94010
334	0.213000			100.000000	SAN MATEO	CA	94402
335	0.270900			100.000000	GREENBRAE	CA	94904
336	0.302200			100.000000	SAN FRANCISCO	CA	94118
337	0.404400			100.000000	HONOLULU	HI	96821
338	0.311600			100.000000	SAN FRANCISCO	CA	94118
339	0.162400			100.000000	SAN FRANCISCO	CA	94133
340	0.365900			100.000000	OLYMPIC VALLEY	CA	96146
341	0.256900			100.000000	SAN FRANCISCO	CA	94117
342	0.298500			100.000000	MENLO PARK	CA	94025
343	0.515400			100.000000	SAN FRANCISCO	CA	94118
344	0.067000				Yountville	CA	94599

	123	124	125	126	127	128	129	130	131
	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	2	1		375000.00	3	20100914			599000
2	1	1	840000.00	840000.00	3	20120707
3	1	1	1470000.00	1470000.00	3	20120827
4	1	2		8500000.00	3	20100922
5	7	1		1750000.00	3	20101019			1750000
6	1	1		8000000.00	3	20100910
7	3	2	1100000.00	1100000.00	3	20101105			1000000
8	1	1		8250000.00	3	20101125
9	7	1		255000.00	3	20101206			260000
10	3	1	870000.00	870000.00	3	20110113			1100000
11	4	1	1850000.00	1850000.00	3	20110131			1855000
12	7	1	335000.00	335000.00	3	20110131			375000
13	1	1		650000.00	3	20110215			600000
14	1	2		1000000.00	3	20110427			740000
15	1	1	2280000.00	2280000.00	3	20110426			2280000
16	1	1		4500000.00	3	20110512
17	3	1	860000.00	860000.00	3	20111205			910000
18	1	1	2257500.00	2275000.00	3	20110708			2250000
19	3	1	699000.00	699000.00	3	20110617			580000
20	4	1	2495000.00	2500000.00	3	20110627			2500000
21	1	2	1300000.00	1300000.00	3	20110630			1500000
22	7	2	3200000.00	3200000.00	3	20110705			2955000
23	7	1		1300000.00	3	20110821			1350000
24	1	1		2350000.00	3	20111011			2150000
25	1	1		1205000.00	3	20110922			1198000
26	13	1		1550000.00	3	20110901			1600000
27	13	1		1750000.00	3	20110919			1625000
28	1	1		2300000.00	3	20110914			2140000
29	1	1		1070000.00	3	20110906			1100000
30	3	1		1765000.00	3	20110926			1750000
31	2	1		1425000.00	3	20111003			1250000
32	1	1	1390000.00	1390000.00	3	20110927			1300000
33	3	1	195000.00	195000.00	3	20110923
34	1	3		292000.00	3	20111015			295000
35	3	1		610000.00	3	20111031			525000
36	1	1	1635000.00	1650000.00	3	20111005			1610000
37	4	1		310000.00	3	20111213			330000
38	3	2	900000.00	900000.00	3	20111006			900000
39	1	2	3750000.00	3750000.00	3	20111019			3700000
40	1	1		1380000.00	3	20111031			1400000
41	1	1		970000.00	3	20111115
42	1	1	711000.00	711000.00	3	20121013			715000
43	1	1		708000.00	3	20111020			670000
44	3	3	215000.00	220000.00	3	20111024			250000
45	3	3	216000.00	220000.00	3	20111024			250000
46	13	3		770000.00	3	20111026			720000
47	3	1	213000.00	219000.00	3	20111101			250000
48	7	1		510000.00	3	20111101			540000
49	1	1		1145000.00	3	20110919
50	1	1		2700000.00	3	20111109			2300000
51	3	2		586000.00	3	20111115			599000
52	3	1		1262000.00	3	20111127
53	1	2		5069500.00	98	20111129
54	14	3		560000.00	3	20111217			515000
55	1	1		875000.00	3	20120216
56	2	1	1180000.00	1180000.00	3	20120424
57	14	3		278000.00	3	20111212
58	14	3		323000.00	3	20111212
59	14	3		564000.00	3	20111222
60	7	1		3500000.00	3	20111220
61	1	1		3000000.00	3	20120130
62	1	1		3800000.00	3	20120116
63	2	1	425000.00	425000.00	3	20120120
64	3	1	490000.00	490000.00	3	20120109			455000
65	3	1	750000.00	750000.00	3	20120123
66	1	1		275000.00	3	20120224
67	4	2		920000.00	3	20120213
68	1	1	1400000.00	1400000.00	3	20120120
69	1	1		5000000.00	3	20120217
70	3	3		250000.00	3	20100201
71	1	1	1150000.00	1200000.00	3	20120209
72	1	1		900000.00	3	20120227
73	3	3	278000.00	282000.00	3	20120213
74	1	2		580000.00	3	20120215
75	1	1		2500000.00	3	20120302
76	1	1	750000.00	750000.00	3	20120404
77	1	1		1240000.00	3	20120221
78	2	1		905000.00	3	20120813
79	13	1		325000.00	3	20120326
80	1	1		2260000.00	3	20120313
81	1	1		1800000.00	3	20120229
82	1	1		975000.00	3	20120313
83	1	2	683500.00	685000.00	3	20120228
84	4	1		925000.00	3	20120402
85	13	1		3400000.00	3	20120406
86	3	1		3000000.00	3	20120409
87	13	1		1400000.00	3	20120319
88	1	1	3450000.00	3450000.00	3	20120329
89	1	1		4200000.00	3	20120321
90	1	1		1240000.00	3	20120330
91	1	1		1300000.00	3	20120326
92	1	1		1160000.00	3	20120328
93	1	1		6850000.00	3	20120416
94	1	1	830000.00	830000.00	3	20120329
95	7	2		470000.00	3	20120416
96	1	1		2000000.00	3	20120404
97	1	1	2200000.00	2200000.00	3	20120410
98	4	3		230000.00	3	20111201
99	1	1		1185000.00	3	20120404
100	13	1	1563500.00	1575000.00	3	20120412
101	1	3		1700000.00	3	20120418
102	2	1	305000.00	305000.00	3	20120409
103	1	1	1105000.00	1106000.00	3	20120403
104	1	1	3225000.00	3225000.00	3	20120531
105	1	1		2550000.00	3	20120413
106	3	1		645000.00	3	20120416
107	3	1		192000.00	3	20120412
108	2	1		1900000.00	3	20120606
109	1	1	2330000.00	2330000.00	3	20120821
110	2	1		2200000.00	3	20120518
111	7	2		1000000.00	3	20120502
112	1	1		4500000.00	3	20120608
113	1	1		780000.00	3	20120509
114	4	1	2600000.00	2600000.00	3	20120426
115	4	1	480000.00	480000.00	3	20120501
116	1	1	1510000.00	1510000.00	3	20120430
117	4	1	1325000.00	1300000.00	3	20120516
118	1	1		1600000.00	3	20120504
119	1	3		470000.00	3	20120516
120	1	1	505000.00	506000.00	3	20120511
121	13	1	1890000.00	1890000.00	3	20120507
122	1	1	1150000.00	1150000.00	3	20120516
123	1	1		2000000.00	3	20120524
124	1	1		1320000.00	3	20120531
125	1	1		3100000.00	3	20120523
126	1	1		1700000.00	3	20120515
127	1	1		3000000.00	3	20120522
128	7	2	1500000.00	1750000.00	3	20120816
129	1	1	3350000.00	3700000.00	3	20120516
130	1	1	2060000.00	2060000.00	3	20120515
131	3	1	2125000.00	2125000.00	3	20120524
132	4	3	1925000.00	1925000.00	3	20120509
133	7	1		1240000.00	3	20120530
134	1	1		1375000.00	3	20120614
135	1	1	1230000.00	1250000.00	3	20120521
136	1	1	2400000.00	2400000.00	3	20120518
137	1	1		1500000.00	3	20120522
138	1	3		950000.00	3	20120525
139	3	1	1065000.00	1065000.00	3	20120521
140	1	1	1295000.00	1315000.00	3	20120605
141	1	1		1775000.00	3	20120524
142	4	2	2299000.00	2320000.00	3	20120605
143	1	1	1640000.00	1550000.00	3	20120516
144	7	1	1900000.00	1900000.00	3	20120518
145	1	1		1200000.00	3	20120530
146	1	1		1000000.00	3	20120605
147	1	1	1905000.00	1905000.00	3	20120521
148	1	1		2000000.00	3	20120805
149	3	1		1300000.00	3	20120521
150	1	1	3550000.00	3550000.00	3	20120521
151	1	1	1343805.00	1343805.00	3	20120914
152	1	1	4800000.00	4800000.00	3	20120518
153	3	1	14880000.00	1500000.00	3	20120523
154	7	1		6760000.00	3	20120612
155	3	3		215000.00	3	20120523
156	1	1		1200000.00	3	20120605
157	1	1	3300000.00	3800000.00	3	20120521
158	2	1	2812500.00	2812500.00	3	20120530
159	3	1		1150000.00	3	20120529
160	1	1		2500000.00	3	20120612
161	1	1	1799000.00	1799000.00	3	20120524
162	1	1	5100000.00	5100000.00	3	20120529
163	1	1		1750000.00	3	20120611
164	1	2	1400000.00	1400000.00	3	20120609
165	1	1		2350000.00	3	20120612
166	1	1	1540000.00	1540000.00	3	20120531
167	1	1		1700000.00	3	20120607
168	1	1		2800000.00	3	20120613
169	1	1		1250000.00	3	20120607
170	1	1	1510000.00	1510000.00	3	20110529
171	4	3	269500.00	270000.00	3	20120606
172	7	1		2600000.00	3	20120611
173	1	1	1447000.00	1447000.00	3	20120618
174	1	1		850000.00	3	20120619
175	1	1	1950000.00	1950000.00	3	20120606
176	1	1		1350000.00	3	20120613
177	1	1		1850000.00	3	20120626
178	3	1		900000.00	3	20120607
179	1	1	1050000.00	1050000.00	3	20120602
180	1	1		1125000.00	3	20120622
181	1	1		2900000.00	3	20120615
182	1	1		1325000.00	3	20120619
183	7	1	7100000.00	7100000.00	3	20120619
184	1	1		1625000.00	3	20120620
185	1	1		7250000.00	3	20120519
186	14	3	2000000.00	2050000.00	3	20120614
187	1	1		3000000.00	3	20120703
188	1	1		2400000.00	3	20120216
189	1	1		1200000.00	3	20120625
190	1	1		3500000.00	3	20120731
191	4	1	817000.00	820000.00	3	20120628
192	1	1	1680000.00	1680000.00	3	20120612
193	1	2	1750000.00	1775000.00	3	20120621
194	1	1	1400000.00	1400000.00	3	20120621
195	2	1	2000000.00	2000000.00	3	20120626
196	1	1		2950000.00	3	20120622
197	13	3	1995000.00	1995000.00	3	20120624
198	1	2		2000000.00	3	20120707
199	2	1		440000.00	3	20120709
200	13	1		3800000.00	3	20120627
201	7	1	999000.00	1000000.00	3	20120622
202	1	1	959000.00	960000.00	3	20120626
203	4	1	2662500.00	2662500.00	3	20120703
204	13	1		1550000.00	3	20120713
205	1	1		4900000.00	3	20120716
206	1	1	1385000.00	1385000.00	3	20120626
207	7	1	1665000.00	1665000.00	3	20120626
208	13	3		2200000.00	3	20120712
209	1	1		1500000.00	3	20120723
210	3	1	4500000.00	4500000.00	3	20120710
211	1	1	1485000.00	1485000.00	3	20120703
212	1	1	2790000.00	2718000.00	3	20120708
213	3	1	1325000.00	1325000.00	3	20120705
214	4	1		700000.00	3	20120906
215	1	1		1850000.00	3	20120711
216	1	1	1785000.00	1800000.00	3	20120706
217	1	1		1400000.00	3	20120717
218	1	1		1700000.00	3	20120709
219	1	3		2025000.00	3	20120716
220	1	1	775850.00	776000.00	3	20120719
221	1	1	1090000.00	1090000.00	3	20120707
222	3	1		970000.00	3	20120716
223	1	1	1310000.00	1310000.00	3	20120710
224	1	1	1075000.00	1075000.00	3	20120709
225	7	1		1820000.00	3	20120726
226	1	3		1250000.00	3	20120723
227	1	1		1200000.00	3	20120724
228	1	1	1325000.00	1325000.00	3	20120713
229	7	1		1620000.00	3	20120730
230	1	1	4000000.00	4200000.00	3	20120713
231	1	1		1625000.00	3	20120714
232	7	1		1550000.00	3	20120731
233	3	1	725000.00	730000.00	3	20120802
234	1	1		1550000.00	3	20120731
235	2	1		1200000.00	3	20120807
236	1	1		1500000.00	3	20120802
237	7	1	1170000.00	1170000.00	3	20120719
238	1	1	1360000.00	1360000.00	3	20120723
239	1	1		2300000.00	3	20120806
240	1	1		3000000.00	3	20120809
241	1	1		1620000.00	3	20120806
242	3	1		1685000.00	3	20120814
243	1	1	1735000.00	1735000.00	3	20120720
244	3	1		1100000.00	3	20120807
245	3	1		1600000.00	3	20120808
246	15	1	2064000.00	2100000.00	3	20120726
247	1	1		1200000.00	98	20120815
248	1	1		1340000.00	3	20120723
249	1	1		2650000.00	3	20120725
250	1	1	1625000.00	1575000.00	3	20120723
251	1	1	1125000.00	1125000.00	3	20120725
252	2	1		215000.00	3	20120813
253	1	1	1700000.00	1700000.00	3	20120724
254	3	1		700000.00	3	20120810
255	1	1		2300000.00	3	20120814
256	1	1	1249000.00	1249000.00	3	20120726
257	7	2		1899000.00	3	20120820
258	3	1		3300000.00	3	20120730
259	14	3		1400000.00	3	20120801
260	3	1		1250000.00	3	20120730
261	1	1		5100000.00	3	20120807
262	1	1		1100000.00	3	20120831
263	1	1	4400000.00	4400000.00	3	20120731
264	1	1	2625000.00	2625000.00	3	20120730
265	1	2		3000000.00	3	20120808
266	1	1		1300000.00	3	20120727
267	1	1	2525000.00	2525000.00	3	20120731
268	3	1	1150000.00	1150000.00	3	20120730
269	1	1		2700000.00	3	20120817
270	3	3	535000.00	523000.00	3	20120728
271	1	1		1150000.00	3	20120806
272	3	1	540000.00	540000.00	3	20120813
273	1	1		3900000.00	3	20120813
274	1	1	1950000.00	1950000.00	3	20120814
275	1	1		3300000.00	3	20120809
276	1	1		2200000.00	3	20120821
277	1	1		1000000.00	3	20120810
278	2	1	2100000.00	2100000.00	3	20120518
279	1	2	1030000.00	1050000.00	3	20120813
280	3	1		772000.00	3	20120814
281	1	1		1300000.00	3	20120501
282	1	1		1250000.00	3	20120810
283	1	1		1310000.00	3	20120809
284	1	1	1430000.00	1450000.00	3	20120808
285	14	1		1325000.00	3	20120820
286	1	1		1375000.00	3	20120813
287	4	2	775000.00	775000.00	3	20120810
288	3	1	678000.00	678000.00	3	20120810
289	4	1	1324000.00	1324000.00	3	20120814
290	1	1		2020000.00	3	20120809
291	1	1		2400000.00	3	20120813
292	1	1		2300000.00	3	20120824
293	7	1		3400000.00	3	20120813
294	1	1		980000.00	3	20120813
295	14	1	2235000.00	2235000.00	3	20120803
296	4	1	1120000.00	1120000.00	3	20120803
297	1	1		1375000.00	3	20120814
298	1	1		2850000.00	3	20120813
299	1	1		1675000.00	3	20120808
300	1	1		2475000.00	3	20120914
301	1	1		2300000.00	3	20120822
302	1	1		1950000.00	3	20120815
303	12	1	2150000.00	2170000.00	3	20120813
304	1	1	1900000.00	1900000.00	3	20100813
305	1	1		1375000.00	3	20120824
306	3	1	1050000.00	1050000.00	3	20120815
307	7	2	1380000.00	1400000.00	3	20120828
308	1	1		3500000.00	3	20120902
309	1	1	1515000.00	1515000.00	3	20120810
310	13	1		1310000.00	3	20120830
311	1	1	2750000.00	2750000.00	3	20120817
312	7	1	1250000.00	1250000.00	3	20120814
313	14	3	2860000.00	2895000.00	3	20120810
314	1	1		1950000.00	3	20120908
315	1	2		2400000.00	3	20120820
316	1	1		1725000.00	3	20120821
317	1	2		2700000.00	3	20120901
318	14	1	2200000.00	2200000.00	3	20120815
319	3	3		230000.00	3	20120904
320	1	1	952200.00	1025000.00	3	20120822
321	1	1		3100000.00	3	20120821
322	13	1	2525000.00	2550000.00	3	20120905
323	1	1	1440000.00	1825000.00	3	20120920
324	1	1		3800000.00	3	20120907
325	4	3	1700000.00	1700000.00	3	20120825
326	1	1		1760000.00	3	20120830
327	1	1	2425000.00	2425000.00	3	20120827
328	14	3		1800000.00	3	20120829
329	3	1		2250000.00	3	20120902
330	1	1	2440000.00	2440000.00	3	20120906
331	1	1	1350000.00	1350000.00	3	20120830
332	4	2	1210000.00	1200000.00	3	20120926
333	1	1	1536000.00	1536000.00	3	20120907
334	1	1	1265000.00	1265000.00	3	20120906
335	1	1	1145000.00	1145000.00	3	20120905
336	12	1	3535000.00	3535000.00	3	20120914
337	1	1	1760000.00	1760000.00	3	20120915
338	3	1	981000.00	981000.00	3	20120917
339	2	1	2600000.00	2600000.00	3	20120924
340	1	2	2050000.00	2050000.00	3	20120925
341	3	1	1020000.00	1020000.00	3	20120924
342	1	1	1975000.00	1975000.00	3	20120926
343	1	1	2715000.00	2715000.00	3	20120927
344	15	3		795000.00	3	20111129			625000

	132	133	134	135	136	137	138	139
	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1	10	20120730			0.754600	0.754600	0	0
2					0.800000	0.800000	0	0
3					0.800000	0.680200	0	0
4					0.321100	0.294100	0	0
5	10	20120728			0.474100	0.417000	0	0
6					0.419800	0.419800	0	0
7	10	20120730			0.650000	0.650000	0	0
8					0.096600	0.036000	0	0
9	10	20120730			0.296300	0.223800	0	0
10	5	20120911			0.750000	0.487000	0	0
11	10	20120730			0.750000	0.394300	0	0
12	10	20120729			0.800000	0.800000	0	0
13	5	20120808			0.538400	0.538400	0	0
14	9	20120816			0.625000	0.125000	0	0
15	10	20120730			0.482400	0.482400	0	0
16					0.444400	0.444400	0	0
17	10	20120728			0.484800	0.484800	0	0
18	5	20120917			0.487200	0.487200	0	0
19	9	20120815			0.679500	0.679500	0	0
20	10	20120729			0.400800	0.400800	0	0
21	10	20120731			0.507600	0.507600	0	0
22	10	20120731			0.156200	0.156200	0	0
23	5	20120915			0.553800	0.553800	0	0
24	10	20120730			0.638200	0.638200	0	0
25	10	20120730			0.742700	0.535200	0	0
26	10	20120730			0.425800	0.267700	0	0
27	5	20120808			0.533700	0.390800	0	0
28	5	20120808			0.317200	0.317200	0	0
29	10	20120727			0.775900	0.672800	0	0
30	10	20120730			0.232200	0.232200	0	0
31	9	20120921			0.287700	0.287700	0	0
32	10	20120726			0.575500	0.575500	0	0
33					0.750000	0.750000	0	0
34	10	20120730			0.684900	0.684900	0	0
35	9	20120815			0.655700	0.655700	0	0
36	5	20120807			0.800000	0.672700	0	0
37	10	20120727			0.716100	0.716100	0	0
38	10	20120731			0.800000	0.800000	0	0
39	9	20120919			0.111200	0.111200	0	0
40	5	20120809			0.789800	0.789800	0	0
41					0.628800	0.561800	0	0
42	5	20121026			0.950000	0.800000	0	0
43	10	20120730			0.748700	0.748700	0	0
44	10	20120730			0.750000	0.750000	0	0
45	10	20120730			0.750000	0.750000	0	0
46	10	20120730			0.599000	0.599000	0	0
47	10	20120730			0.750000	0.750000	0	0
48	10	20120726			0.492100	0.492100	0	0
49					0.800000	0.636600	0	0
50	9	20120919			0.366600	0.154400	0	0
51	10	20120730			0.800000	0.800000	0	0
52					0.893000	0.330400	0	0
53					0.591700	0.591700	0	0
54	10	20120730			0.357100	0.357100	0	0
55					0.774800	0.774800	0	0
56					0.700000	0.700000	0	0
57					0.593500	0.593500	0	0
58					0.609900	0.609900	0	0
59					0.478700	0.478700	0	0
60					0.714200	0.714200	0	0
61					0.800000	0.800000	0	0
62					0.372800	0.109700	0	0
63					0.800000	0.800000	0	0
64	10	20120730			0.800000	0.800000	0	0
65					0.556000	0.556000	0	0
66					0.745400	0.745400	0	0
67					0.706500	0.706500	0	0
68					0.607100	0.607100	0	0
69					0.380000	0.380000	0	0
70					0.750000	0.750000	0	0
71					0.800000	0.800000	0	0
72					0.394400	0.394400	0	0
73					0.553900	0.553900	0	0
74					0.517200	0.517200	0	0
75					0.450000	0.250000	0	0
76					0.800000	0.800000	0	0
77					0.747500	0.586200	0	0
78					0.750000	0.750000	0	0
79					0.769200	0.769200	0	0
80					0.697100	0.575400	0	0
81					0.555500	0.555500	0	0
82					0.562000	0.356900	0	0
83					0.750000	0.750000	0	0
84					0.763200	0.763200	0	0
85					0.367600	0.294100	0	0
86					0.500000	0.333300	0	0
87					0.625000	0.446400	0	0
88					0.750000	0.521700	0	0
89					0.196400	0.196400	0	0
90					0.800000	0.800000	0	0
91					0.688400	0.688400	0	0
92					0.603400	0.301700	0	0
93					0.218900	0.218900	0	0
94					0.319200	0.319200	0	0
95					0.663800	0.663800	0	0
96					0.647500	0.447500	0	0
97					0.681800	0.636300	0	0
98					0.700000	0.700000	0	0
99					0.723200	0.723200	0	0
100					0.703500	0.703500	0	0
101					0.529400	0.529400	0	0
102					0.800000	0.800000	0	0
103					0.796300	0.796300	0	0
104					0.620100	0.620100	0	0
105					0.245200	0.245200	0	0
106					0.646500	0.646500	0	0
107					0.651000	0.651000	0	0
108					0.421000	0.421000	0	0
109					0.592200	0.592200	0	0
110					0.431800	0.431800	0	0
111					0.700000	0.700000	0	0
112					0.750000	0.750000	0	0
113					0.410200	0.230700	0	0
114					0.384600	0.384600	0	0
115					0.800000	0.800000	0	0
116					0.529800	0.529800	0	0
117					0.764400	0.764400	0	0
118					0.093700	0.093700	0	0
119					0.563800	0.563800	0	0
120					0.800000	0.800000	0	0
121					0.714200	0.582000	0	0
122					0.800000	0.800000	0	0
123					0.450000	0.450000	0	0
124					0.663600	0.546200	0	0
125					0.561200	0.287000	0	0
126					0.750000	0.750000	0	0
127					0.333300	0.333300	0	0
128					0.733300	0.733300	0	0
129					0.800000	0.800000	0	0
130					0.679600	0.582500	0	0
131					0.529400	0.529400	0	0
132					0.480500	0.480500	0	0
133					0.544300	0.544300	0	0
134					0.635600	0.526500	0	0
135					0.800000	0.800000	0	0
136					0.750000	0.708300	0	0
137					0.623300	0.623300	0	0
138					0.578900	0.578900	0	0
139					0.750000	0.750000	0	0
140					0.644700	0.644700	0	0
141					0.608400	0.467600	0	0
142					0.700000	0.700000	0	0
143					0.793500	0.793500	0	0
144					0.631500	0.631500	0	0
145					0.629100	0.629100	0	0
146					0.750000	0.750000	0	0
147					0.800000	0.800000	0	0
148					0.457500	0.407500	0	0
149					0.450000	0.450000	0	0
150					0.619700	0.281600	0	0
151					0.799900	0.799900	0	0
152					0.750000	0.750000	0	0
153					0.600000	0.600000	0	0
154					0.192300	0.192300	0	0
155					0.567400	0.567400	0	0
156					0.658300	0.658300	0	0
157					0.700000	0.700000	0	0
158					0.600000	0.600000	0	0
159					0.800000	0.708600	0	0
160					0.600000	0.600000	0	0
161					0.800000	0.555800	0	0
162					0.588200	0.588200	0	0
163					0.714200	0.628500	0	0
164					0.750000	0.750000	0	0
165					0.606300	0.606300	0	0
166					0.707700	0.545400	0	0
167					0.705800	0.588200	0	0
168					0.750000	0.750000	0	0
169					0.752000	0.752000	0	0
170					0.800000	0.331100	0	0
171					0.222600	0.222600	0	0
172					0.576900	0.576900	0	0
173					0.800000	0.800000	0	0
174					0.729400	0.729400	0	0
175					0.800000	0.800000	0	0
176					0.696200	0.696200	0	0
177					0.518900	0.491800	0	0
178					0.755500	0.755500	0	0
179					0.761900	0.571400	0	0
180					0.717700	0.717700	0	0
181					0.460300	0.287900	0	0
182					0.218800	0.218800	0	0
183					0.650000	0.492900	0	0
184					0.640000	0.640000	0	0
185					0.413700	0.275800	0	0
186					0.575000	0.575000	0	0
187					0.320000	0.320000	0	0
188					0.797500	0.625000	0	0
189					0.770800	0.770800	0	0
190					0.538500	0.424200	0	0
191					0.800000	0.800000	0	0
192					0.800000	0.800000	0	0
193					0.485700	0.485700	0	0
194					0.800000	0.800000	0	0
195					0.750000	0.600000	0	0
196					0.508400	0.508400	0	0
197					0.250600	0.250600	0	0
198					0.470500	0.470500	0	0
199					0.750000	0.750000	0	0
200					0.605200	0.410500	0	0
201					0.800000	0.800000	0	0
202					0.800000	0.800000	0	0
203					0.676000	0.676000	0	0
204					0.732200	0.732200	0	0
205					0.334600	0.181600	0	0
206					0.800000	0.800000	0	0
207					0.700000	0.700000	0	0
208					0.363600	0.363600	0	0
209					0.633300	0.633300	0	0
210					0.700000	0.700000	0	0
211					0.800000	0.800000	0	0
212					0.735800	0.735800	0	0
213					0.528300	0.528300	0	0
214					0.750000	0.750000	0	0
215					0.594500	0.594500	0	0
216					0.672200	0.672200	0	0
217					0.678500	0.607100	0	0
218					0.647000	0.588200	0	0
219					0.659200	0.659200	0	0
220					0.800000	0.800000	0	0
221					0.800000	0.800000	0	0
222					0.750000	0.750000	0	0
223					0.800000	0.800000	0	0
224					0.800000	0.800000	0	0
225					0.598900	0.598900	0	0
226					0.520000	0.520000	0	0
227					0.750000	0.666600	0	0
228					0.800000	0.800000	0	0
229					0.759200	0.671500	0	0
230					0.587500	0.587500	0	0
231					0.643000	0.612300	0	0
232					0.761200	0.761200	0	0
233					0.800000	0.800000	0	0
234					0.701900	0.637400	0	0
235					0.592500	0.592500	0	0
236					0.733300	0.666600	0	0
237					0.800000	0.800000	0	0
238					0.800000	0.800000	0	0
239					0.259500	0.259500	0	0
240					0.725000	0.308300	0	0
241					0.672800	0.672800	0	0
242					0.574400	0.426100	0	0
243					0.576300	0.489900	0	0
244					0.736300	0.736300	0	0
245					0.562500	0.562500	0	0
246					0.650000	0.650000	0	0
247					0.833300	0.833300	0	0
248					0.681300	0.681300	0	0
249					0.509400	0.358400	0	0
250					0.523800	0.523800	0	0
251					0.800000	0.800000	0	0
252					0.739500	0.739500	0	0
253					0.705800	0.705800	0	0
254					0.321400	0.321400	0	0
255					0.695600	0.478200	0	0
256					0.800000	0.800000	0	0
257					0.510700	0.510700	0	0
258					0.606000	0.606000	0	0
259					0.698500	0.698500	0	0
260					0.685600	0.685600	0	0
261					0.275800	0.246400	0	0
262					0.715900	0.715900	0	0
263					0.454500	0.454500	0	0
264					0.700000	0.700000	0	0
265					0.333300	0.333300	0	0
266					0.746100	0.746100	0	0
267					0.792000	0.792000	0	0
268					0.800000	0.800000	0	0
269					0.514800	0.329600	0	0
270					0.797300	0.797300	0	0
271					0.665200	0.665200	0	0
272					0.800000	0.800000	0	0
273					0.641000	0.512800	0	0
274					0.615300	0.564100	0	0
275					0.530300	0.303000	0	0
276					0.500000	0.500000	0	0
277					0.525000	0.525000	0	0
278					0.750000	0.619000	0	0
279					0.679600	0.679600	0	0
280					0.750000	0.750000	0	0
281					0.707600	0.707600	0	0
282					0.650000	0.650000	0	0
283					0.567100	0.567100	0	0
284					0.800000	0.800000	0	0
285					0.502600	0.502600	0	0
286					0.677000	0.677000	0	0
287					0.750000	0.750000	0	0
288					0.790500	0.790500	0	0
289					0.750000	0.750000	0	0
290					0.440500	0.440500	0	0
291					0.750000	0.750000	0	0
292					0.313000	0.313000	0	0
293					0.588200	0.588200	0	0
294					0.738700	0.738700	0	0
295					0.800000	0.800000	0	0
296					0.669600	0.669600	0	0
297					0.727200	0.727200	0	0
298					0.329800	0.277100	0	0
299					0.700000	0.597000	0	0
300					0.505000	0.404000	0	0
301					0.602100	0.602100	0	0
302					0.558900	0.558900	0	0
303					0.697600	0.697600	0	0
304					0.789400	0.789400	0	0
305					0.718500	0.514100	0	0
306					0.800000	0.800000	0	0
307					0.710100	0.554300	0	0
308					0.358200	0.358200	0	0
309					0.800000	0.800000	0	0
310					0.484700	0.484700	0	0
311					0.727200	0.727200	0	0
312					0.800000	0.800000	0	0
313					0.524400	0.524400	0	0
314					0.435800	0.435800	0	0
315					0.312500	0.312500	0	0
316					0.434700	0.434700	0	0
317					0.185100	0.185100	0	0
318					0.750000	0.750000	0	0
319					0.476000	0.476000	0	0
320					0.756100	0.756100	0	0
321					0.445100	0.445100	0	0
322					0.297000	0.297000	0	0
323					0.800000	0.800000	0	0
324					0.582800	0.521000	0	0
325					0.647000	0.647000	0	0
326					0.680600	0.680600	0	0
327					0.701000	0.494800	0	0
328					0.590000	0.590000	0	0
329					0.664000	0.352800	0	0
330					0.764900	0.564100	0	0
331					0.800000	0.800000	0	0
332					0.750000	0.750000	0	0
333					0.651000	0.651000	0	0
334					0.800000	0.800000	0	0
335					0.694300	0.694300	0	0
336					0.594000	0.424300	0	0
337					0.431800	0.431800	0	0
338					0.800000	0.800000	0	0
339					0.650000	0.650000	0	0
340					0.384600	0.384600	0	0
341					0.607800	0.607800	0	0
342					0.746800	0.746800	0	0
343					0.736600	0.736600	0	0
344	5	20120821			0.597400	0.597400	0	0

	140	141	142	143	144	145	146	147	148
	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0							1/6/2012
16	0							1/9/2012
17	0
18	0
19	0
20	0							3/7/2012
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0							6/21/2012
33	0
34	0
35	0
36	0							4/30/2012
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0
72	0
73	0
74	0
75	0
76	0
77	0
78	0
79	0
80	0
81	0
82	0
83	0
84	0
85	0
86	0
87	0
88	0
89	0
90	0
91	0
92	0
93	0
94	0
95	0
96	0
97	0
98	0
99	0
100	0
101	0
102	0
103	0
104	0
105	0
106	0
107	0
108	0
109	0
110	0
111	0
112	0
113	0
114	0
115	0
116	0
117	0
118	0
119	0
120	0
121	0
122	0
123	0
124	0
125	0
126	0
127	0
128	0
129	0
130	0
131	0
132	0
133	0
134	0
135	0
136	0
137	0
138	0
139	0
140	0
141	0
142	0
143	0
144	0
145	0
146	0
147	0
148	0
149	0
150	0
151	0
152	0
153	0
154	0
155	0
156	0
157	0
158	0
159	0
160	0
161	0
162	0
163	0
164	0
165	0
166	0
167	0
168	0
169	0
170	0
171	0
172	0
173	0
174	0
175	0
176	0
177	0
178	0
179	0
180	0
181	0
182	0
183	0
184	0
185	0
186	0
187	0
188	0
189	0
190	0
191	0
192	0
193	0
194	0
195	0
196	0
197	0
198	0
199	0
200	0
201	0
202	0
203	0
204	0
205	0
206	0
207	0
208	0
209	0
210	0
211	0
212	0
213	0
214	0
215	0
216	0
217	0
218	0
219	0
220	0
221	0
222	0
223	0
224	0
225	0
226	0
227	0
228	0
229	0
230	0
231	0
232	0
233	0
234	0
235	0
236	0
237	0
238	0
239	0
240	0
241	0
242	0
243	0
244	0
245	0
246	0
247	0
248	0
249	0
250	0
251	0
252	0
253	0
254	0
255	0
256	0
257	0
258	0
259	0
260	0
261	0
262	0
263	0
264	0
265	0
266	0
267	0
268	0
269	0
270	0
271	0
272	0
273	0
274	0
275	0
276	0
277	0
278	0
279	0
280	0
281	0
282	0
283	0
284	0
285	0
286	0
287	0
288	0
289	0
290	0
291	0
292	0
293	0
294	0
295	0
296	0
297	0
298	0
299	0
300	0
301	0
302	0
303	0
304	0
305	0
306	0
307	0
308	0
309	0
310	0
311	0
312	0
313	0
314	0
315	0
316	0
317	0
318	0
319	0
320	0
321	0
322	0
323	0
324	0
325	0
326	0
327	0
328	0
329	0
330	0
331	0
332	0
333	0
334	0
335	0
336	0
337	0
338	0
339	0
340	0
341	0
342	0
343	0
344	0

	149	150	151	152	153	154	155	156
	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15		0.05	4583.33
16		0.05	10736.44
17
18
19
20		0.05	5368.22
21
22
23
24
25
26
27
28
29
30
31
32		0.04125	3708.19
33
34
35
36		0.044	5508.28
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344

	157	158	159	160	161	162	163
	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date
1				2			20401101
2				6	5		20420801
3				23	0	176000	20421001
4				27	9	230000	20401201
5				20	0	100000	20401201
6				25			20401201
7				10	20		20401201
8				57	0	0	20410101
9				0		16967	20410301
10				10		228750	20410401
11				22		658000	20410301
12				45			20410301
13				8			20410401
14				10	0	242661.22	20410601
15				6	0		20410601
16				15	6		20410701
17				7			20420101
18				10	0		20410801
19				32	5		20410701
20				28	0		20410801
21				0			20410801
22				50	0		20410801
23				62	1		20411001
24				12	35		20411201
25				15	16	250000	20411101
26				19		200000	20411101
27				20		250000	20420101
28				20	0		20411101
29				14	7	110250	20420101
30				10			20411101
31				5	20		20420101
32				6			20411101
33				17			20420401
34				24	10		20411201
35				10	15		20420201
36				13	18	208000	20420101
37				8			20420201
38				8			20411101
39				12	1		20411201
40				20	0		20420101
41				23	18	65000	20420201
42				35	30	106650	20411201
43				12	2		20411201
44				8			20411201
45				17	7		20420101
46				25			20411201
47				25			20411201
48				10			20420101
49				21	10	187000	20411201
50				0	0	71805.83	20420101
51				14	5		20420101
52				20	0	710000	20420401
53				5			20420101
54				20	0		20420201
55				25	0		20420401
56				20	0		20420601
57				30			20420401
58				30			20420401
59				30			20420401
60				20	1		20420301
61				20	1		20420501
62				5		80960.17	20420301
63				10			20420501
64				7	7		20420201
65				8			20420301
66				16	12		20420401
67				20			20420701
68				12			20420301
69				12			20420601
70				28	0		20420401
71				8	0		20420501
72				0			20420401
73				10			20420301
74				22	0		20420501
75				40	20	229039.06	20420501
76				2			20420601
77				14		200000	20420501
78				50	33		20421001
79				25			20420501
80				12		0	20420501
81				20			20420401
82				28	22	0	20420501
83				20	1		20420401
84				16	15		20420501
85				10	0	0	20420701
86				20		500000	20420901
87				13	15	0	20420601
88				27	26	787500	20420601
89				30			20420501
90				25	4		20421001
91				14	0		20420501
92				30	0	62930	20420601
93				40			20420601
94				8			20420501
95				10	10		20420601
96				30	35	251491	20420801
97				5	10	100000	20420601
98				17	7		20420501
99				30	25		20420501
100				15	6		20420601
101				35			20420701
102				12	10		20420501
103				14			20420501
104				21	2		20420701
105				10	0		20420601
106				16			20420601
107				20	20		20420601
108				20	6		20420901
109				5	0		20421001
110				40	35		20420801
111				46	35		20420801
112				21	13		20420901
113				0	0	139492.37	20420801
114				0			20420601
115				5			20420601
116				15			20420601
117				10	6		20420701
118				7	16		20420701
119				20	2		20420701
120				13	0		20420701
121				18	14	200000	20420801
122				5	8		20420701
123				41	0		20420701
124				15	30	155000	20420701
125				17	0	0	20420701
126				17	20		20420801
127				2	3		20420701
128				7	0		20421001
129				25			20420601
130				11	0	200000	20420701
131				5	8		20420801
132				15	15		20420601
133				40	0		20420801
134				22	25	0	20420801
135				5			20420701
136				13	15	100000	20420701
137				47	38		20420801
138				38			20420701
139				5	0		20420701
140				20	25		20420701
141				35	0	250000	20420801
142				16	16		20421101
143				11	0		20420601
144				10	12		20420701
145				21			20420701
146				10	6		20420801
147				1	30		20420701
148				15	0	100000	20420801
149				10	0		20420701
150				20	20	1200000	20420701
151				9	0		20421001
152				18	0		20420701
153				40	40		20420701
154				20	10		20420801
155				7			20420701
156				15	12		20420801
157				12			20420701
158				12	3		20420801
159				14		105000	20420801
160				24			20420801
161				23	23	439175	20420701
162				12	7		20420701
163				21	0	100000	20420801
164				20	7		20420701
165				0	0		20420801
166				12	2	250	20420701
167				10	20	200000	20420701
168				16	16		20420901
169				17	17		20420801
170				0	3	708000	20420701
171				0	0		20420701
172				15	9		20420701
173				15	0		20420801
174				17	1		20420801
175				8	0		20420701
176				20	20		20420801
177				30	0	50000	20420901
178				21			20420901
179				19		200000	20420801
180				4			20420901
181				10	10	500000	20420801
182				0	0		20420801
183				15	0	1115000	20420801
184				0			20420801
185				24	25	1000000	20420801
186				16	5		20420801
187				20	0		20420801
188				23	0	414000	20420801
189				12	8		20420801
190				15		400000	20420901
191				4			20421101
192				6			20420801
193				30	0		20420801
194				31	31		20420801
195				6	11	300000	20421001
196				20			20420801
197				20			20420801
198				0			20420801
199				3	3		20420901
200				16	0	740000	20420901
201				15	0		20420801
202				8			20420801
203				10	10		20420901
204				8	11		20421001
205				21	3	500000	20420901
206				22			20420801
207				15	15		20420801
208				0	25		20420901
209				1	35		20420901
210				10	0		20420901
211				7	11		20420901
212				20	1		20420801
213				0	2		20420801
214				5			20421001
215				19	20		20420901
216				0			20420901
217				24	16	100000	20420901
218				20	4	0	20421001
219				30	8		20420901
220				18	2		20420901
221				9	0		20420901
222				6	6		20420801
223				10	12		20420801
224				17	15		20420801
225				20	15		20420901
226				38	32		20420901
227				4	3	4051	20421001
228				13			20420801
229				13	0	142000	20420901
230				6	0		20420901
231				4	4	10035.95	20420901
232				0			20421001
233				24	0		20420901
234				17	0	100000	20420901
235				27			20421101
236				15	8	57834	20421001
237				35	10		20420901
238				22	15		20420901
239				20	0		20421001
240				42	26	514096	20421001
241				20	0		20420901
242				0	0	115598	20421001
243				17	15	150000	20420801
244				10	2		20421001
245				30	0		20421001
246				22			20420901
247				26	0		20421001
248				17	15		20421001
249				17	12	0	20420901
250				9	10		20420901
251				16	19		20420901
252				3	16		20421001
253				3	0		20420901
254				0	0		20421001
255				31	2	500000	20421101
256				8	8		20420901
257				45			20421001
258				4	10		20420901
259				20	4		20420901
260				8	6		20420901
261				10	8	150000	20421001
262				16	6		20421101
263				12	0		20421001
264				14			20420901
265				30			20421001
266				20	0		20421001
267				15	15		20420901
268				11			20420901
269				17		192046	20421101
270				40	0		20420901
271				6	0		20421001
272				7			20421001
273				25	0	500000	20421001
274				15	20	100000	20421001
275				18	0	750000	20421001
276				27	22		20421001
277				24			20421001
278				30		275000	20421001
279				12	0		20421001
280				7			20421101
281				9	2		20420901
282				12	27		20421001
283				20	27		20421001
284				7	7		20420901
285				6			20421001
286				8	7		20421101
287				33			20421001
288				2	33		20420901
289				12	0		20421001
290				17	0		20421001
291				14	18		20421001
292				1			20421001
293				20	0		20421001
294				5	7		20421001
295				5			20420901
296				40	8		20420901
297				9	9		20421001
298				15	0	150000	20421001
299				21	21	172500	20421001
300				16	8	250000	20421101
301				5			20421001
302				12	10		20421001
303				14			20420901
304				17	7		20421001
305				30	0	281000	20421001
306				5			20421001
307				25	23	215000	20421101
308				20	8		20421101
309				0	15		20420901
310				25	0		20421101
311				28			20420901
312				10	10		20420901
313				9	1		20421001
314				30			20421101
315				9	1		20421001
316				9	1		20421001
317				34	0		20421001
318				20	10		20421001
319				0			20421001
320				21	0		20421001
321				15			20421001
322				2	16		20421001
323				12	0		20421101
324				16	24	235000	20421101
325				30	0		20421001
326				13	14		20421001
327				10	6	500000	20421001
328				20	10		20421001
329				26	19	700000	20421101
330				12	9	490000	20421001
331				15			20421001
332				16	0		20421101
333				17	0		20421001
334				11	5		20421001
335				24	11		20421001
336				15	0	600000	20421101
337				17	20		20421001
338				7	0		20421101
339				20			20421101
340				0	0		20421101
341				12	11		20421101
342				13	15		20421101
343				20	7		20421101
344				37			20420101

	164	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1							Full	Two Years	One Month
2							Full	Two Years	One Month
3							Full	Two Years	One Month
4							Full	Two Years	One Month
5							Full	Two Years	One Month
6							Full	Two Years	Two Months
7							Full	Two Years	One Month
8							Full	Two Years	One Month
9							Full	Two Years	One Month
10							Full	Two Years	One Month
11							Full	Two Years	One Month
12							Full	One Year	One Month
13							Full	Two Years	One Month
14							Full	Two Years	One Month
15							Full	Two Years	One Month
16							Full	Two Years	One Month
17							Full	Two Years	One Month
18							Full	Two Years	One Month
19							Full	Two Years	One Month
20							Full	Two Years	One Month
21							Full	Two Years	One Month
22							Full	Two Years	One Month
23							Full	Two Years	Two Months
24							Full	Two Years	One Month
25							Full	Two Years	One Month
26							Full	Two Years	One Month
27							Full	Two Years	One Month
28							Full	Two Years	One Month
29							Full	Two Years	Two Months
30							Full	Two Years	One Month
31							Full	Two Years	Two Months
32							Full	Two Years	One Month
33							Full	Two Years	Two Months
34							Full	Two Years	One Month
35							Full	Two Years	One Month
36							Full	Two Years	Two Months
37							Full	Two Years	One Month
38							Full	Two Years	Two Months
39							Full	Two Years	One Month
40							Full	Two Years	Two Months
41							Full	Two Years	One Month
42							Full	Two Years	One Month
43							Full	Two Years	Two Months
44							Full	Two Years	One Month
45							Full	Two Years	One Month
46							Full	Two Years	One Month
47							Full	Two Years	One Month
48							Full	Two Years	One Month
49							Full	Two Years	Two Months
50							Full	Two Years	Two Months
51							Full	Two Years	One Month
52							Full	Two Years	One Month
53							Full	Two Years	One Month
54							Full	Two Years	Two Months
55							Full	Two Years	One Month
56							Full	Two Years	One Month
57							Full	Two Years	One Month
58							Full	Two Years	One Month
59							Full	Two Years	One Month
60							Full	Two Years	Two Months
61							Full	Two Years	One Month
62							Full	Two Years	One Month
63							Full	Two Years	One Month
64							Full	Two Years	One Month
65							Full	Two Years	One Month
66							Full	Two Years	One Month
67							Full	Two Years	One Month
68							Full	Two Years	One Month
69							Full	Two Years	Two Months
70							Full	Two Years	One Month
71							Full	Two Years	One Month
72							Full	Two Years	One Month
73							Full	Two Years	One Month
74							Full	Two Years	One Month
75							Full	Two Years	One Month
76							Full	Two Years	One Month
77							Full	Two Years	Two Months
78							Full	Two Years	One Month
79							Full	Two Years	Two Months
80							Full	Two Years	One Month
81							Full	Two Years	One Month
82							Full	Two Years	One Month
83							Full	Two Years	One Month
84							Full	Two Years	Two Months
85							Full	Two Years	One Month
86							Full	Two Years	Two Months
87							Full	Two Years	One Month
88							Full	Two Years	Two Months
89							Full	Two Years	One Month
90							Full	Two Years	One Month
91							Full	Two Years	One Month
92							Full	Two Years	One Month
93							Full	Two Years	Two Months
94							Full	Two Years	One Month
95							Full	Two Years	One Month
96							Full	Two Years	One Month
97							Full	Two Years	One Month
98							Full	Two Years	One Month
99							Full	Two Years	One Month
100							Full	Two Years	One Month
101							Full	Two Years	One Month
102							Full	Two Years	One Month
103							Full	Two Years	One Month
104							Full	Two Years	One Month
105							Full	Two Years	One Month
106							Full	Two Years	One Month
107							Full	Two Years	One Month
108							Full	Two Years	One Month
109							Full	Two Years	Two Months
110							Full	Two Years	One Month
111							Full	Two Years	One Month
112							Full	Two Years	Two Months
113							Full	Two Years	One Month
114							Full	Two Years	One Month
115							Full	Two Years	One Month
116							Full	Two Years	One Month
117							Full	Two Years	One Month
118							Full	Two Years	One Month
119							Full	Two Years	One Month
120							Full	Two Years	One Month
121							Full	Two Years	One Month
122							Full	Two Years	One Month
123							Full	Two Years	One Month
124							Full	Two Years	Two Months
125							Full	Two Years	One Month
126							Full	Two Years	One Month
127							Full	Two Years	One Month
128							Full	Two Years	Two Months
129							Full	Two Years	One Month
130							Full	Two Years	One Month
131							Full	Two Years	Two Months
132							Full	Two Years	One Month
133							Full	Two Years	One Month
134							Full	Two Years	One Month
135							Full	Two Years	One Month
136							Full	Two Years	One Month
137							Full	Two Years	One Month
138							Full	Two Years	One Month
139							Full	Two Years	One Month
140							Full	Two Years	One Month
141							Full	Two Years	One Month
142							Full	Two Years	Two Months
143							Full	Two Years	One Month
144							Full	Two Years	One Month
145							Full	Two Years	Two Months
146							Full	Two Years	One Month
147							Full	Two Years	One Month
148							Full	Two Years	One Month
149							Full	Two Years	One Month
150							Full	Two Years	One Month
151							Full	Two Years	One Month
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ATTACHMENT 2A

SALE AND SERVICING AGREEMENT

Refer to Exhibit 10.1

ATTACHMENT 2B

PURCHASE AGREEMENT

EXECUTION VERSION

FLOW MORTGAGE LOAN SALE AND SERVICING AGREEMENT

between

FIRST REPUBLIC BANK

as Seller and as Servicer,

and

RBS FINANCIAL PRODUCTS INC.

as Purchaser

September 7, 2012

Performing Residential Mortgage Loans

(Servicing Retained)

		Page

SECTION 1. Definitions.		1

SECTION 2. Purchase and Conveyance.		12

SECTION 3. Mortgage Loan Schedule.		12

SECTION 4. Purchase Price.		12

SECTION 5. Examination of Mortgage Files.		12

SECTION 6. Delivery of Mortgage Loan Documents.		13

Subsection 6.01.	Possession of Mortgage Files.	13

Subsection 6.02.	Books and Records.	13

Subsection 6.03.	Delivery of Mortgage Loan Documents.	14

Subsection 6.04.	Helping Families Act Notice.	14

SECTION 7. Representations, Warranties and Covenants; Remedies for Breach.		14

Subsection 7.01.	Representations and Warranties Regarding Individual Mortgage Loans.	14

Subsection 7.02.	Seller and Servicer Representations.	24

Subsection 7.03.	Repurchase; Substitution.	26

Subsection 7.04.	Repurchase of Mortgage Loans With Early Payment Default.	29

Subsection 7.05.	Purchase Price Protection.	29

SECTION 8. Closing.		29

Subsection 8.01.	Closing Conditions.	29

Subsection 8.02.	Closing Documents.	30

SECTION 9. [Reserved.]		31

SECTION 10. Costs.		30

SECTION 11. Administration and Servicing of Mortgage Loans.		31

Subsection 11.01.	Servicer to Act as Servicer; Subservicing.	31

Subsection 11.02.	Liquidation of Mortgage Loans.	33

Subsection 11.03.	Collection of Mortgage Loan Payments.	33

Subsection 11.04.	Establishment of Custodial Account; Deposits in Custodial Account.	33

Subsection 11.05.	Withdrawals From the Custodial Account.	35

Subsection 11.06.	Establishment of Escrow Account; Deposits in Escrow Account.	36

Subsection 11.07.	Withdrawals From Escrow Account.	36

i

(continued)

ii

(continued)

EXHIBITS

EXHIBIT 1	MORTGAGE LOAN DOCUMENTS

EXHIBIT 2	CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 3	UNDERWRITING GUIDELINES

EXHIBIT 4	MORTGAGE LOAN SCHEDULE DATA FIELDS

EXHIBIT 5	FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 6	FORM OF PPTL

EXHIBIT 7	[RESERVED]

EXHIBIT 8	FORM OF NOTICE OF SALE OF OWNERSHIP OF MORTGAGE LOAN

EXHIBIT 9	[RESERVED]

ADDENDUM I	REGULATION AB COMPLIANCE ADDENDUM

iii

FLOW MORTGAGE LOAN SALE AND SERVICING AGREEMENT

THIS FLOW MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the “Agreement”), dated as of September 7, 2012, is hereby executed by and between RBS FINANCIAL PRODUCTS INC., a Delaware corporation, having an office at 600 Washington Boulevard, Stamford, CT 06901, as purchaser (the “Purchaser”), and FIRST REPUBLIC BANK, a California corporation having an office at 111 Pine Street, San Francisco, California 94111, as seller (the “Seller”) and as servicer (the “Servicer”).

WITNESSETH:

WHEREAS, the Seller has agreed to sell from time to time to the Purchaser, and the Purchaser has agreed to purchase from time to time from the Seller, certain conventional, residential, first-lien mortgage loans (the “Mortgage Loans”) as described herein on a servicing-retained basis, and which shall be delivered as whole loans as provided herein; and

WHEREAS, the Mortgage Loans will be sold by the Seller and purchased by the Purchaser as pools or groups of whole loans, servicing retained (each, a “Mortgage Loan Package”) on the various Closing Dates as provided herein; and

WHEREAS, each of the Mortgage Loans will be secured by a mortgage, deed of trust or other security instrument creating a first lien on a Mortgaged Property located in the jurisdiction indicated on the related Mortgage Loan Schedule which will be annexed to a PPTL (as defined herein) on the related Closing Date; and

WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:

SECTION 1. Definitions.

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

Adjustable Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

Agency Transfer: As defined in Section 32 of this Agreement.

Agreement: This Flow Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

ALTA: The American Land Title Association or any successor thereto.

Anti-Money Laundering Laws: As defined in Section 7.01(h).

Applicable Law: All applicable federal, state or local laws, rules and regulations and any other applicable requirements of any government or agency or instrumentality.

Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value (or Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value (or Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Arbitrator: A person who is not affiliated with the Seller, Purchaser or Servicer, who is a member of the American Arbitration Association.

Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

Assumed Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date after application of payments due on or before the Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan pursuant to Subsection 11.15 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Subsection 11.17.

Balloon Mortgage Loan: A Mortgage Loan that provided on the date of origination for monthly payments up to but not including the maturity date based on an amortization extending beyond its maturity date.

Balloon Payment: With respect to any Balloon Mortgage Loan as of any date of determination, the final payment payable on the maturity of such Mortgage Loan, which shall include the entire remaining principal balance.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York or the State of California, or (iii) a day on which banks in the State of New York or the State of California are authorized or obligated by law or executive order to be closed.

Closing Date: The date or dates, set forth in the related PPTL, on which the Purchaser will purchase and the Seller will sell the Mortgage Loans identified therein.

CLTA: The California Land Title Association or any other successor thereto.

CLTV: Combined Loan-to-Value Ratio.

Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Commission: The United States Securities and Exchange Commission.

Condemnation Proceeds: All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Consumer Information: Any personally identifiable information in any form (written electronic or otherwise) relating to a Mortgagor, including, but not limited to: a Mortgagor’s name, address, telephone number, Mortgage Loan number, Mortgage Loan payment history, delinquency status, insurance carrier or payment information, tax amount or payment information; the fact that the Mortgagor has a relationship with the Seller or the originator of the related Mortgage Loan; and any other non-public personally identifiable information.

2

Convertible Mortgage Loan: An Adjustable Rate Mortgage Loan that by its terms and subject to certain conditions allows the Mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate.

Cooperative Corporation: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Cooperative Leases or similar arrangements.

Cooperative Lease: The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Cooperative Loan: A Mortgage Loan that is secured by a first lien on and perfected security interest in Cooperative Shares and the related Cooperative Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Project: With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares: With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

Cooperative Unit: With respect to a Cooperative Loan, a specific unit in a Cooperative Project.

Credit Score: With respect to any Mortgage Loan, the credit score of the related primary Mortgagor provided by Experian/Fair Isaac or such other organization acceptable to the Purchaser providing credit scores at the time of origination of such Mortgage Loan. If two credit scores are obtained, the Credit Score shall be the lower of the two credit scores. If three credit scores are obtained, the Credit Score shall be the middle of the three credit scores. There is only one (1) Credit Score for any loan regardless of the number of borrowers and/or applicants. The minimum Credit Score for each Mortgage Loan will be in accordance with the Seller's Underwriting Guidelines.

Custodial Account: As defined in Subsection 11.04.

Custodial Account Letter Agreement: Written confirmation of the existence of the Custodial Account.

Customary Servicing Procedures: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates, or as such mortgage servicing practices may change from time to time, in all cases consistent with Applicable Law.

Cut-off Date: With respect to each Mortgage Loan, the first day of the month of the related Closing Date as set forth in the related PPTL.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement.

Determination Date: With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the preceding Business Day) of the month in which such Remittance Date occurs.

Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

3

Due Period: With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity the short-term unsecured debt obligations of which have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein or (iii) any other account acceptable to each Rating Agency. If the short-term credit rating of the depository institution or trust company that maintains the account or accounts falls below the highest short-term rating of any Rating Agency, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments: Any one or more of the following obligations or securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to (a) any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or in the highest rating category with respect to short-term obligations at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating categories by each Rating Agency at the time of such investment;

4

(vi)        any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

(vii)       any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt or in the highest rating category with respect to short-term obligations.

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par.

Escrow Account: As defined in Subsection 11.06.

Escrow Account Letter Agreement: Written confirmation of the existence of the Escrow Account.

Escrow Payments: The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Event of Default: Any one of the conditions or circumstances enumerated in Subsection 13.01.

Fannie Mae: The entity formerly known as the Federal National Mortgage Association or any successor thereto.

Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto in effect as of any date of determination.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

FDPA: The Flood Disaster Protection Act of 1973, as amended.

FHFA: The Federal Housing Finance Agency or any successors thereto.

Fidelity Bond: The fidelity bond required to be obtained by the Servicer pursuant to Subsection 11.12.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

First Remittance Date: With respect to each Mortgage Loan Package, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the calendar month immediately following the Closing Date; provided, however, if the Transfer Date is not one (1) or more Business Days prior to the first day of such calendar month, such date will be the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the next succeeding calendar month.

Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation or any successor thereto.

5

Freddie Mac Guide: The Freddie Mac Single Family Seller/Servicer Guide and all amendments or additions thereto in effect as of any date of determination.

Full Prepayment: Any payment of the entire principal balance of a Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

GAAP: Generally accepted accounting principles consistently applied.

Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

Helping Families Act: The Helping Families Save Their Homes Act of 2009, as amended and in effect from time to time.

HUD: The United States Department of Housing and Urban Development or any successor thereto.

Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

Initial Rate Cap: With respect to each Adjustable Rate Mortgage Loan and the initial Adjustment Date therefor, a number of percentage points per annum that is set forth in the Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies, including any Primary Mortgage Insurance Policy, insuring the Mortgage Loan or the related Mortgaged Property.

IO Adjustable Rate Mortgage Loan: An Adjustable Rate Mortgage Loan with respect to which accrued interest only is payable by a Mortgagor on each Due Date until the IO Conversion Date.

IO Conversion Date: With respect to an IO Adjustable Rate Mortgage Loan, the date that references the end of the “interest only period” applicable thereto.

Lifetime Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

Liquidation Proceeds: The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.

Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

LPMI: Lender paid mortgage insurance.

LTV: Loan-to-Value Ratio.

Master Servicer: With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

6

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

Minimum Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased.

Monthly Payment: With respect to each Mortgage Loan, the scheduled monthly payment due on any Due Date allocable to principal and/or interest pursuant to the terms of the related Mortgage Note.

Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note; provided, that, with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.

Mortgage File: With respect to each Mortgage Loan, all documents directly involved in and/or used to make decisions with respect to the origination, underwriting (including documented compensating factors pertaining to exceptions) and servicing of the Mortgage Loan, including but not limited to the documents specified in Exhibit 2, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed by the Initial Rate Cap, the Periodic Rate Cap, the Minimum Interest Rate and the Lifetime Rate Cap, if any.

Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents: With respect to any Mortgage Loan, the documents listed in Exhibit 1 hereto.

Mortgage Loan Package: The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related PPTL.

Mortgage Loan Remittance Rate: With respect to any Mortgage Loan as of any date of determination, the annual rate of interest payable to the Purchaser, which shall be equal to the then applicable related Mortgage Interest Rate minus the related Servicing Fee Rate.

Mortgage Loan Schedule: The schedule of Mortgage Loans for each Mortgage Loan Package subject to this Agreement identified on a Schedule I to the related PPTL setting forth each of the applicable Mortgage Loan Schedule Data Fields.

Mortgage Loan Schedule Data Fields: The schedule of data fields with respect to each Mortgage Loan, set forth on Exhibit 4.

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Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage or, in the case of a Cooperative Loan, secured by the Cooperative Shares and the Cooperative Lease.

Mortgaged Property: The Mortgagor’s property securing repayment of a related Mortgage Note, consisting of either (i) a fee simple interest in a single parcel of real property improved by a Residential Dwelling, or (ii) in the case of a Cooperative Loan, the related Cooperative Shares and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Note, or the related Cooperative Unit, as applicable.

Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor: The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor’s or mortgagor’s successors in title to the Mortgaged Property.

Officer’s Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President of the Person on behalf of whom such certificate is being delivered.

Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given (unless the opinion addresses REMIC or other tax matters, in which case the opinion must be provided by independent outside counsel experienced in such matters), reasonably acceptable to each Person to whom such opinion is addressed.

P&I Advance: As defined in Subsection 11.17.

Partial Prepayment: Any payment of principal on a Mortgage Loan, other than a Full Prepayment, which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Periodic Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate, on any Adjustment Date as provided in the related Mortgage Note, if applicable.

Person: An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Pledge Agreement: The specific agreement creating a first lien on and pledge of the Cooperative Shares and the related Cooperative Lease securing a Cooperative Loan.

Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

Prepayment Interest Shortfall: As to any Remittance Date and any Mortgage Loan, (a) if such Mortgage Loan was the subject of a Full Prepayment during the related Principal Prepayment Period, the excess of one month’s interest (adjusted to the Mortgage Loan Remittance Rate) on the Assumed Principal Balance of such Mortgage Loan outstanding immediately prior to such prepayment, over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) actually paid by the Mortgagor in respect of such Principal Prepayment Period, and (b) if such Mortgage Loan was the subject of a Partial Prepayment during the related Principal Prepayment Period, an amount equal to the excess of one month’s interest at the Mortgage Loan Remittance Rate on the amount of such Partial Prepayment, over the amount of interest actually paid by the Mortgagor in respect of such Partial Prepayment during such Principal Prepayment Period.

Primary Mortgage Insurance Policy: A policy of primary mortgage guaranty insurance.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

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Principal Prepayment Period: As to any Remittance Date, the calendar month preceding the calendar month in which such Remittance Date occurs.

Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans included in the related Mortgage Loan Package, as calculated pursuant to Section 4 and the related PPTL.

Purchase Price Percentage: For each Mortgage Loan included in a Mortgage Loan Package, the percentage of par set forth in the related PPTL that is used to calculate the Purchase Price of the Mortgage Loans included in such Mortgage Loan Package.

PPTL: With respect to each Mortgage Loan and Mortgage Loan Package, the Purchase Price and Terms Letter, substantially in the form of Exhibit 6 attached hereto, confirming the sale by Seller and the purchase by the Purchaser of the Mortgage Loan Package on the related Closing Date.

Purchaser: The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae and Freddie Mac.

Rating Agencies: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, Moody’s Investors Service, Inc., Fitch, Inc., DBRS, Inc. and, if specified in any related Securitization Transaction, any other nationally recognized statistical rating organization or their respective successors, or any successor in interest thereto.

Reconciled Market Value: The estimated market value of the Mortgaged Property or REO Property that is reasonably determined by the Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with Customary Servicing Procedures.

Reconstitution Agreement: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Reconstitution Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Securitization Transaction as provided in Subsection 32.01.

Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Securitization Transaction pursuant to Section 32 hereof. On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Seller shall service such Mortgage Loans under the Reconstitution Agreement and shall cease to service such Mortgage Loans under this Agreement.

Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

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Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Regulation AB Compliance Addendum: Addendum I attached hereto and incorporated herein by reference thereto.

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of any month, beginning with the First Remittance Date with respect to each Mortgage Loan Package.

REO Disposition: The final sale by the Servicer or the Purchaser of an REO Property.

REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Subsection 11.13.

REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure, as described in Subsection 11.13.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the product of the Purchase Price Percentage and the Stated Principal Balance of the Mortgage Loan, plus, (ii) interest on such outstanding principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, plus, (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased; provided, however, that if at the time of repurchase the Servicer is not the Seller or an affiliate of the Seller, the amount described in clause (ii) shall be computed at the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a mobile or manufactured home.

Rule 15Ga-1: Rule 15Ga-1 under the Securities Exchange Act of 1934.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly by the Purchaser to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller: First Republic Bank, or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

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Servicer: First Republic Bank, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

Servicing Advances: All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 11.08.

Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of the applicable Servicing Fee Rate and the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 11.05.

Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related PPTL, which such rate will be increased by the amount of any increase in the Mortgage Interest Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account.

Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Servicer, as such list may be amended from time to time.

Stated Principal Balance: As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous modification to the Mortgage Loan, Principal Prepayments and Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

Substitute Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, be approved by the Purchaser and meet the conditions described in Section 7.03(b) of this Agreement.

Transfer Date: The date or dates, set forth in the related PPTL, on which the servicing related provisions of this Agreement will become effective and the Servicer will begin servicing the Mortgage Loans for the benefit of the Purchaser.

Underwriting Guidelines: The written underwriting guidelines in effect as of the origination date of such Mortgage Loans, attached hereto as Exhibit 3, as may be updated and incorporated into Exhibit 3 from time to time by attaching such updates to the PPTL.

USA Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

USPAP: The Uniform Standards of Professional Appraisal Practice, as amended and in effect from time to time.

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Whole Loan Transfer: Any sale or transfer by the Purchaser of some or all of the Mortgage Loans (including an Agency Transfer), other than a Securitization Transaction.

SECTION 2. Purchase and Conveyance.

The Seller agrees to sell and the Purchaser agrees to purchase from time to time, without recourse, but subject to the terms of this Agreement and on a servicing retained basis, all right, title and interest of the Seller in and to the Mortgage Loans in a Mortgage Loan Package having a Stated Principal Balance in an amount as set forth in the related PPTL, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loan Package accepted by the Purchaser on the related Closing Date, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein, other than the servicing rights to such Mortgage Loans.

With respect to each Mortgage Loan, the Purchaser shall own and be entitled to (1) the principal portion of all Monthly Payments due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that the principal portion of all Monthly Payments due on or before the related Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date).

SECTION 3. Mortgage Loan Schedule.

The Seller shall deliver the Mortgage Loan Schedule (which will be annexed to the related PPTL and delivered in electronic form) to the Purchaser at least two (2) Business Days prior to the related Closing Date.

SECTION 4. Purchase Price.

The Purchase Price for the Mortgage Loans being acquired on a Closing Date shall be equal to the sum of (a) the product of (i) the Purchase Price Percentage stated in the related PPTL (subject to adjustment as provided therein) and (ii) the aggregate unpaid principal balance as of the Cut-off Date of the Mortgage Loans listed on the related Mortgage Loan Schedule, plus (b) an amount equal to accrued interest on the unpaid principal balance of each Mortgage Loan at the Mortgage Loan Remittance Rate of such Mortgage Loan from the date through which interest on such Mortgage Loan has been paid through the day prior to the related Closing Date, both inclusive (with interest calculated on the basis of a three hundred sixty (360)-day year consisting of twelve (12) thirty (30)-day months) (the “Purchase Price”). If so provided in the related PPTL, portions of the Mortgage Loans shall be priced separately.

The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans shall be paid on the related Closing Date by wire transfer of immediately available funds.

SECTION 5. Examination of Mortgage Files.

The Seller shall, at the direction of the Purchaser, deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased on the related Closing Date, the related Mortgage File in hard copy or in digital format. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. In connection with any such examination, the Purchaser and its designee may contact any Mortgagor or any employer of a Mortgagor or any other third party only for the express purpose of verification of employment information in the Mortgage File, without the prior written consent of the Seller. If the Purchaser makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related PPTL, the terms of this Agreement or the Purchaser's underwriting standards, such Mortgage Loans may, at the Purchaser's option, be rejected for purchase by the Purchaser. If not purchased by the Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loan package without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s (or any of its successors’) rights to demand repurchase or other relief or remedy provided for in this Agreement.

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SECTION 6. Delivery of Mortgage Loan Documents.

Subsection 6.01.         Possession of Mortgage Files.

Originals or copies of all documents listed on Exhibit 2 and comprising the Mortgage File, other than the Mortgage Loan Documents, shall be delivered to the Purchaser or its designee on or prior to the related Closing Date. Originals of the contents of each Mortgage File not delivered to the Purchaser or the custodian appointed by the Purchaser are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof and shall be available for review by the Purchaser upon request. The Servicer’s possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only. The copies of the Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser. The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 of this Agreement or if required under Applicable Law.

Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller’s obligations hereunder.

If the Purchaser or its designee discovers any defect that is a breach of a representation or warranty contained in Section 7.01 or Section 7.02 herein with respect to any document constituting part of a Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller and the Seller shall cure or repurchase such Mortgage Loan in accordance with Section 7.03.

Subsection 6.02.         Books and Records.

The sale of each Mortgage Loan will be reflected on the Seller’s balance sheet and other financial statements as a sale of assets by the Seller. The Seller shall maintain a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Seller’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

The Purchaser shall have the right, at its expense, upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, to examine and audit any and all of the books, records or other information of the Seller whether held by the Seller or by another on behalf of the Seller which relate to the Mortgage Loans or the performance or observance by the Seller of the terms, covenants or conditions of this Agreement, and to discuss such books, records or other information with an officer or employee of the Seller who is knowledgeable about the matters contained therein, upon Purchaser's reasonable request.

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Subsection 6.03.         Delivery of Mortgage Loan Documents.

The Seller shall deliver and release to the Purchaser or the custodian appointed by the Purchaser the Mortgage Loan Documents no later than five (5) Business Days prior to the related Closing Date or, upon the request of the Purchaser, earlier, if necessary or desirable to facilitate a review. If the Seller cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 120 days from the Closing Date, deliver such original recorded documents to the Purchaser or the appointed custodian (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 120 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, the Seller shall deliver such document to Purchaser, or the appointed custodian, within such time period as specified in a Seller’s Officer’s Certificate. In the event that documents have not been received by the date specified in the Seller’s Officer’s Certificate, a subsequent Seller’s Officer’s Certificate shall be delivered by such date specified in the prior Seller’s Officer’s Certificate, stating a revised date for receipt of documentation. The procedure shall be repeated until the documents have been received and delivered. The Seller shall use its best efforts to effect delivery of all delayed recorded documents within 180 days of the related Closing Date. If delivery of all Mortgage Loan Documents with respect to any Mortgage Loan is not completed within 360 days of the related Closing Date then, at Purchaser’s option, the Seller shall repurchase such Mortgage Loan in such manner set forth in Section 7.03.

The Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into within one week of their execution and shall also provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within five (5) days of its return from the appropriate public recording office.

Subsection 6.04.         Helping Families Act Notice.

Within thirty (30) days following the Closing Date in respect of a Mortgage Loan, the Seller shall furnish to the borrower of such Mortgage Loan the notice required by, and in accordance with, Section 404 of the Helping Families Act. In addition, in connection with any Securitization Transaction with respect to any of the Mortgage Loans, the Seller shall furnish to each related borrower, within thirty (30) days following the closing date with respect to such Securitization Transaction, a notice with respect to such assignment substantially in the form of Exhibit 8 attached hereto (using information provided to Seller by Purchaser), which notice shall identify the Securitization Transaction trust as the new owner of the Mortgage Loan and include any other information required by the Helping Families Act.

SECTION 7. Representations, Warranties and Covenants; Remedies for Breach.

Subsection 7.01.         Representations and Warranties Regarding Individual Mortgage Loans.

The Seller and, solely as specified below, the Servicer, hereby represent and warrant to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date or such other date specified herein:

(a)          Property Valuation: Each Mortgage File contains a written appraisal prepared by an appraiser licensed or certified by the applicable governmental body in which the mortgaged property is located and in accordance with the requirements of Title XI of FIRREA. The appraisal was written, in form and substance, to (i) customary Fannie Mae or Freddie Mac standards for mortgage loans of the same type as such Mortgage Loans and (ii) USPAP standards, and satisfies applicable legal and regulatory requirements. The appraisal was made and signed prior to the final approval of the Mortgage Loan application. The person performing any property valuation (including an appraiser) received no benefit from, and such person's compensation or flow of business from the originator was not affected by, the approval or disapproval of the Mortgage Loan. The selection of the person performing the property valuation was made independently of the broker (where applicable) and the originator's loan sales and loan production personnel. The selection of the appraiser met the criteria of Fannie Mae and Freddie Mac for selecting an independent appraiser.

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(b)          Income/Employment/Assets: With respect to each Mortgage Loan the originator verified the borrower's income, employment, and assets in accordance with its written Underwriting Guidelines and employed procedures designed to authenticate the documentation supporting such income, employment, and assets.

(c)          Occupancy: The originator has given due consideration to factors, including but not limited to, other real estate owned by the borrower, commuting distance to work, appraiser comments and notes, the location of the property and any difference between the mailing address active in the servicing system and the subject property address to evaluate whether the occupancy status of the property as represented by the borrower is reasonable. All owner occupied properties are occupied by the owner as of the Closing Date.

(d)          Data: The information set forth in the related Mortgage Loan Schedule, including any diskette or other related data tapes sent to the Purchaser, is complete, true and correct in all material respects. The information on the Mortgage Loan Schedule and the information provided are consistent with the contents of the originator's and the Seller’s records and the Mortgage File. Any seller or builder concession has been subtracted from the appraised value of the mortgaged property for purposes of determining the LTV and CLTV. Except for information specified to be as of the origination date of the Mortgage Loan, the Mortgage Loan Schedule contains the most current information possessed by the originator and the Seller. No appraisal or other property valuation referred to or used to determine any data listed on the Mortgage Loan Schedule was more than 3 months old at the time of the Mortgage Loan closing.

(e)           Fraud: No fraud; material misrepresentation, error or omission; negligence or similar occurrence has taken place in connection with the origination or servicing of the Mortgage Loan on the part of (1) the originator, (2) the borrower, (3) any mortgage broker or correspondent, (4) any appraiser, escrow agent, closing attorney, title company or other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan or (5) the Servicer.

(f)           Underwriting: Each Mortgage Loan either (i) was underwritten in conformance with the originator's Underwriting Guidelines in effect at the time of origination without regard to any underwriter discretion or (ii) if not underwritten in conformance with the originator's guidelines, has reasonable and documented compensating factors. The methodology used in underwriting the extension of credit for the Mortgage Loan includes objective mathematical principles that relate to the relationship between the borrower's income, assets and liabilities and the proposed payment. The credit score used in applying the originator's Underwriting Guidelines was the Credit Score.

(g)          Mortgage Insurance: Except as indicated for pledged asset loans, if a Mortgage Loan has an LTV greater than 80%, the Mortgage Loan has mortgage insurance in accordance with the terms of the Fannie Mae Guide or the Freddie Mac Guide and is insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect and all premiums due thereunder have been paid. No action, inaction or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. To the extent a Mortgage Loan is insured under an LPMI policy, the Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such premium.

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(h)          Regulatory Compliance: Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects. The servicing of each Mortgage Loan prior to the related Closing Date complied in all material respects with all then-applicable federal, state and local laws. No Mortgage Loan is a “high cost” or “covered” loan, as defined by any applicable federal, state or local predatory or abusive lending law, and no Mortgage Loan has a percentage listed under the Indicative Loss Severity Column (the column that appears in the Standard & Poor's Anti-Predatory Lending Law Update Table, included in the then-current Standard & Poor's LEVELS® Glossary of Terms on Appendix E). No Mortgage Loan secured by property located in the State of Georgia was originated on or after October 1, 2002 and prior to March 7, 2003. No Mortgage Loan originated on or after March 7, 2003 is a “high cost home loan” as defined under the Georgia Fair Lending Act. No borrower was encouraged or required to select a loan product offered by an originator that was a higher cost product designed for less-creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify, taking into account credit history and debt-to-income ratios, for a lower cost credit product then offered by such originator or any affiliate of such originator. There does not exist on the related Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation including, without limitation, asbestos. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of such Mortgaged Property. The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. Any breach of any representations made in this clause (h) shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan to the extent such breach is not cured as set forth in Section 7.03(a).

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(i)           Borrower: As of the related Closing Date, the Mortgagor is not in bankruptcy and is not insolvent and no circumstances or conditions exist with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or marketability of the Mortgage Loan. The Mortgagor is either (1) a natural person who is legally permitted to reside in the United States, (2) an inter-vivos trust acceptable to Fannie Mae or (3) a borrower with respect to a Mortgage Loan that is subject to a personal guaranty. No borrower had a prior bankruptcy in the last seven years. No borrower previously owned a property in the last seven years that was the subject of a foreclosure during the time the borrower was the owner of record.

(j)           Source of Loan Payments: No loan payment has been escrowed as part of the loan proceeds on behalf of the borrower. No payments due and payable under the terms of the Mortgage Note and Mortgage or deed of trust, except for seller or builder concessions, have been paid by any person who was involved in, or benefited from, the sale or purchase of the Mortgaged Property or the origination, refinancing, sale, purchase or servicing of the Mortgage Loan other than the borrower.

(k)          Down Payment: The borrower has contributed at least 5% of the Purchase Price with his/her own funds.

(l)           No Prior Liens: The Seller is the sole owner and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain the Mortgage File in trust for the Purchaser. Each sale of the Mortgage Loan from any prior owner or the Seller was in exchange for fair equivalent value, and the prior owner or the Seller, as applicable, was solvent both prior to and after the transfer and had sufficient capital to pay and was able to pay its debts as they would generally mature. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, was not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest. The Seller has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for purposes of servicing the Mortgage Loan as set forth in this Agreement.

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(m)          Enforceability and Priority of Lien: The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property, and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage. The related original Mortgage has been recorded or is in the process of being recorded.

(n)          Complete Mortgage Files: Except as provided in Section 6.03, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other Mortgage Loan Documents set forth in Exhibit 2 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File including all documents used in the qualification of the borrower except for such documents as have been delivered to the Purchaser or its designee. In the event the Mortgage is a deed of trust, a trustee, authorized and duly qualified under Applicable Law to serve as such, has been properly designated, is named in the Mortgage and currently so serves, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the borrower.

(o)          No Modifications: The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any material respect, except by a written instrument that, if required by Applicable Law, has been recorded or is in the process of being recorded. The substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by such policies, the terms of such waiver, alteration or modification have been reflected in the Mortgage Loan Schedule and the written instrument reflecting such terms has been included in the Mortgage File. No Mortgagor has been released, in whole or in part, from the terms of the Mortgage Note and the Mortgage, except in connection with an assumption agreement which is part of the Mortgage File and the terms of which are reflected in the related Mortgage Loan Schedule. The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor.

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(p)           Taxes Paid: All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid by the borrower, or escrow funds from the borrower have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

(q)           No Damage/Condemnation: Each Mortgaged Property is undamaged by waste, fire, hurricane, earthquake or earth movement, windstorm, flood, tornado or other casualty adversely affecting the value of a Mortgaged Property or the use for which the premises were intended, and each Mortgaged Property is in substantially the same condition it was at the time the most recent Appraised Value was obtained. There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property.

(r)            Fee Simple Estate / No Encroachments / Compliance with Zoning: The Mortgage creates a first lien or a first priority ownership interest in the Mortgaged Property securing the related Mortgage Note. All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit), no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (v) below and all improvements on the property comply with all applicable building, zoning and subdivision laws, regulations and ordinances.

(s)           Legally Occupied: As of the related Closing Date, the Mortgaged Property is lawfully occupied under Applicable Law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(t)            Mortgage Loan Legal and Binding: The Mortgage Note, the Mortgage, any intervening assignments of the Mortgage and other agreements executed in connection therewith are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles. The Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note, the Mortgage, any intervening assignments of the Mortgage and other agreements executed in connection therewith, had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(u)           Proceeds Fully Disbursed / Recording Fees Paid: The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

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(v)         Existence of Title Insurance: Each Mortgage Loan (except (1) any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received and (2) any Mortgage Loan secured by Cooperative Shares) is covered by an ALTA lender's title insurance policy or other form of policy or insurance generally acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (m)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such policy affirmatively insures ingress and egress to and from the Mortgaged Property. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy; such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer; and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related PPTL. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. No originator, seller or prior owner of a mortgage loan or other Person has provided or received any unlawful fee, commission, kickback, or other compensation or value of any kind in connection with the title insurance policy.

(w)          Hazard Insurance: All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by the Freddie Mac Guides, in an amount representing coverage not less than the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loans and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If required by the FDPA, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and conforming to Fannie Mae and Freddie Mac requirements, in an amount not less than the amount required by the FDPA. Such policy was issued by an insurer acceptable under the Fannie Mae Guides or the Freddie Mac Guides. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. All such standard hazard and flood policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee; such clause is still in effect and all premiums due on any such policies have been paid in full. No obligated party or borrower, or any other Person, has engaged in any act or omission that would impair the coverage of any such insurance policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either, including, without limitation, the provision or receipt of any unlawful fee, commission, kickback, or other compensation or value of any kind. No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any such insurance policies, regardless of the cause of such failure of coverage.

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(x)          No Default: There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration. No foreclosure action is currently threatened or has been commenced with respect to any Mortgaged Property.

(y)          No Rescission: The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. The Mortgagor was not a debtor at the time of origination of the Mortgage Loan and is not currently a debtor in any state or federal bankruptcy or insolvency proceeding.

(z)          Enforceable Right of Foreclosure: The Mortgage relating to a Mortgaged Property contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against such Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgage.

(aa)         Mortgaged Property is 1-4 Family: The Mortgaged Property consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development or, in the case of a Cooperative Loan, consists of the related Cooperative Unit; provided, however, that no residence or dwelling is a mobile or manufactured home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes.

(bb)         Mortgage Loan Qualifies for REMIC: Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(l).

(cc)         Lost Note Affidavit: With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note is no longer in existence, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note;

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(dd)         Doing Business: All parties which have had any interest in the Mortgage, whether as Mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (B) (1) organized under the laws of such state, (2) qualified to do business in such state, (3) a federal savings and loan association, a national bank, a Federal Home Loan Bank or a savings bank having principal offices in such state or (4) not doing business in such state.

(ee)         Loans Current / Prior Delinquencies: All payments due on a Mortgage Loan on or prior to the related Closing Date have been made as of the related Closing Date, such Mortgage Loan is not delinquent in payment by more than thirty (30) days and no payment with respect to such Mortgage Loan has been delinquent during the preceding twelve-month period; no payment made on such Mortgage Loan has been dishonored; there are no material defaults under the terms of such Mortgage Loan; and neither the Seller nor any other party has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

(ff)          [Reserved.]

(gg)        Acceleration of Payments: The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder.

(hh)         [Reserved.]

(ii)          Leasehold Interest Representation And Warranty: To the extent the Mortgage Loan is secured by a leasehold interest: (1) the borrower is the owner of a valid and subsisting interest as tenant under the lease and is not in default thereunder, (2) the lease is in full force and effect, and is unmodified, (3) all rents and other charges have been paid when due, (4) the lessor under the lease is not in default, (5) the execution, delivery, and performance of the Mortgage do not require the consent (other than the consents that have been obtained and are in full force and effect) under, and will not violate or cause a default under, the terms of the lease, (6) the lease is assignable or transferable, (7) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note, (8) the lease does not provide for termination of the lease in the event of the borrower's default without written notice to the Mortgagee and a reasonable opportunity to cure the default, (9) the lease permits the mortgaging of the related Mortgaged Property and (10) the lease protects the Mortgagee's interests in the event of a property condemnation.

(jj)           Sole Collateral: With respect to any Mortgage Loan that is not a Cooperative Loan, as of the related Closing Date, the Mortgage Note is not and has not been secured by any collateral other than the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (m) above, and such collateral does not serve as security for any other obligation.

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(kk)         Full Disclosure: The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by Applicable Law with respect to the making of fixed rate or adjustable rate mortgage loans, as applicable.

(ll)          No Graduated Payments: The Mortgage Loan does not contain “graduated payment” features, does not have a shared appreciation or other contingent interest feature and does not contain any buydown provisions.

(mm)       No Negative Amortization Loans, All 30 Year Mortgages: The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof (except in the case of interest only loans) and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization.

(nn)         Recordable: As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(oo)        Payment Terms: Payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest (if not an interest only loan), with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization.

(pp)         [Reserved.]

(qq)         Servicemembers’ Civil Relief Act: The Mortgagor has not notified the Seller that it is requesting relief under the Servicemembers' Civil Relief Act, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act.

(rr)          Construction: As of the related Closing Date, no Mortgage Loan was in construction or rehabilitation status and no trade-in or exchange of a Mortgaged Property has been facilitated.

(ss)         Qualified Lender: The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution supervised and examined by a federal or state authority.

(tt)          No Ground Leases: No Mortgaged Property is subject to a ground lease.

(uu)        No Additional Fees: With respect to any broker fees collected and paid on any of the Mortgage Loans, all such fees have been properly assessed to the Mortgagor and no claims will arise as to such fees that are double charged and for which the Mortgagor would be entitled to reimbursement.

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(vv)         Home Ownership and Equity Protection Act 1994: None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

(ww)       No Single Credit Insurance: None of the proceeds of the Mortgage Loan were used to finance single premium credit insurance policies.

(xx)         Principal Advances: Any principal advances made to the Mortgagor prior to the related Closing Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

(yy)        Interest Calculation: Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.

(zz)         No Balloon Loans: No Mortgage Loan is a Balloon Mortgage Loan.

(aaa)       MERS Loans: With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded. With respect to each MERS Mortgage Loan, the Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS.

(bbb)      Credit Reporting: With respect to each Mortgage Loan which has been (or becomes) delinquent 30 days or more at least once since origination, the Seller has fully and accurately furnished complete (favorable or unfavorable) information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information in accordance with the Fair Credit Reporting Act and its implementing regulations.

Subsection 7.02.         Seller and Servicer Representations.

The Seller and the Servicer hereby represent and warrant to the Purchaser that, as to itself as of the related Closing Date:

(a)          It is a California corporation, duly organized, validly existing, and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it. It is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac. It has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the Purchaser, evidences the legal, valid, binding and enforceable obligation of it, subject to Applicable Law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with the terms of this Agreement.

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(b)          No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained.

(c)          The consummation of the transactions contemplated by this Agreement are in its ordinary course of business and will not result in the breach of any term or provision of its articles of association or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.

(d)          Its transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(e)          There is no action, suit, proceeding or investigation pending or, to its best knowledge, threatened against it which, either individually or in the aggregate, would result in any material adverse change in its business, operations, financial condition, properties or assets, or in any material impairment of its right or ability to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with its obligations contemplated herein, or which would materially impair its ability to perform under the terms of this Agreement.

(f)          The Seller is not in material default under any agreement, contract, instrument or indenture to which the Seller is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Seller to perform under this Agreement, nor has any event occurred which, with the giving of notice, the lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement.

(g)          It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

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(h)           It acknowledges and agrees that the Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(i)            It has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

(j)            It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

(k)           It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

(l)            Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains any materially untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

Subsection 7.03.         Repurchase; Substitution.

(a)           It is understood and agreed that the representations and warranties set forth in Sections 7.01 and 7.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination, or lack of examination, of any Mortgage Loan Document. Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans (or which materially and adversely affects the value of a particular Mortgage Loan or the interest of the Purchaser in a particular Mortgage Loan in the case of a representation and warranty relating to such particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other. A breach of representations and warranties in Sections 7.01(h), (bb), and (vv) shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser in any Mortgage Loan. The Seller shall have a period of sixty (60) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such sixty (60) day period, the Seller shall, at the Purchaser’s option, (i) repurchase such Mortgage Loan at the Repurchase Price, (ii) substitute a mortgage loan for the defective Mortgage Loan as provided below or (iii) except for a breach of the representation and warranty in Section 7.01(bb), make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach, such payment to be made in the manner set forth above in respect of the Purchase Price of a repurchased Mortgage Loan. In the event that any such breach shall involve any representation or warranty set forth in Section 7.02, and such breach is not cured within sixty (60) days of the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by transfer of the amount of the Repurchase Price to the Custodial Account.

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(b)          If the Seller is required to repurchase any Mortgage Loan pursuant to this Subsection 7.03 as a result of a breach of any of the representations and warranties set forth in Subsection 7.01, the Seller may, with the Purchaser’s prior consent, within two (2) years from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any Substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the Deleted Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Loan Remittance Rate borne by the Deleted Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to an account designated by the Purchaser), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the Deleted Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Deleted Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the Deleted Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan, (f) have the same lien priority as that of the Deleted Mortgage Loan and (g) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Subsection 7.01 as of the date of substitution.

(c)          The Seller shall amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan. The Monthly Payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Monthly Payment on the Deleted Mortgage Loan for which the substitution is made due on such date shall be the property of the Purchaser.

(d)          In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller’s representations and warranties contained in Subsection 7.01 or 7.02. The Purchaser promptly shall notify the Seller if a claim is made by a third party with respect to a breach of the Seller’s representations and warranties contained in Subsections 7.01 or 7.02 and the Seller shall assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. In addition, the Seller shall promptly pay or reimburse the Purchaser for any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses related to any such claim as such amounts are incurred by the Purchaser upon receipt of written notice from the Purchaser. For purposes of this paragraph, “Purchaser” shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were “Purchasers” under this Agreement.

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It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to this Subsection 7.03, constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller agrees that a breach of a representation or warranty set forth in Subsections 7.01 or 7.02 exists that materially and adversely affects the value of a particular Mortgage Loan or the interest of the Purchaser in a particular Mortgage Loan, and the Seller fails to cure, repurchase or substitute for the defective Mortgage Loan accordance with this Subsection 7.03 or to indemnify Purchaser pursuant to this Subsection 7.03, that failure shall be an Event of Default and the Purchaser shall be entitled to pursue all available remedies. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Subsections 13.01 and 14.01.

(e)          Any cause of action against the Seller or the Servicer, as applicable, relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 and 7.02 shall accrue as to any Mortgage Loan upon (i) notice thereof by the Purchaser to the Seller or the Servicer, as applicable, (ii) failure by the Seller or the Servicer, as applicable, to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller or the Servicer, as applicable, by the Purchaser for compliance with this Agreement.

(f)          In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase or substitution of a defective Mortgage Loan pursuant to this Subsection 7.03, require that the Seller deliver, at the Seller’s expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on “prohibited transactions” of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

(g)          With respect to any Mortgage Loan listed as having mortgage insurance on the Mortgage Loan Schedule, regardless of whether the insurance is borrower paid or lender paid, if the mortgage insurer rejects, denies, or rescinds a claim on the basis of any defect in connection with the origination of the Mortgage Loan or the servicing of the Mortgage Loan prior to the Closing Date (a “mortgage insurer rejection”), other than as a result of the mortgage insurer’s breach of its obligations or as a result of the mortgage insurer's insolvency, the Seller shall either repurchase such Mortgage Loan at the Repurchase Price or pay the Trust the amount of such claim within thirty (30) days from the date of such mortgage insurer rejection.

(h)          The parties agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of the Seller to repurchase a Mortgage Loan due to a breach of a representation or warranty contained in Section 7.01 hereof shall be by Arbitration.

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If any allegation of a breach of a representation or warranty made in Section 7.01 has not been resolved to the satisfaction of both the Purchaser and the Seller, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter. To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 7.03(h), provided that if the Seller has not responded to the Purchaser's notification of a breach of a representation and warranty, the Purchaser shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide the Seller with an opportunity to respond to such notification. Within 10 Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next 5 business days, notify the American Arbitration Association in New York, New York and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys’ fees and costs in connection with the Arbitration.

Subsection 7.04.         Repurchase of Mortgage Loans With Early Payment Default.

With respect to any Mortgage Loan, if the related Mortgagor fails to make either the first (1st), second (2nd) or third (3rd) Monthly Payment due after the Closing Date within thirty (30) days from when such Monthly Payment was due and such failure is solely due to the fault of the Mortgagor and not to an administrative error by the Servicer, then, in any such case, the Seller shall, within thirty (30) days of receipt of notice from the Purchaser, repurchase such Mortgage Loan from the Purchaser at the Repurchase Price, which shall be paid as provided in Subsection 7.03 hereof.

Subsection 7.05.         Purchase Price Protection.

With respect to any Mortgage Loan that prepays in full during the ninety (90) day period from and after the related Closing Date, the Seller shall reimburse the Purchaser, within five (5) Business Days of notice of such prepayment in full, the excess of (i) the Purchase Price for such Mortgage Loan and (ii) the outstanding principal balance of such Mortgage Loan as of the Cut-off Date.

SECTION 8. Closing.

Subsection 8.01.         Closing Conditions.

The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The closing shall be either by telephone, confirmed by letter or wire as the parties hereto shall agree, or conducted in person, at such place as the parties hereto shall agree.

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The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions:

(a)           the Purchaser shall have received, or the Purchaser's attorney shall have received, in escrow, all closing documents as specified in Section 8.02, duly executed by all signatories other than the Purchaser;

(b)          all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Subsection 7.01, such other date specified therein) in all material respects and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute an Event of Default hereunder;

(c)           the Purchaser shall have received from the custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans; and

(d)          all other terms and conditions of this Agreement and the related PPTL to be satisfied by the Seller shall have been complied with in all material respects.

Upon satisfaction of the foregoing conditions, the Purchaser shall pay to the Seller on such Closing Date the Purchase Price for the related Mortgage Loan Package, plus accrued interest pursuant to Section 4 of this Agreement.

Subsection 8.02.         Closing Documents.

(a)          On or before the initial Closing Date, the Seller shall submit to the Purchaser fully executed originals of the following documents:

(i)          this Agreement, in four counterparts;

(ii)         a Custodial Account Letter Agreement;

(iii)        an Escrow Account Letter Agreement; and

(b)          On or before each Closing Date, the Seller shall submit to the Purchaser fully executed originals of the following documents:

(i)          the related PPTL executed by the Seller and a funding memorandum setting forth the Purchase Price(s), and the accrued interest thereon, for the Mortgage Loan Package;

(ii)         the related Mortgage Loan Schedule and an electronic data file containing information on a loan-level basis; and

(iii)        a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable.

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SECTION 9. [Reserved.]

SECTION 10. Costs.

The Seller and the Servicer shall pay any commissions due their salespeople and the legal fees and expenses of their attorneys. The Purchaser shall pay the cost of delivering the Mortgage Files to the Purchaser or its designee, the cost of recording the Assignments of Mortgage, any custodial fees incurred in connection with the release of any Mortgage Loan Documents as may be required by the servicing activities hereunder and all other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Seller to the Purchaser, including without limitation the Purchaser’s attorneys’ fees. The Seller shall pay the cost of delivering the Mortgage Loan Documents to the Purchaser or its designee for each related Closing Date.

SECTION 11. Administration and Servicing of Mortgage Loans.

Subsection 11.01.         Servicer to Act as Servicer; Subservicing.

Effective as of each related Transfer Date, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans on behalf of the Purchaser and in the best interest of the Purchaser (as determined by the Servicer in its reasonable judgment) in accordance with this Agreement, Customary Servicing Procedures, Applicable Laws and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder. Notwithstanding anything to the contrary, the Servicer may delegate any of its duties under this Agreement to one or more of its affiliates without regard to any of the requirements of this section; provided, however, that the Servicer shall not be released from any of its responsibilities hereunder by virtue of such delegation. The Mortgage Loans may be subserviced by one or more unaffiliated subservicers on behalf of the Servicer provided each subservicer is a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility requirements for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of the subservicer from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances), and the subservicer’s fee shall not exceed the Servicing Fee.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself. If the Servicer’s responsibilities and duties under this Agreement are terminated and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer’s own funds without reimbursement from the Purchaser.

The Servicer shall be entitled to enter into an agreement with the subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving the subservicer shall be deemed to be between the subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the subservicer including any obligation, duty or liability to pay the subservicer’s fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the subservicer has received such payment. The Servicer shall not make any amendment to any agreement with a subservicer if such amendment is not consistent with or violates the provisions of this Agreement, or if such amendment could be reasonably expected to be materially adverse to the interests of the Purchaser.

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Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action. Additionally, the Servicer shall not accept any deed-in-lieu of, short pay-off, or sale of any Mortgaged Property, in which the sale proceeds are less than the unpaid principal balance of the related Mortgage Loan unless the Purchaser has approved such action. Further, the Servicer shall not defer or forgive the payment of any principal or interest or change the outstanding principal amount (except to reflect actual payments of principal) unless the Purchaser has approved such action. Any capitalization of arrearages of interest, fees and expenses in excess of 10% of the outstanding unpaid principal balance of the related Mortgage Loan immediately prior to the capitalization shall be made only after the Servicer has received the express written consent of the Purchaser. Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself or the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release and discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 11.13. Notwithstanding anything to the contrary in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of a Mortgage Loan that could cause any REMIC holding such Mortgage Loan to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or 860G(d) of the Code on any REMIC holding such Mortgage Loan.

The Purchaser shall furnish to the Servicer, upon request, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Whether in connection with the foreclosure of a Mortgage Loan or otherwise, the Servicer shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Servicer is not required to make a Servicing Advance unless the Servicer determines in the exercise of its good faith judgment that such Servicing Advance would ultimately be recoverable from Liquidation Proceeds, REO Disposition Proceeds, Insurance Proceeds or Condemnation Proceeds of the related Mortgaged Property (with respect to each of which the Servicer shall have the priority described in Subsection 11.05 for purposes of withdrawals from the Custodial Account). Any Servicing Advance that would cause the amount of unreimbursed Servicing Advances for a particular Mortgage Loan to exceed $15,000 shall be made only after notification of the Purchaser.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser’s expense. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Subsection 11.05 hereof.

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Subsection 11.02.         Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of forty-five (45) days, the Servicer shall order an inspection of the related Mortgaged Property and if the Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae, Freddie Mac or the FHFA, as applicable. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances. The Servicer shall take appropriate measures to ensure the accuracy of all documents filed or otherwise utilized by the Servicer or its vendors or subcontractors in any judicial or non-judicial foreclosure proceeding, related bankruptcy proceeding or in other foreclosure-related litigation, including but not limited to, documentation sufficient to establish ownership of the Mortgage Loan by the Purchaser and the right to foreclose at the time the foreclosure action is commenced. In connection with any foreclosure proceeding, the Servicer shall comply with Applicable Law and any regulatory orders, directives or guidance applicable to the Servicer. If the portion of any Liquidation Proceeds allocable as a recovery of interest on a related Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser. Upon liquidation of any Mortgage Loan, the Servicer shall provide written notice thereof to the custodian appointed by the Purchaser.

Subsection 11.03.         Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies, and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Subsection 11.04.         Establishment of Custodial Account; Deposits in Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled “[name of Servicer], in trust for RBS Financial Products Inc. as Purchaser of Mortgage Loans and various Mortgagors.” Such Custodial Account shall be an Eligible Account established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of the Servicer) which meets the guidelines set forth by the FHFA, Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. The Custodial Account shall not be transferred to another depository institution without the Purchaser’s approval, which shall not unreasonably be withheld. In any case, the Custodial Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.

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The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the related Cut-off Date):

(a)          all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(b)          all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate;

(c)          all Liquidation Proceeds;

(d)          all Insurance Proceeds other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

(e)          all Condemnation Proceeds which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

(f)           any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19;

(g)          any amount required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13 including, but not limited to, REO Disposition Proceeds;

(h)          all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Substitute Mortgage Loans pursuant to Subsection 7.03;

(i)            with respect to each Full Prepayment and each Partial Prepayment, an amount (to be paid by the Servicer out of its own funds) equal to the Prepayment Interest Shortfall; provided, however, that the Servicer’s aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month;

(j)           amounts required to be deposited by the Servicer in connection with the deductible clause of any hazard insurance policy; and

(k)           with respect to any repurchase of one or more Mortgage Loans, the amount of the related Repurchase Price pursuant to Section 7.03.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees need not be deposited by the Servicer in the Custodial Account.

The Servicer may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Servicer for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal by the Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

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Subsection 11.05.         Withdrawals From the Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)          to make payments to the Purchaser in the amounts and in the manner provided for in Subsection 11.15;

(b)          to reimburse itself for P&I Advances, the Servicer’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser with respect to such Mortgage Loan, except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(c)          to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser unless the Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, or Servicer is required to pay the Prepayment Interest Shortfall pursuant to Subsection 11.15, in which case the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the related Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(d)          to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Purchaser in an Officer’s Certificate) by the Servicer pursuant to subclause (b) or (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller pursuant to Subsection 7.03;

(e)          to reimburse itself for P&I Advances and Servicing Advances that were added to the outstanding principal balance of a Mortgage Loan in connection with a modification of such Mortgage Loan to capitalize arrearages; provided, that the Servicer shall be entitled to be reimbursed for these amounts only from the principal collections on the Mortgage Loans;

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(f)          to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

(g)          to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

(h)          to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

(i)          to withdraw any amounts inadvertently deposited in the Custodial Account; and

(j)          to clear and terminate the Custodial Account upon the termination of this Agreement.

Upon request, the Servicer will provide the Purchaser with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

Subsection 11.06.         Establishment of Escrow Account; Deposits in Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the “Escrow Account”), titled “[name of Servicer], in trust for RBS Financial Products Inc. as Purchaser of Mortgage Loans and various Mortgagors.” The Escrow Account shall be an Eligible Account established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of Servicer), which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts. The Escrow Account shall not be transferred to another depository institution without the Purchaser’s approval, which shall not unreasonably be withheld. In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.

The Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (b) all amounts representing proceeds of any hazard or flood insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only in accordance with Subsection 11.07 hereof. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by Applicable Law.

Subsection 11.07.         Withdrawals From Escrow Account.

Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Subsection 11.08 hereof with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by Applicable Law, (e) for application to the restoration or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

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Subsection 11.08.         Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Subsections 11.05(c), 11.05(d) and 11.07(b). No costs incurred by the Servicer or subservicers in effecting the payment of ground rents, taxes, assessments and other charges on the Mortgaged Properties or mortgage or hazard insurance premiums shall, for the purpose of calculating remittances to the Purchaser, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Subsection 11.09.         Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to an Eligible Account at a different depository institution. Pursuant to Subsections 11.04 and 11.06, such transfer shall be made only with the Purchaser’s approval, which shall not unreasonably be withheld.

Subsection 11.10.         Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer acceptable to Fannie Mae or Freddie Mac, as applicable, in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the National Flood Insurance Program, in an amount representing coverage not less than the lesser of (A) the minimum amount required under the terms of the coverage to compensate for any damage or loss to the Mortgaged Property on a replacement-cost basis (or the outstanding principal balance of the Mortgage Loan if replacement-cost basis is not available) or (B) the maximum amount of insurance available under the National Flood Insurance Program. The Servicer shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such Applicable Laws as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either its insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac, as applicable, and are licensed to do business in the state wherein the property subject to the policy is located.

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The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development, planned unit development or Cooperative Project shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements, as applicable.

Subsection 11.11.         Maintenance of Primary Mortgage Insurance Policy; Claims.

With respect to each Mortgage Loan with a LTV in excess of 80%, the Servicer shall promptly, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy issued by a Qualified Insurer insuring the portion over 78% (or such other percentage in conformance with then current Fannie Mae requirements) until terminated pursuant to the Homeowners Protection Act of 1988, 12 USC § 4901, et seq. or any other Applicable Law. In the event that such Primary Mortgage Insurance Policy shall be terminated other than as required by Applicable Law, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall obtain from another Qualified Insurer a replacement Primary Mortgage Insurance Policy. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.18, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 11.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.

Subsection 11.12.         Fidelity Bond; Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans. These policies must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer’s personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. The Fidelity Bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage and maximum deductible under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guide, as amended or restated from time to time, as applicable, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac, as applicable. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that the Servicer shall endeavor to provide written notice to the Purchaser thirty (30) days prior to modification or any material change.

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Subsection 11.13.         Title, Management and Disposition of REO Property.

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its nominee.

The Servicer shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation of the related REO Property. The Servicer shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

The disposition of REO Property shall be carried out by the Servicer, subject to Subsection 11.01. The Purchaser shall pay the Servicer a fee of 1.5% of the sales price for such REO Property for services associated with managing the REO Property through its disposition. Upon the request of the Purchaser, and at the Purchaser’s expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Purchaser.

The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Any disbursement in excess of $15,000 shall be made only with the prior written approval of the Purchaser. The Servicer shall deduct the costs of managing, conserving, protecting and operating the REO Property from the proceeds of the sale of the REO Property (providing documentary evidence of such costs) and shall not withdraw funds to cover such costs from the Custodial Account.

The Servicer shall not accept any sale offer for an REO Property that is more than 10% below the most recent Reconciled Market Value of the REO Property without the prior written consent of the Purchaser.

Subsection 11.14.         Servicing Compensation.

As compensation for its services hereunder and subject to Subsection 11.15, the Servicer shall be entitled to retain the Servicing Fee from interest payments actually collected on the Mortgage Loans. Additional servicing compensation in the form of assumption fees, late payment charges, Prepayment Penalties, fees related to the disposition of REO Property and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Subsection 11.15.         Distributions.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record on the preceding Record Date (a) all amounts credited to the Custodial Account at the close of business on the related Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05(b) through (h), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, minus (c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which the Remittance Date occurs.

Not later than each Remittance Date, the Servicer shall from its own funds deposit in the Custodial Account an amount equal to the aggregate Prepayment Interest Shortfall due to either Partial Prepayment or Full Prepayment, if any, existing in respect of the related Principal Prepayment Period.

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With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the overnight federal funds effective rate, but in no event greater than the maximum amount permitted by Applicable Law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Subsection 11.16.         Statements to the Purchaser.

Not later than the fifth (5th) Business Day of each calendar month, the Servicer shall forward to the Purchaser in an electronic format a statement, containing data elements to be mutually agreed upon by the parties and substantially similar to those set forth in the form of Exhibit 5, setting forth, among other information specified in Exhibit 5, on a loan-by-loan basis: (a) the amount of payments received for the related Due Period which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month. Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more months delinquent. The Servicer shall submit to the Purchaser monthly a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported. Such liquidation report shall be incorporated into the remittance report delivered to Purchaser in the form of Exhibit 5 hereto. The Servicer shall also provide such information as set forth above to the Purchaser in electronic form in the Servicer’s standard format, a copy of which has been provided by the Servicer.

In addition, the Servicer shall submit to the Purchaser monthly loan-by-loan default information including, without limitation, notes made and retained by the Servicer in connection with servicing the defaulted loan, the reasons for the default, updated values of the Mortgaged Property, updated FICO scores on the Mortgagor and information regarding Servicing Advances made.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser pursuant to any Applicable Law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

Subsection 11.17.         Advances by the Servicer.

On the Business Day immediately preceding each related Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Servicer’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last related Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d). The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination. The Servicer shall not have any obligation to advance amounts in respect of shortfalls relating to the Servicemembers Civil Relief Act and similar state and local laws.

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Subsection 11.18.         Assumption Agreements.

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor prior to payment in full of the Mortgage Loan, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. In connection with any such assumption, the outstanding principal amount, the Monthly Payment, the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Gross Margin (if applicable), the Initial Rate Cap (if applicable) or the Periodic Rate Cap (if applicable) of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased. If an assumption is allowed pursuant to this Subsection 11.18, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

Subsection 11.19.         Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser in accordance with the provisions of this Agreement. The Purchaser agrees to deliver to the Servicer (or cause to be delivered to the Servicer) the original Mortgage Note for any Mortgage Loan not later than five (5) Business Days following its receipt of a notice from the Servicer that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. Such Mortgage Note shall be held by the Servicer, in trust, for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under any applicable federal or state law.

In the event the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, the Servicer shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan, including any accrued and unpaid interest thereon (calculated at the Net Remittance Rate), by deposit thereof in the Custodial Account. The Fidelity Bond shall insure the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Subsection 11.20.         Seller and Servicer Shall Provide Access and Information as Reasonably Required.

The Seller and the Servicer shall provide to the Purchaser access to any documentation regarding the Mortgage Loans which may be required by Applicable Law or by the Purchaser’s regulators. Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer. The Servicer shall cooperate in good faith with the Purchaser, its agents and regulators in responding to any reasonable inquiries regarding the Servicer’s servicing of the Mortgage Loans and the Servicer’s compliance with, and ability to perform its obligations under, the provisions of this Agreement, and its oversight and monitoring procedures with respect to any subservicers or subcontractors engaged by the Servicer to perform any obligations under this Agreement. In connection with the foregoing, the Servicer shall provide the Purchaser and its agents and regulators with reasonable access to its facilities, employees and servicing systems to the extent such access is reasonably necessary in order for the Purchaser to comply with Applicable Law or the requirements of its regulators.

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In addition, the Seller and the Servicer shall furnish upon request by the Purchaser, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and Applicable Law. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require. The Seller and the Servicer each agree to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Subsection 11.21.         Inspections.

The Servicer shall inspect the Mortgaged Property as often deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than forty-five (45) days delinquent, the Servicer shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Customary Servicing Procedures or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep written report of each such inspection and shall provide a copy of such inspection to the Purchaser upon the request of the Purchaser.

Subsection 11.22.         Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures. For claims greater than $15,000, at a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(a)          the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(b)          the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(c)          the Servicer shall verify that the Mortgage Loan is not in default; and

(d)          pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Subsection 11.23.         Fair Credit Reporting Act.

With respect to each Mortgage Loan which has been (or becomes) delinquent 30 days or more at least once since origination, the Servicer has fully and accurately furnished complete information (i.e., favorable and unfavorable) on the related Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and, for each Mortgage Loan, the Servicer will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company or their respective successors, on a monthly basis.

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Subsection 11.24.         Statement as to Compliance.

To the extent that any Mortgage Loans are serviced pursuant to this Agreement and are not part of a Securitization Transaction, the Servicer will deliver to the Purchaser, not later than March 15 each year, an Officer’s Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

Subsection 11.25.         Independent Public Accountants’ Servicing Report.

To the extent that any Mortgage Loans are serviced pursuant to this Agreement and are not part of a Securitization Transaction, not later than March 15 of each year, the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that such firm is of the opinion that the provisions of this Agreement or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. The Servicer shall be considered to have fulfilled its obligations under this Section 11.25 by providing the Purchaser or its designee on an annual basis (i) a copy of a Uniform Single Attestation Program Report from their independent public accountants or (ii) each of the items described in Section 2.05 of the Regulation AB Compliance Addendum attached to this Agreement.

SECTION 12. The Servicer.

Subsection 12.01.         Indemnification; Third Party Claims.

(a)          The Servicer agrees to indemnify and hold harmless the Purchaser against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement.

(b)          The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume (with the written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees. If the Servicer has assumed the defense of the Purchaser, the Servicer shall provide the Purchaser with a written report of all expenses and advances incurred by the Servicer pursuant to this Subsection 12.01 and the Purchaser shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement or the Servicer’s indemnification obligations under Subsection 7.03.

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Subsection 12.02.         Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be Fannie Mae or Freddie Mac approved seller/servicer and shall have a GAAP net worth of not less than $25,000,000.

Subsection 12.03.         Limitation on Liability of the Servicer and Others.

The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Servicer. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Customary Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on the Servicer herein; and, provided further, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Subsection 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer’s duty to service the Mortgage Loans in accordance with this Agreement.

Subsection 12.04.         Seller and Servicer Not to Resign.

Neither the Seller nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer or the Seller, as the case may be, and the Purchaser or, in the case of the Servicer, upon the determination that the Servicer’s duties hereunder are no longer permissible under Applicable Law and such incapacity cannot be cured by the Servicer. Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation of or assignment by the Servicer shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.02.

SECTION 13. Default.

Subsection 13.01.         Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

(a)          any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days;

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(b)           failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

(c)           a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

(d)           the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer’s property;

(e)           the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(f)           the Servicer shall cease to be qualified to do business under the laws of any state in which a Mortgaged Property is located, but only to the extent such qualification is necessary to ensure the enforceability of each Mortgage Loan and to perform the Servicer’s obligations under this Agreement;

(g)           the Servicer shall fail to meet the servicer eligibility qualifications of Fannie Mae or the Servicer shall fail to meet the servicer eligibility qualifications of Freddie Mac;

(h)          the Servicer, if it is also the Seller, shall fail to repurchase a Mortgage Loan within 30 days of the final decision of an Arbitrator that the Seller is obligated to repurchase such Mortgage Loan; or

(i)            the Servicer shall fail to provide to the Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three (3) Business Days after notice of such failure has been given to the Servicer by the Purchaser;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. Upon receipt by the Servicer of such written notice from the Purchaser stating that it intends to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, including any compensation due the Servicer under this Agreement on and after the effective date of termination, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Subsection 14.02. Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor’s possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer’s sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

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Subsection 13.02.         Waiver of Default.

The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

SECTION 14. Termination.

Subsection 14.01.         Termination.

The respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer) or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder. Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser’s sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. Servicing may not be terminated without cause.

Subsection 14.02.         Successors to the Servicer.

Prior to the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01 or 14.01, the Purchaser shall, (a) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement or (b) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement upon such termination. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsections 7.03 or 12.01, it being understood and agreed that the provisions of such Subsections 7.01. 7.02, 7.03 and 12.01 shall be applicable to the Seller notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Subsections 12.04, 13.01 or 14.01 shall not affect any claims that the Purchaser may have against the Servicer based upon facts and circumstances arising prior to any such termination or resignation.

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The Servicer shall promptly deliver to the successor the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment.

SECTION 15. Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)	if to the Purchaser:

RBS Financial Products Inc.
600 Washington Boulevard
Stamford, CT 06901
Attention: Craig Eckes
Telephone: (203) 897-6684
Email: craig.eckes@rbs.com

With a copy to:

RBS Financial Products Inc.
600 Washington Boulevard
Stamford, CT 06901
Attention: Mark Hagelin
Telephone: (203) 897-2546
Email: mark.hagelin@rbs.com

(b)	if to the Seller:

First Republic Bank
111 Pine Street
San Francisco, CA 94111
Attention: Tony Sachs

With a copy to the General Counsel at the same address

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(c)	if to the Servicer:

First Republic Bank
111 Pine Street
San Francisco, CA 94111
Attention: Tony Sachs

With a copy to the General Counsel at the same address

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 16. Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 17. No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

SECTION 18. Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 19. Governing Law; Choice of Forum; Waiver of Jury Trial.

EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) OR ANY OTHER JURISDICTION.

EACH PARTY HERETO KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF IN ANY WAY RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Except as to those matters which this Agreement provides shall be submitted to Arbitration, with respect to any claim or action arising hereunder, the parties (a) irrevocably submit to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, and appellate courts from any thereof, and (b) irrevocably waive any objection which such party may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, and irrevocably waive any claim that any such suit action or proceeding brought in any such court has been brought in an inconvenient forum.

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SECTION 20. Intention of the Parties.

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

SECTION 21. Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 22. Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 23. General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)          the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)          accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)          references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)          the headings of the various articles, sections, subsections and paragraphs of this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof;

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(e)          reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(f)          the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(g)          the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 24. Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 25. Amendment.

This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.

SECTION 26. Confidentiality.

Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a Securitization Transaction of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

SECTION 27. Entire Agreement.

This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

SECTION 28. Further Agreements.

The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

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SECTION 29. Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by the initial Purchaser, the Seller and the Servicer, and the respective successors and assigns of the Purchaser, the Seller and the Servicer. The initial Purchaser and any subsequent purchasers may assign this Agreement to any Person to whom any Mortgage Loan is transferred pursuant to a sale or financing upon prior written notice to the Servicer in accordance with the following paragraph; provided, however, that except in connection with Securitization Transactions, as to which no such quantitative limitation shall apply, unless otherwise agreed to by the Servicer, the Servicer shall not be required to service the Mortgage Loans included in a Mortgage Loan Package for more than three (3) Persons for assignees of RBS Financial Products Inc. or its respective affiliates at any time and shall not recognize any assignment of this Agreement to the extent that following such assignment more than such number of Persons would be purchasers hereunder. The Seller and the Servicer agree that multiple assignments related to or in connection with a single Securitization Transaction shall be deemed to constitute a single assignment, and in respect thereof only the trust formed in connection with a Securitization Transaction shall be deemed to constitute a “Person” for purposes of the limitations on assignment in this Agreement. Upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Mortgage Loans, shall be deemed to be a separate and distinct agreement between the Servicer and such purchaser, and a separate and distinct agreement between the Servicer and each other purchaser to the extent of the other related Mortgage Loan or Mortgage Loans.

At least five (5) Business Days prior to the end of the month preceding the date upon which the first remittance is to be made to an assignee of the Purchaser, the Purchaser shall provide to the Servicer written notice of any assignment setting forth: (a) the Servicer’s applicable Mortgage Loan identifying number for each of the Mortgage Loans affected by such assignment; (b) the aggregate scheduled transfer balance of such Mortgage Loans; and (c) the full name, address and wiring instructions of the assignee and the name and telephone number of an individual representative for such assignee, to whom the Servicer should: (i) send remittances; (ii) send any notices required by or provided for in this Agreement; and (iii) deliver any legal documents relating to the Mortgage Loans (including, but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).

If the Purchaser has not provided the notice of assignment required by this Section 29, the Servicer shall not be required to treat any other Person as a “Purchaser” hereunder and may continue to treat the Purchaser which purports to assign the Agreement as the “Purchaser” for all purposes of this Agreement.

SECTION 30. Non-Solicitation.

Each of the Seller, the Servicer and the Purchaser and any of their respective affiliates hereby agrees that it shall not take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan. In addition, neither the Purchaser nor any of its agents, affiliates, or assignees shall solicit any Mortgagor for any other financial products or services. The foregoing shall not preclude any party from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts such party to request the refinancing of the related Mortgage Loan.

In addition, notwithstanding the foregoing, it is understood and agreed that the Seller, the Servicer or any of their respective affiliates:

(a)          may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the A-quality servicing portfolio of the Seller, the Servicer and any of their affiliates (those it owns as well as those serviced for others) or sent to all of the mortgagors who have specific types of mortgages (such as conventional fixed-rate or conventional adjustable-rate), or sent to those mortgagors whose mortgages fall within specific interest rate ranges;

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(b)          may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

(c)          may offer to refinance a Mortgage Loan made within thirty (30) days following receipt by it of a pay-off request from the related Mortgagor.

SECTION 31. Protection of Consumer Information.

Each party agrees that it (i) shall comply with any Applicable Laws regarding the privacy and security of Consumer Information, (ii) shall not use Consumer Information in any manner inconsistent with any Applicable Laws regarding the privacy and security of Consumer Information, (iii) shall not disclose Consumer Information to third parties except at the specific written direction of the Seller or the Servicer, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Consumer Information from unauthorized access and (v) shall immediately notify the Seller of any actual or suspected breach of the confidentiality of Consumer Information.

SECTION 32. Cooperation of the Company with a Reconstitution; Regulation AB Compliance.

The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect a sale of some or all of the Mortgage Loans then subject to this Agreement to:

(1)         one or more third party purchasers in one or more Whole Loan Transfers; and

(2)         one or more trusts or other entities to be formed as part of one or more Securitization Transactions;

provided, however, that no more than three (3) Persons shall be assignees of the Purchaser’s interest in this Agreement with respect to a given Mortgage Loan Package, except in connection with a Securitization Transaction pursuant to Section 29 above.

The Seller shall cooperate with the Purchaser in connection with any Whole Loan Transfer contemplated by the Purchaser pursuant to this Section. In connection therewith, the Purchaser shall deliver any Reconstitution Agreement or other document related to the Whole Loan Transfer to the Seller at least fifteen (15) days prior to such transfer and the Seller shall execute any Reconstitution Agreement which contains servicing provisions substantially similar to those herein or otherwise reasonably acceptable to the Purchaser and the Seller and which restates the representations and warranties contained in Subsection 7.01 as of the related Closing Date and Subsection 7.02 herein as of the Reconstitution Date. Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans in a Whole Loan Transfer may review the Seller’s servicing and origination operations, upon reasonable prior notice to the Seller, and the Seller shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are available and can be produced without unreasonable expense or effort. Subject to any Applicable Laws, the Seller shall make the Mortgage Files related to the Mortgage Loans held by the Seller available at the Seller’s principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Seller (in no event fewer than five (5) Business Days’ prior notice). The Seller may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release agreement with respect to its activities on the Seller’s premises. The Purchaser hereby agrees to reimburse the Seller for reasonable “out-of-pocket” expenses incurred by the Seller that relate to such Whole Loan Transfer, including without limitation reimbursement for the amount which reasonably reflects time and effort expended by the Seller in connection therewith.

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In order to facilitate compliance with Regulation AB promulgated under the Securities Act, the Servicer and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Addendum I. The Seller and Servicer agree to reasonably cooperate and assist working with Rating Agencies for their review including but not limited to an on-site server due diligence and operational risk assessment and any other reasonable requests. All costs associated with Rating Agency reviews will be borne by the Purchaser. The Seller and Servicer agree to provide notices of repurchase requests and other information required in order to enable the Purchaser to comply with its obligations under Rule 15Ga-1.

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

RBS FINANCIAL PRODUCTS INC.,
as Purchaser

By:
Name:
Title:

FIRST REPUBLIC BANK,
as Seller and as Servicer

By:
Name:
Title:

EXHIBIT 1

MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

(a)          the original Mortgage Note bearing all intervening endorsements, endorsed in blank and signed in the name of the Seller by an officer thereof or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit;

(b)          the original Assignment of Mortgage with assignee’s name left blank;

(c)          the original of any guarantee executed in connection with the Mortgage Note;

(d)          the original Mortgage with evidence of recording thereon, or if any such mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded mortgage, a photocopy of such mortgage certified by the Seller to be a true and complete copy of the original recorded mortgage;

(e)          the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(f)          the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a photocopy of such intervening assignment of mortgage, certified by the Seller to be a true and complete copy of the original recorded intervening assignment of mortgage;

(g)          the mortgagee title insurance policy including an Environmental Protection Agency Endorsement and, with respect to any Adjustable Rate Mortgage Loan, an adjustable-rate endorsement, as received from the title insurance company;

(h)          the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

(i)           a copy of any applicable power of attorney.

With respect to each Mortgage Loan that is secured by a first lien on and a perfected security interest in Co-op Shares and the related Proprietary Lease (as such terms are defined below) granting exclusive rights to occupy the related co-op unit in the building owned by the related co-op corporation, in lieu of delivering the documents listed above the Seller shall deliver the following documents to the Purchaser or its designee:

(i)	the original Mortgage Note together with any applicable riders, endorsed in blank, with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements;

(ii)	the original security agreement;

(iii)	the original lease on a co-op unit evidencing the possessory interest of the owner of the Co-op Shares in such co-op unit (the “Proprietary Lease”) and an original assignment of the Proprietary Lease in blank;

(iv)	the original recognition agreement;

(v)	the original stock certificate representing the shares of stock issued by a co-op corporation and allocated to a co-op unit (the “Co-op Shares”) and original stock power in blank;

(vi)	the original UCC-1 financing statement with evidence of filing; and

(vii)	the original UCC-3 assignment in blank.

EXHIBIT 2

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, copies of which shall be delivered to the Purchaser in diskette form, with a copy retained by the Servicer as necessary:

(a)          Copies of the Mortgage Loan Documents as listed in Exhibit 1.

(b)          Residential loan application.

(c)          Mortgage Loan closing statement.

(d)          Verification of employment and income, including the executed 4506T if required.

(e)          Verification of acceptable evidence of source and amount of down payment.

(f)          Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

(g)          Residential appraisal report.

(h)          Photograph of the Mortgaged Property.

(i)          Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

(j)          Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

(k)          Copies of all required disclosure statements.

(l)          If applicable, termite report, structural engineer’s report, water potability and septic certification.

(m)          Sales contract, if applicable.

(n)          The Primary Mortgage Insurance policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

(o)          Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

(p)          Any documentation provided by the Borrower or obtained by the Seller in connection with the granting of any underwriting exception.

(q)          All other documentation involved in the underwriting or origination of the related Mortgage Loan.

EXHIBIT 3

UNDERWRITING GUIDELINES

[ON FILE WITH THE PURCHASER]

EXHIBIT 4

MORTGAGE LOAN SCHEDULE DATA FIELDS

The following data fields will be included for each Mortgage Loan:

Loan Number

Borrower First Name

Borrower Last Name

Co-Borrower First Name

Co-Borrower Last Name

Property Address

Property City

Property State

Property Zip

Original Loan Amount

Original LTV

Outstanding Senior Lien Amount

Current LTV

Original Appraisal Value

Date of Appraisal

Purchase Price

Mortgage Insurance Code

Gross Coupon

Servicing Fee

Net Coupon

Gross Margin

Minimum Rate

Maximum Rate

Interest Rate at Origination

Original P&I Payment

Current P&I Payment

Note Date

Closing Date

Maturity Date

First Payment Date

Original Term

Remaining Term

Loan Purpose

Cash Out Indicator

Housing Ratio

Debt Ratio

Loan Program

Index Type

Lien Position

Property Type

Units

Occupancy

Documentation Type

Amortization Type

IO Period

Prepay Penalty Percent

Prepay Penalty Expiration Date

Interest Notification Period

P&I Notification Period

Rate Adjustment Frequency

Payment Adjustment Frequency

Periodic Rate Cap

Next Payment Due

Last Payment Date

Next Interest Adjust Date

Next Payment Adjust Date

30 Days Delinquent

60 Days Delinquent

90 Days Delinquent

FICO

Liquidity

Net Worth

EXHIBIT 5

FORM OF MONTHLY REMITTANCE REPORT

Servicer shall provide or cause to be provided the following information to Purchaser:

Investor Code

First Republic Loan Number

Investor Loan Number

Last Paid Installment

Scheduled Payment

Scheduled Interest Rate

Servicing Fee

Beginning Scheduled Balance

Unpaid Principal Balance

Ending Scheduled Balance

Scheduled Principal

Unscheduled Principal

Interest on Curtailment

Total Principal

Scheduled Interest

Total Remittance

Payoff Date

Payoff Amount

Soldier and Sailor (S&S) Flag

S&S subsidy amount

S&S order end date

Prepayment Penalty Amount

Prepayment Amount Waived

Action Code

Investor Id

Category Code

Deal Name

Reason for Default

Breach Letter Date

Mortgagor First Name

Mortgagor Last Name

Property Street Address

City Name

Property Alpha State Code

Property ZIP Code

Next Payment Due Date

MI Company

MI Coverage %

Bankruptcy Status Code

Bankruptcy Filing Date

Bankruptcy Chapter Type

Bankruptcy Case Number

Bankruptcy Post Petition Due Date

Bankruptcy Discharge Date

Bankruptcy Dismissal Date

Loss Mitigation Status Code (To include Short sale and loan modification)

Loss Mit Approval Date

Loss Mit Type

Modified Rate

Modified First payment date

Balloon (Y) (N)

Balloon Amount

Amortization Term

Capitalized Amount

Principal Forbearance

Principal Write down Amount

Short Sale (Y) (N)

Short Sale Sales Price

Short Sale Completed Date

Foreclosure Status Code

Foreclosure Attorney Referral Date

First Legal Date

Foreclosure Property Value

Foreclosure Property Value Type

Foreclosure Property Value Date

Scheduled Foreclosure Date

Foreclosure Sale Date

Foreclosure Sale Amount

REO Status Code

Expenses to Date

REO Eviction Start Date

REO Eviction Completed Date

REO Original Listing Price Amount

REO Current Listing Price Amount

REO Listing Start Date

REO Accepted Offer Amount

REO Accepted Offer Date

REO Completed Date

Occupancy Current Status Code

Property Condition

Property Inspection Date

Appraisal Date

Current Property Value

Repaired Property Value

Original Mortgage Amount

EXHIBIT 6

FORM OF PURCHASE PRICE AND TERMS LETTER

CLOSING DATE:

This Purchase Price and Terms Letter (this “PPTL”), dated as of [_________], 20[___] (the “Closing Date”), confirms the sale by First Republic Bank (the “Seller”) to RBS Financial Products Inc. (the “Purchaser”), and the purchase by the Purchaser from the Seller, of the first lien residential mortgage loans on a servicing retained basis described on the Mortgage Loan Schedule attached as Schedule I hereto (the “Mortgage Loans”), pursuant to the terms of the Flow Mortgage Loan Sale and Servicing Agreement (the “Flow Sale and Servicing Agreement”), dated as of September 7, 2012, by and between the Purchaser and the Seller. Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Flow Sale and Servicing Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Flow Sale and Servicing Agreement, and on a servicing retained basis, all right, title and interest of the Seller in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the Cut-off Date, all other unscheduled collections collected in respect of the Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Seller under the Flow Sale and Servicing Agreement.

The Seller has delivered to the Purchaser or its designee prior to the date hereof the documents with respect to each Mortgage Loan required to be delivered under the Flow Sale and Servicing Agreement.

For purposes of the Mortgage Loans sold pursuant to this PPTL, certain terms shall be as set forth below:

Stated Principal Balance:	$___________________________

Closing Date:	____________________________

Transfer Date:	____________________________

Cut-off Date:	____________________________

Purchase Price Percentage:	__________%

Servicing Fee Rate:	__________%

In WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this PPTL as of the Closing Date referred to above.

RBS FINANCIAL PRODUCTS INC.	FIRST REPUBLIC BANK
as Purchaser	as Seller

By:	By:

Name:	Name:

Its:	Its:

EXHIBIT 7

[RESERVED]

EXHIBIT 8

FORM OF NOTICE OF SALE OF OWNERSHIP OF MORTGAGE LOAN

<<<insert date letter is sent>>>

Dear <<<insert client name>>>

Re: Loan # <<<insert loan number>>>

We are writing you to share some information about the mortgage you originally secured from First Republic Bank. You may know that banks often transfer or sell their loans as a means of overall balance sheet management. In line with these accounting practices, your mortgage was transferred to <<<insert investor name>>> on <<<insert transfer date>>>. <<<insert investor name>>> is located at <<<insert investor address>>> and the telephone number is <<<insert investor telephone number>>>. This letter is being sent to you simply as a legal notice of change. This transfer does not in any way alter your direct relationship with First Republic, and the transfer of ownership of your mortgage loan to has not been publicly recorded.

First Republic will continue to service your loan as it always has, and all existing loan terms and conditions will remain in place. All loan payments should still be sent to First Republic. Any loan payments sent to <<<insert investor name>>> could result in late payments on your account, for which you would be responsible.

The transfer of the lien associated with your loan is currently recorded, or in the future may be recorded, in the public records of the local County Recorder's office for the county where your property is located.

Your points of contact at First Republic remain the same, and you can continue to call your banker about this loan or simply contact First Republic Loan Servicing at 800-888-6994. First Republic has the continued responsibility of addressing your questions and loan issues.

In the unlikely event that you find it necessary to contact <<<insert investor name>>>, please write to us, the servicer of your loan, at First Republic Bank, 111 Pine Street, San Francisco, CA 94111 or call 800-888-6994.

Sincerely,

Loan Servicing

First Republic Bank

EXHIBIT 9

[RESERVED]

ADDENDUM I

REGULATION AB COMPLIANCE ADDENDUM

TO FLOW SALE AND SERVICING AGREEMENT

(Servicing Retained)

SECTION 1. DEFINED TERMS

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

Applicable Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB for which the Company is responsible in its capacity as Servicer as identified on Exhibit B hereto, provided that such Exhibit B may be amended from time to time to reflect changes in Regulation AB.

Commission: The United States Securities and Exchange Commission.

Company: First Republic Bank and its successors.

Company Information: As defined in Section 2.07(a).

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Master Servicer: With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that this term shall not include the Purchaser or an affiliate of the Purchaser and provided further that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

Reconstitution Agreement: The agreement or agreements entered into by the Company and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization Transaction.

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Regulation AB: Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,505, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly by the Purchaser to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer: As defined in Section 2.03(c).

Sponsor: With respect to any Securitization Transaction, the Person identified in writing to the Company by the Purchaser as sponsor for such Securitization Transaction.

Static Pool Information: Static pool information as described in Item 1l05(a)(l)-(3) and 1105(c) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item l122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer, provided that this term shall not include the Purchaser, an affiliate of the Purchaser or originators of Mortgage Loans acquired by the Company from the Purchaser or an affiliate of the Purchaser.

Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions identified in Item 1122(d) of Regulation AB that are required to be performed by the Company under this Agreement or any Reconstitution Agreement, provided that this term shall not include the Purchaser, an affiliate of the Purchaser or originators of Mortgage Loans acquired by the Company from the Purchaser or an affiliate of the Purchaser.

Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company, provided that this term shall not include originators of Mortgage Loans acquired by the Company from the Purchaser or an affiliate of the Purchaser.

Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans (including an Agency Transfer), other than a Securitization Transaction.

SECTION 2. COMPLIANCE WITH REGULATION AB

Subsection 2.01. Intent of the Parties; Reasonableness.

The Purchaser and the Company acknowledge and agree that the purpose of this Regulation AB Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Regulation AB Addendum shall be applicable to all Mortgage Loans included in a Securitization Transaction closing on or after January 1, 2006, regardless whether the Mortgage Loans were purchased by the Purchaser from the Company prior to the date hereof. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Regulation AB Addendum to compliance with Regulation AB include provision of comparable disclosure in private offerings.

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Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees) and one of any Master Servicer or any Depositor (as requested), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser, the Master Servicer or any Depositor to be necessary in order to effect such compliance. The Purchaser agrees to provide the Company with reasonable prior notice of requests for information.

The Purchaser and the Company also acknowledge and agree that Section 2.02(a)(i)-(v), Section 2.03(c), (e) and (f), Section 2.04, Section 2.05 and Section 2.06 of this Regulation AB Addendum shall only be applicable with respect to any Mortgage Loan if the Company (or Subservicer, if any) services such Mortgage Loan for a period following the closing date of a related Securitization Transaction.

For purposes of this Regulation AB Addendum, the term “Purchaser” shall refer to RBS Financial Products Inc. and its successors in interest and assigns. In addition, any notice or request that must be “in writing” or “written” may be made by electronic mail at such addresses as provided for notice under the Agreement.

Subsection 2.02. Additional Representations and Warranties of the Company.

(a)          The Company shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 2.03 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event with respect to the Company has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company’s financial condition that are reasonably expected to have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified in writing to the Company by the related Depositor of a type described in Item 1119 of Regulation AB.

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(b)          If so requested in writing by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 2.03, the Company shall use its best efforts to confirm in writing within five (5) Business Days, but in no event later than ten (10) Business Days, following such request the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide within five (5) Business Days, but in no event later than ten (10) Business Days, reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Subsection 2.03. Information to Be Provided by the Company.

In connection with any Securitization Transaction, the Company shall use its best efforts to (i) within five (5) Business Days, but in no event later than ten (10) Business Days, following written request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

(a)          If so requested in writing by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)         the originator’s form of organization;

(B)         a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(C)         a description of any legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer that would be material to securityholders; and

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(D)         a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)         the sponsor;

(2)         the depositor;

(3)         the issuing entity;

(4)         any servicer;

(5)         any trustee;

(6)         any originator;

(7)         any significant obligor;

(8)         any enhancement or support provider; and

(9)         any other material transaction party.

(b)          If so requested in writing by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information solely with respect to securitized pools of mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) that were originated by the Seller or a Third Party Originator and included in securitizations that closed during the five (5) years preceding the closing date of the related Securitization Transaction and for which Seller or a third party was the depositor. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each prior securitized pool shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in such prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph) during the applicable offering period for the securities, the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

If so requested in writing by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Regulation AB Addendum), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to securitizations closed on or after January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

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(c)          If so requested in writing by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a “Servicer”), as is requested for the purpose of compliance with Item 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)         the Servicer’s form of organization;

(B)         a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)         whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing by the Servicer during the three-year period immediately preceding the related Securitization Transaction;

(2)         the extent of outsourcing the Servicer utilizes;

(3)         whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)         whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)         such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)         a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

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(D)         information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under the Agreement or any Reconstitution Agreement;

(E)         information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)         a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)         a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H)         information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(I)         a description of any legal or governmental proceedings pending (or known to be contemplated) against the Servicer that would be material to securityholders; and

(J)         a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of a Securitization Transaction.

(1)         the sponsor;

(2)         the depositor;

(3)         the issuing entity;

(4)         any servicer;

(5)         any trustee;

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(6)         any originator;

(7)         any significant obligor;

(8)         any enhancement or support provider; and

(9)         any other material transaction party.

(d)          For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, for so long as the Depositor is required to file reports under the Exchange Act with respect to a Securitization Transaction, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator that would be material to securityholders and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party, (C) any Event of Default of which it is aware or has received notice under the terms of the Agreement or any Reconstitution Agreement, (D) any merger or consolidation where the Company is not the surviving entity or sale of substantially all of the assets of the Company, and (E) the Company’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company’s obligations under the Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(e)          As a condition to the succession to the Company or any Subservicer as servicer or subservicer under the Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested in writing by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)          In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data and materials related thereto and reasonably available to it as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

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(i)          any modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB) that would be material to the securityholders;

(ii)         breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB) that would be material to the securityholders; and

(iii)        information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as additions, substitutions or repurchases), and any changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB) that would be material to the securityholders.

(g)          The Company shall provide to the Purchaser, any Master Servicer and any Depositor, upon written request, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policies, and, to the extent material to securityholders, such other information related to the Company or any Subservicer of the Company’s or such Subservicer’s performance hereunder.

Subsection 2.04. Servicer Compliance Statement.

On or before March 5th of each calendar year when the Depositor is required to file reports under the Exchange Act with respect to the related Securitization Transaction, commencing in 2013, the Company shall deliver to the Purchaser and any Master Servicer, or any Depositor if a Master Servicer has not been identified for the related Securitization Transaction, a statement of compliance addressed to such parties and signed by an authorized officer of the Company, to the effect that (i) a review of the Company’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Company has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Subsection 2.05. Report on Assessment of Compliance and Attestation.

(a)          On or before March 5th of each calendar year when the Depositor is required to file reports under the Exchange Act with respect to the related Securitization Transaction, commencing in 2013, the Company shall:

(i)          deliver to the Purchaser and any Master Servicer, or any Depositor if a Master Servicer has not been identified for the related Securitization Transaction, a report (in form and substance reasonably satisfactory to such parties) regarding the Company’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to such parties and signed by an authorized officer of the Company, and shall address each of the “Applicable Servicing Criteria,” applying such Applicable Servicing Criteria in a manner such that “investor” shall mean any Master Servicer or Trustee on behalf of the trust;

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(ii)         deliver to the Purchaser and any Master Servicer, or any Depositor if a Master Servicer has not been identified for the related Securitization Transaction, a report of a registered public accounting firm reasonably acceptable to such parties that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)        cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 2.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Master Servicer, or any Depositor if a Master Servicer has not been identified for the related Securitization Transaction, an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)        deliver, and cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 2.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver, to the Purchaser and any Master Servicer, or any Depositor if a Master Servicer has not been identified for the related Securitization Transaction, and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit A.

The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b)          Each assessment of compliance provided by a Subservicer pursuant to Section 2.05(a)(iii) shall address each of the Applicable Servicing Criteria for which such Subservicer is responsible for the period from and after the date of appointment of the Subservicer. An assessment of compliance provided by a Subcontractor pursuant to Section 2.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2.06.

Subsection 2.06. Use of Subservicers and Subcontractors.

The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not authorize any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

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(a)          It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2.02, 2.03(c), (e), (f) and (g), 2.04, 2.05 and 2.07 of this Regulation AB Addendum to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 2.03(d) of this Regulation AB Addendum. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.05 as and when required to be delivered.

(b)          It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon written request provide to the Purchaser and any Master Servicer, or any Depositor (or any designee of the Depositor, such as an administrator) if a Master Servicer has not been identified for the related Securitization Transaction, a written description (in form and substance reasonably satisfactory to such parties) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

(c)          As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 2.05 and 2.07 of this Regulation AB Addendum to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 2.05, in each case as and when required to be delivered.

Subsection 2.07. Indemnification; Remedies.

(a)          The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each Sponsor; each issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

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(i)          (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided in written or electronic format under this Section 2 by or on behalf of the Company, or provided under this Section 2 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Company Information”), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

(ii)         any breach by the Company of its obligations under this Section 2, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 2, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)        any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date, or

(iv)        the negligence, bad faith or willful misconduct of the Company in connection with its performance under this Section 2.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section 2.07, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

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This indemnification shall survive the termination of the Agreement or the termination of any party to the Agreement.

(b)          (i)          Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 2, to the extent that such failure continues unremedied for two (2) Business Days after the date on which such information, report, certification, accountants’ letter or other material was required to be delivered, or any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in the Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and, if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

(ii)         Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 2.04 or 2.05, including (except as provided below) any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor “participating in the servicing function” within the meaning of Items 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

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(iii)        The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser), any Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Subsection 2.08. Third-party Beneficiary.

For purposes of this Regulation AB Addendum and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of the Agreement, entitled to all the rights and benefits hereof as if it were a direct party to the Agreement.

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EXHIBIT A

FORM OF ANNUAL CERTIFICATION

Re:         The [      ] agreement dated as of [    ], 20[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of ________________________ certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)         I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 20[___] that were delivered by the Company to the [Depositor] [Master Servicer] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)         Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)         Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer];

(4)         I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)         The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

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EXHIBIT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”;

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	x

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	x

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	x

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	x

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	x

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	x

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	x

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	x

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	x

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	x

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.	x

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	x

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	x

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	x

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	x

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	x

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	x

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	x

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	x

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	x

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	x

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	x

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	x

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the Mortgage Loans, or such other number of days specified in the transaction agreements.	x

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	x

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	x

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	x

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	x

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

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EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A. Date: _______________

751 Kasota Avenue

Minneapolis, MN 55414

Attn: WFDC Release Department.

Re:	Custodial Agreement, dated as of January 1, 2013, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number: _________________

Mortgagor Name, Address & Zip Code:	Pool Number: ____________________

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation                                                                Reason:__________________

                                                                                                                  For CMI Use Only:_____________

By:____________________________________________
      (Authorized Signature)

Printed Name ___________________________________

Servicer Name:______________________________ ____

Ship To Address: ________________________________

________________________________

Phone:   _____ ______________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT 10

FORM OF MONTHLY LOSS REPORT

Exhibit : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________ Date: _______________

Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No
If “Yes”, provide deficiency or cramdown amount

Liquidation and Acquisition Expenses:
(1) Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2) Interest accrued at Net Rate	________________	(2)
(3) Accrued Servicing Fees	________________	(3)
(4) Attorney's Fees	________________	(4)
(5) Taxes (see page 2)	________________	(5)
(6) Property Maintenance	________________	(6)
(7) MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8) Utility Expenses	________________	(8)
(9) Appraisal/BPO	________________	(9)
(10) Property Inspections	________________	(10)
(11) FC Costs/Other Legal Expenses	________________	(11)
(12) Other (itemize)	________________	(12)
Cash for Keys__________________________	________________	(12)
HOA/Condo Fees_______________________	________________	(12)
	________________	(12)

Total Expenses	$ _______________	(13)
Credits:
(14) Escrow Balance	$ _______________	(14)
(15) HIP Refund	________________	(15)
(16) Rental Receipts	________________	(16)
(17) Hazard Loss Proceeds	________________	(17)
(18) Primary Mortgage Insurance / Gov’t Insurance	________________	(18a)
HUD Part A	________________	(18b)

HUD Part B
(19) Pool Insurance Proceeds	________________	(19)
(20) Proceeds from Sale of Acquired Property	________________	(20)
(21) Other (itemize)	________________	(21)
_________________________________________	________________	(21)

Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)	$________________	(23)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

EXHIBIT 11

FORM OF DELINQUENCY REPORTING

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Column/Header Name	Description	Decimal	Format Comment
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	AMOUNT HUD PAID ON PART B CLAIM	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	DATE VETERANS ADMIN. DISBURSED VA CLAIM PAYMENT		MM/DD/YYYY

VA_CLAIM_PAID_AMT	AMOUNT VETERANS ADMIN. PAID ON VA CLAIM	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale
•	SS- Short Sale
•	MISC- Anything else approved by the PMI or Pool Insurer

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com